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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-0495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices)                     (Zip code)

ERIC E. MILLER, ESQ.
1200 RIVER ROAD
SUITE 1000
CONSHOHOCKEN, PA 19428
(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: 10/31/2004

Date of reporting period: 10/31/2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

October 31, 2004

Core Equity Series
Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Nationwide Fund
Gartmore Mid Cap Growth Fund
Gartmore Small Cap Fund

Core Asset Allocations Series
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

Core Fixed Income Series
Gartmore Bond Fund
Gartmore Government Bond Fund
Gartmore Tax-Free Income Fund
Gartmore Money Market Fund
Gartmore Morley Enhanced Income Fund
Gartmore Morley Capital Accumulation Fund

www.gartmorefunds.com

Solutions.

UNITED STATES | UNITED KINGDOM | JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $77 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 10 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC.3

1. As of Oct. 31, 2004.

2. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.

3. These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $40 billion as of Oct. 31, 2004.

4. Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.
Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2004 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2004

Contents

2	Message to Shareholders
3	Market Perspectives

Core Equity Series
9	Gartmore Growth Fund
15	Gartmore Large Cap Value Fund
22	Gartmore Nationwide Fund
29	Gartmore Mid Cap Growth Fund
35	Gartmore Small Cap Fund

Core Asset Allocations Series
52	Gartmore Investor Destinations Aggressive Fund
57	Gartmore Investor Destinations Moderately Aggressive Fund
62	Gartmore Investor Destinations Moderate Fund
67	Gartmore Investor Destinations Moderately Conservative Fund
72	Gartmore Investor Destinations Conservative Fund
Core Fixed Income Series
87	Gartmore Bond Fund
94	Gartmore Government Bond Fund
99	Gartmore Tax-Free Income Fund
107	Gartmore Money Market Fund
116	Gartmore Morley Enhanced Income Fund
124	Gartmore Morley Capital Accumulation Fund

141	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Core Series

Gartmore Growth Fund

For the annual period ended Oct. 31, 2004, the Gartmore Growth Fund returned 2.70% (Class A at NAV) versus 3.38% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 2.67%.

The Fund is designed to be a large-cap growth investment portfolio that employs advanced quantitative tools—as well as in-depth, value-added fundamental research—while still adhering to a limited tracking error to its benchmark, the Russell 1000® Growth Index.

We positioned the Fund in line with our view that the economy was in the process of a long-term recovery. In general, this positioning, combined with our stock selection decisions, added to Fund returns. Several overweight positions in the hotels, restaurants and leisure industry (within the consumer discretionary sector), for example, contributed positively to the Fund’s performance on both a relative and an absolute basis; stocks within this industry outperformed similar stocks within the Index by about 1.1%. Among the strong performers in this area were Las Vegas-based resorts Mandalay Resort Group and MGM Mirage, both of which benefited from strong booking rates and from MGM’s purchase of Mandalay. The Fund held overweight positions in both of these stocks. Our holdings within the industrials sector also added to Fund returns, thanks primarily to stock selection decisions within the industrial conglomerates and the aerospace and defense industries.

Despite posting positive results earlier in the period, the information technology sector ultimately detracted from Fund returns and was largely responsible for the Fund’s underperformance versus its Index. Higher beta—or riskier—stocks, such as those within this sector, generally fell as investment conditions turned more tentative toward the middle of the annual period. The Fund had a slightly more aggressive posture in this sector compared to that of the Index during much of the year, which detracted from performance. The economic environment most negatively affected semiconductor and semiconductor equipment stocks, such as Intel Corp. and Broadcom Corp., which jointly detracted nearly 1.5% from the Fund’s return.

Looking ahead, we believe that the economy will continue to play out its recovery and favor growth; therefore, we do not plan to make any major shifts in the portfolio’s positioning. Consistent with our expectations, the Fund already is positioned with an emphasis on cyclical areas of the market, defined as those that perform best during times of recovery. For example, we continue to maintain a small overweight position within the consumer discretionary and the information technology sectors, since those areas tend to perform well in improving economic conditions. We also plan to increase the Fund’s position slightly within the software industry due to the fact that our research indicates that this area is positioned for strong revenue growth through the end of this year and into early 2005. In line with our views, the Fund holds smaller positions in traditionally defensive areas such as the health-care and consumer staples sectors.

Portfolio Managers: Christopher Baggini, CFA and Douglas Burtnick, CFA

Class A: NMFAX
Class B: NMFBX
Class C: GCGRX
Class D: MUIGX
Class R: GGFRX
Institutional Service Class: GWISX
Institutional Class: GGFIX

2004 Annual Report 9

Core Series

Gartmore Growth Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		year	years	years

Class A1	without sales charge[2]	2.70%	-12.64%	2.16%
	with sales charge[3]	-3.18%	-13.67%	1.56%

Class B1	without sales charge[2]	1.81%	-13.73%	1.43%
	with sales charge[4]	-3.19%	-13.95%	1.43%

Class C1	without sales charge[2]	2.00%	-13.18%	1.86%
	with sales charge[5]	1.00%	-13.18%	1.86%

Class D6	without sales charge[2]	2.87%	-12.40%	2.32%
	with sales charge[7]	-1.72%	-13.21%	1.85%

Class R [1,8]		2.50%	-12.47%	2.28%

Institutional Class[1,8]		2.87%	-12.40%	2.32%

Institutional Service Class[1,8]		3.03%	-12.35%	2.35%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class D (A 4.50% front-end
	sales charge was deducted.)	Russell 1000 Growth	CPI

Oct 31, 94	9554	10000	10000
Oct 31, 95	11561	12923.2	10280.9
Oct 31, 96	12990	15772.4	10588.6
Oct 31, 97	17162	20578.8	10809.4
Oct 31, 98	19897	25649.6	10969.9
Oct 31, 99	23293	34434.5	11250.8
Oct 31, 00	21842	37647.8	11638.8
Oct 31, 01	11561	22609.1	11886.3
Oct 31, 02	9323	18173.9	12127.1
Oct 31, 03	11678	22138.3	12374.6
Oct 31, 04	12013	22886.3	12719.1

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 Annual Report 2004

Gartmore Growth Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Growth Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,008	$6.06		1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11		1.20%

Class B	Actual		$1,000	$1,005	$9.33		1.85%
	Hypothetical	[1]	$1,000	$1,016	$9.42		1.85%

Class C	Actual		$1,000	$1,005	$9.33		1.85%
	Hypothetical	[1]	$1,000	$1,016	$9.42		1.85%

Class D	Actual		$1,000	$1,010	$4.34		0.86%
	Hypothetical	[1]	$1,000	$1,021	$4.38		0.86%

Class R	Actual		$1,000	$1,010	$6.21		1.23%
	Hypothetical	[1]	$1,000	$1,019	$6.26		1.23%

Institutional Service Class	Actual		$1,000	$1,011	$3.99		0.79%
	Hypothetical	[1]	$1,000	$1,021	$4.02		0.79%

Institutional Class (a)	Actual		$1,000	$973	$2.67	(b)	0.80%
	Hypothetical	[1]	$1,000	$1,013	$2.73	(b)	0.80%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 11

Gartmore Growth Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	100.2%
Commercial Paper	0.5%
Other Investments*	4.0%
Liabilities in excess of Other Assets**	-4.7%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	12.4%
Retail	11.8%
Manufacturing	8.7%
Financial Services	8.7%
Healthcare	8.4%
Semiconductors	6.7%
Drugs	6.5%
Computer Equipment	6.4%
Telecommunications	5.6%
Consumer Products	4.7%
Other Industries	20.1%

100.0%

Top Holdings

Pfizer, Inc.	3.7%
Microsoft Corp.	3.5%
Dell, Inc.	2.5%
Cisco Systems, Inc.	2.3%
Lowe’s Cos., Inc.	2.1%
Marriott International, Inc., Class A	2.1%
Capital One Financial Corp.	2.0%
Gillette Co. (The)	1.9%
Kohl’s Corp.	1.9%
PepsiCo, Inc.	1.9%
Other Holdings	76.1%

100.0%

12 Annual Report 2004

Gartmore Growth Fund
Statement of Investments
October 31, 2004

Gartmore Growth Fund

Common Stocks (100.2%)

	Shares or
	Principal Amount	Value

Chemicals (1.1%)
Praxair, Inc.	66,930	$2,824,446

Coal (0.5%)
Peabody Energy Corp.	19,000	1,211,820

Computer Equipment (6.4%)
Cisco Systems, Inc. (b)	300,552	5,773,604
Dell, Inc. (b)	177,691	6,229,846
EMC Corp. (b)	321,200	4,133,844

		16,137,294

Computer Software & Services (12.4%)
Adobe Systems, Inc.	31,310	1,754,299
Business Objects S.A. ADR-FR	77,400	1,975,248
Hyperion Solutions Corp. (b)	33,700	1,352,381
Intel Corp.	190,521	4,240,997
Macfee, Inc.	60,700	1,468,940
Mercury Interactive Corp. (b)	32,100	1,394,103
Microsoft Corp.	318,858	8,924,835
Oracle Corp. (b)	207,339	2,624,912
Symantec Corp. (b)	34,200	1,947,348
VeriSign, Inc. (b)	62,720	1,682,778
Yahoo, Inc. (b)	121,304	4,389,992

		31,755,833

Consumer Products (4.7%)
Estee Lauder Co., Inc., Class A	29,770	1,278,622
Fortune Brands, Inc.	28,860	2,101,585
Gillette Co. (The)	117,145	4,859,174
Procter & Gamble Co.	45,220	2,314,360
Sherwin-Williams Co.	31,420	1,342,262

		11,896,003

Drugs (6.5%)
Eli Lilly & Co.	45,089	2,475,837
Forest Laboratories, Inc., Class A (b)	49,390	2,202,794
Pfizer, Inc.	326,520	9,452,754
Wyeth	56,700	2,248,155

		16,379,540

Electronics (0.6%)
L-3 Communications Holdings, Inc. (b)	21,630	1,426,066

Entertainment (1.4%)
Carnival Corp.	40,620	2,053,747
XM Satellite Radio Holdings, Inc.	48,750	1,575,600

		3,629,347

Financial Services (8.7%)
American Express Co.	74,310	3,943,631
Capital One Financial Corp.	69,456	5,123,074
Countrywide Financial Corp.	38,700	1,235,691
E*TRADE Group, Inc.	97,500	1,257,750
Franklin Resources, Inc.	44,100	2,673,342
Goldman Sachs Group, Inc.	27,620	2,717,256
Northern Trust Corp.	31,520	1,340,861
T. Rowe Price Group, Inc.	35,700	1,990,989
U.S. BanCorp	64,880	1,856,217

		22,138,811

Food & Beverage (2.7%)
Anheuser-Busch Cos., Inc.	41,560	2,075,922
PepsiCo, Inc.	96,701	4,794,436

		6,870,358

Healthcare (8.4%)
Aetna, Inc.	22,900	2,175,500
Amgen, Inc. (b)	45,808	2,601,894
Biogen Idec, Inc. (b)	42,220	2,455,515
Gilead Sciences, Inc. (b)	56,340	1,951,054
Johnson & Johnson	70,030	4,088,351
St. Jude Medical, Inc. (b)	41,630	3,187,609
UnitedHealth Group, Inc.	65,640	4,752,337

		21,212,260

Hotels & Casinos (2.9%)
Marriott International, Inc., Class A	95,410	5,198,891
MGM Mirage (b)	37,800	2,033,640

		7,232,531

Human Resources (0.7%)
Manpower, Inc.	38,950	1,762,488

Instruments (0.8%)
Fisher Scientific International, Inc. (b)	33,780	1,937,621

Insurance (1.4%)
American International Group, Inc.	57,853	3,512,256

Manufacturing (8.7%)
3M Co.	32,596	2,528,472
American Standard Cos., Inc. (b)	47,300	1,729,761
Danaher Corp.	59,042	3,254,985
General Electric Co.	119,352	4,072,290
Ingersoll-Rand Co., Class A	37,890	2,593,192
Joy Global, Inc. (b)	42,450	1,434,386
Textron, Inc.	50,000	3,407,500
Tyco International Ltd.	101,449	3,160,136

		22,180,722

2004 Annual Report 13

Statement of Investments (Continued)
October 31, 2004

Gartmore Growth Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Medical Products (3.7%)
Boston Scientific Corp. (b)	35,400	$1,249,620
Eyetech Pharmaceuticals, Inc. (b)	30,000	1,273,200
Guidant Corp.	38,200	2,544,884
Varian Medical Systems, Inc.	33,400	1,341,010
Zimmer Holdings, Inc. (b)	38,180	2,962,386

		9,371,100

Multimedia (1.8%)
DreamWorks Animation SKG, Inc.	27,860	1,087,933
Walt Disney Co. (The)	137,640	3,471,281

		4,559,214

Oil & Gas (2.1%)
EOG Resources, Inc.	18,970	1,262,643
GlobalSantaFe Corp.	44,000	1,298,000
Nabors Industries Ltd. (b)	38,950	1,913,224
Questar Corp. (b)	18,400	883,200

		5,357,067

Retail (11.8%)
Best Buy Co., Inc.	35,350	2,093,427
Costco Wholesale Corp. (b)	43,900	2,104,566
CVS Corp.	59,550	2,588,043
Dollar General Corp.	74,300	1,430,275
Home Depot, Inc.	63,865	2,623,574
Kohl’s Corp. (b)	96,250	4,885,650
Lowe’s Cos., Inc.	96,018	5,403,894
Pacific Sunwear of California, Inc. (b)	74,750	1,752,140
Target Corp.	89,505	4,477,040
Wal-Mart Stores, Inc.	47,698	2,571,876

		29,930,485

Semiconductors (6.7%)
Advanced Micro Devices, Inc. (b)	135,290	2,275,578
Fairchild Semiconductor Corp., Class A (b)	62,250	894,533
Lam Research Corp. (b)	79,650	2,073,290
Marvell Technology Group Ltd. (b)	35,500	1,014,235
Novellus Systems, Inc. (b)	76,950	1,993,775
QLogic Corp. (b)	120,520	3,916,899
Texas Instruments, Inc.	192,950	4,717,627

		16,885,937

Telecommunications (5.6%)
Ericsson (L.M.) ADR-SE (b)	67,830	1,960,965
Juniper Networks, Inc. (b)	146,900	3,909,010
Motorola, Inc.	140,120	2,418,471
Nextel Communications, Inc. (b)	82,586	2,187,703
QUALCOMM, Inc.	91,966	3,845,098

		14,321,247

Transportation (0.6%)
Ryder System, Inc.	32,830	1,644,783

Total Common Stocks		254,177,229

Commercial Paper (0.5%)
Asset Backed Securities (0.5%)
Allstate Corp., 0.00%, 11/01/04	$1,219,000	1,219,000

Total Commercial Paper		1,219,000

Short-Term Securities Held as Collateral for Securities Lending (4.0%)
Pool of short-term securities for Gartmore Mutual Funds-footnote 3 (Securities Lending)	10,149,468	10,149,468

Total Short-Term Securities Held as Collateral for Securities Lending		10,149,468

Total Investments (Cost $254,775,940) (a) — 104.7%		265,545,697
Liabilities in excess of other assets — (4.7)%		(11,993,810)

NET ASSETS — 100.0%		$253,551,887

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

FR       France

SE       Sweden

See notes to financial statements.

14 Annual Report 2004

Core Series

Gartmore Large Cap Value Fund

For the annual period ended Oct. 31, 2004, the Gartmore Large Cap Value Fund returned 13.92% (Class A at NAV) versus 15.45% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Value Funds was 11.58%.

The Fund’s strategy continues to be focused on delivering competitive large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Because large-cap companies are highly visible and well followed by analysts, it is difficult to add value through traditional methods alone. Our approach is to use a dynamic model, with factor weightings adjusted to reflect current market conditions. Once a company has passed our rigorous quantitative process, we overlay a fundamental review, during which we reaffirm our conviction about a company’s prospects. Then, on an ongoing basis, we utilize our quantitative discipline in constructing and managing the portfolio to eliminate unwanted risk.

Strong stock selection was the main driver of performance, particularly in the consumer staples, materials and utilities sectors. Costco Wholesale Corp. contributed 1.1%, Archer Daniels Midland Co. contributed 1.1%, Monsanto Co. contributed 1.3% and Edison International contributed 1.1% were standout stock performers for the fiscal year. However, stock selection with a negative impact on performance was exhibited in the financials, technology and telecommunications sectors. St. Paul Travelers, Maxtor Corp. (maker of digital storage products), Cypress Semiconductor Corp. and CenturyTel, Inc. (a rural local-exchange carrier) were the biggest detriments to portfolio performance. Three of these four positions were sold by fiscal year-end.

The Fund is positioned to perform in a stock market that rewards investing in undervalued companies that are experiencing improving financial fundamentals. For the past several years, the market has seemed to waffle between a speculative and a value-sensitive orientation. It is our view that in 2005, the emerging trend of individual company fundamentals being rewarded by the market should continue. With the economy in a recovery mode, the U.S. presidential election cycle completed and geopolitical tensions appearing to calm, investors are likely to focus on company-specific issues, which should return earnings-based factors to the fore.

Portfolio Manager: Peter Cahill

Class A: NPVAX
Class B: NLVBX
Class C: NLVAX
Class R: GLVRX

2004 Annual Report 15

Core Series

Gartmore Large Cap Value Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five
		year	year	Inception[1]

Class A	without sales charge[2]	13.92%	4.66%	4.53%
	with sales charge[3]	7.34%	3.43%	3.51%

Class B	without sales charge[2]	13.25%	3.98%	3.73%
	with sales charge[4]	8.25%	3.63%	3.59%

Class C5	without sales charge[2]	13.25%	4.01%	3.77%
	with sales charge[6]	12.25%	4.01%	3.77%

Class R7,8		13.71%	4.08%	3.82%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A 5.75% front-end
	sales charge was deducted.)	Russell 1000 Value	CPI

Nov 2, 98	9425	10000	10000
Oct 31, 99	9789	11653	10256
Oct 31, 00	10581	12295	10610
Oct 31, 01	9727	10837	10835
Oct 31, 02	8951	9751	11055
Oct 31, 03	10792	11981	11280
Oct 31, 04	12295	13833	11595

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russell 1000 Value Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Annual Report 2004

Gartmore Large Cap Value Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Large Cap Value Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,056	$7.18	1.39%
	Hypothetical	[1]	$1,000	$1,018	$7.08	1.39%

Class B	Actual		$1,000	$1,053	$10.32	2.00%
	Hypothetical	[1]	$1,000	$1,015	$10.18	2.00%

Class C	Actual		$1,000	$1,053	$10.32	2.00%
	Hypothetical	[1]	$1,000	$1,015	$10.18	2.00%

Class R	Actual		$1,000	$1,056	$7.44	1.44%
	Hypothetical	[1]	$1,000	$1,018	$7.33	1.44%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 17

Gartmore Large Cap Value Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stocks	99.1%
Repurchase Agreements	0.8%
Other Investments*	1.2%
Other Liabilities in excess of Assets**	-1.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Diversified Financials	13.7%
Oil & Gas	11.8%
Banks	10.4%
Electric Utilities	6.1%
Diversified Telecommunication Services	5.6%
Media	4.9%
Multi-Sector Companies	4.8%
Insurance	4.5%
Computers & Peripherals	3.1%
Food & Beverages	2.6%
Other Industries	32.5%

100.0%

Top Holdings

Citigroup, Inc.	5.2%
Bank of America Corp.	5.0%
Exxon Mobil Corp.	4.9%
General Electric Co.	4.1%
J.P. Morgan Chase & Co.	3.8%
Verizon Communications, Inc.	2.7%
Time Warner, Inc.	2.1%
SBC Communications, Inc.	2.0%
ConocoPhillips	1.9%
Exelon Corp.	1.9%
Other Holdings	66.4%

100.0%

18 Annual Report 2004

Gartmore Large Cap Value Fund
Statement of Investments
October 31, 2004

Gartmore Large Cap Value Fund

Common Stocks (99.1%)

	Shares or
	Principal Amount	Value

Aerospace & Defense (2.5%)
Northrop Grumman Corp.	6,000	$310,500
United Technologies Corp.	3,900	361,998

		672,498

Air Freight & Logistics (1.1%)
FedEx Corp.	3,200	291,584

Automobiles (1.0%)
Ford Motor Co.	21,000	273,630

Banks (10.4%)
Bank of America Corp.	29,818	1,335,548
U.S. BanCorp	16,000	457,760
Wachovia Corp.	9,700	477,337
Wells Fargo Co.	8,300	495,676

		2,766,321

Chemicals (1.8%)
E.I. du Pont de Nemours & Co.	3,000	128,610
Monsanto Co.	8,300	354,825

		483,435

Commercial Services & Supplies (0.9%)
H&R Block, Inc.	4,900	232,995

Communications Equipment (0.8%)
Lucent Technologies, Inc. (b)	57,700	204,835

Computers & Peripherals (3.1%)
DST Systems, Inc. (b)	3,300	148,005
Hewlett-Packard Co.	13,200	246,312
International Business Machines Corp.	2,700	242,325
Sun Microsystems, Inc. (b)	43,500	197,055

		833,697

Diversified Financials (13.7%)
Citigroup, Inc.	30,960	1,373,695
Countrywide Credit Industries, Inc.	10,598	338,394
Goldman Sachs Group, Inc.	2,300	226,274
J.P. Morgan Chase & Co.	25,928	1,000,821
Merrill Lynch & Co., Inc.	6,600	356,004
Morgan Stanley Dean Witter & Co.	6,400	326,976

		3,622,164

Diversified Materials & Processing (0.9%)
Engelhard Corp.	8,200	232,060

Diversified Telecommunication Services (5.6%)
Bellsouth Corp.	4,700	125,349
Nextel Communications, Inc. (b)	5,100	135,099
SBC Communications, Inc.	20,900	527,934
Verizon Communications, Inc.	18,200	711,620

		1,500,002

Electric Utilities (6.1%)
American Electric Power Co., Inc.	6,100	200,873
Duke Power Co.	12,000	294,360
Edison International	10,000	305,000
Emerson Electric Co.	2,100	134,505
Entergy Corp.	2,800	183,008
Exelon Corp.	12,600	499,212

		1,616,958

Financial-Investment Banker/ Broker (2.5%)
Capital One Financial Corp.	2,000	147,520
Lehman Brothers Holdings, Inc.	3,300	271,095
Suntrust Banks, Inc.	3,400	239,292

		657,907

Food & Beverages (2.6%)
Archer-Daniels-Midland Co.	14,600	282,802
Constellation Brands, Inc. (b)	3,100	121,613
Sara Lee Corp.	12,800	297,984

		702,399

Gas Utilities (0.7%)
Sempra Energy	5,500	184,470

Health Care Providers & Services (1.6%)
Aetna, Inc.	3,200	304,000
PacifiCare Health Systems, Inc. (b)	3,600	128,232

		432,232

Hotels Restaurants & Leisure (1.3%)
McDonald’s Corp.	11,500	335,225

Household Durables (0.9%)
Pulte Homes, Inc.	4,200	230,496

Household Products (0.9%)
Kimberly-Clark Corp.	2,100	125,307
Procter & Gamble Co.	2,000	102,360

		227,667

2004 Annual Report 19

Statement of Investments (Continued)
October 31, 2004

Gartmore Large Cap Value Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Insurance (4.5%)
ACE Ltd.	5,300	$201,718
Allstate Corp. (The)	9,500	456,854
American International Group, Inc.	2,150	130,527
Hartford Financial Services Group, Inc.	3,000	175,440
St. Paul Travelers Cos., Inc. (The)	6,810	231,268

		1,195,807

Machinery (1.9%)
Deere & Co.	4,200	251,076
Paccar, Inc.	3,850	266,844

		517,920

Media (4.9%)
Gannett Co., Inc.	2,600	215,670
McGraw-Hill Cos., Inc. (The)	3,000	258,750
Time Warner, Inc. (b)	32,800	545,792
Walt Disney Co. (The)	11,700	295,074

		1,315,286

Metals & Mining (1.2%)
United States Steel Corp.	8,900	326,808

Multi-Sector Companies (4.8%)
General Electric Co.	32,000	1,091,840
Textron, Inc.	2,500	170,375

		1,262,215

Multiline Retail (0.9%)
Federated Department Stores, Inc.	4,800	242,160

Oil & Gas (11.8%)
Amerada Hess Corp.	3,600	290,556
ChevronTexaco Corp.	8,600	456,316
ConocoPhillips	6,000	505,860
Exxon Mobil Corp.	26,400	1,299,408
Marathon Oil Corp.	8,400	320,124
Valero Energy Corp.	5,800	249,226

		3,121,490

Paper & Forest Products (1.1%)
Georgia Pacific Corp.	8,400	290,556

Personal Products (0.4%)
Avon Products, Inc.	3,000	118,650

Pharmaceuticals (2.0%)
Bristol-Myers Squibb Co.	6,400	149,952
Merck & Co., Inc.	8,400	263,004
Wyeth	3,000	118,950

		531,906

Real Estate (1.4%)
General Growth Properties, Inc.	10,900	359,591

Rental Auto/ Equipment (0.6%)
Rent-A-Center, Inc. (b)	6,300	151,137

Retail (1.7%)
Costco Wholesale Corp.	6,000	287,640
V.F. Corp.	2,900	156,107

		443,747

Road & Rail (0.6%)
Union Pacific Corp.	2,700	170,019

Semiconductors (0.6%)
Agilent Technologies, Inc. (b)	6,200	155,372

Software (1.3%)
Microsoft Corp.	12,000	335,880

Tobacco (1.0%)
Altria Group, Inc.	5,600	271,376

Total Common Stocks		26,310,495

Repurchase Agreements (0.8%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $93,367 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	$93,353	93,353
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $130,456 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	130,437	130,437

Total Repurchase Agreements		223,790

20 Annual Report 2004

Warrants (0.0%)

	Shares or
	Principal Amount	Value

Real Estate (0.0%)
General Properties Warrants, 11/09/04	1,090	$83

Total Warrants		83

Short-Term Securities Held as Collateral for Securities Lending (1.2%)
Pool of short-term securities for Gartmore Mutual Funds-footnote 3 (Securities Lending)	$338,250	338,250

Total Short-Term Securities Held as Collateral for Securities Lending		338,250

Total Investments (Cost $22,598,206) (a) — 101.1%		26,872,618
Liabilities in excess of other assets — (1.1)%		(299,827)

NET ASSETS — 100.0%		$26,572,791

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

See notes to financial statements.

2004 Annual Report 21

Statement of Investments (Continued)
October 31, 2004

Gartmore Large Cap Value Fund (Continued)

Core Series

Gartmore Nationwide Fund

(Since our last report of April 2004, there has been a portfolio manager change on the Gartmore Nationwide Fund. In analyzing recent underperformance of the Fund, it was determined that it would be beneficial to the Fund’s long-term performance to add a portfolio manager who brought stronger valuation themes to the portfolio. As a result, Gary Haubold—a value-oriented manager with more than 20 years of investment experience—assumed co-management responsibilities in September, replacing former co-manager Simon Melluish. William Miller will continue in his role as co-manager, a position that he has held since September 2000.)

For the annual period ended Oct. 31, 2004, the Gartmore Nationwide Fund returned 5.22% (Class A at NAV) versus 9.42% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 5.98%.

The Gartmore Nationwide Fund utilizes a blend of fundamental and quantitative investment techniques to construct a core portfolio. The fundamental components of the Fund allow for stock selection in both the value and growth styles, while the quantitative sleeve controls risk, adds alpha (risk-adjusted returns largely attributed to the manager’s stock and/or sector selection) and is employed for the implementation of various strategies, such as those built around style, size, and sector tilts. Overall, the Fund emphasizes stock selection as a primary means of adding value.

The Fund underperformed its benchmark during this reporting period, a year (November 2003 thru October 2004) marked by basic commodities leading the market and investors switching between inflationary and deflationary fears. These two key factors were especially prevalent in December, April and August, during which the Fund underperformed the S&P 500. Solid fund performance during the rest of the period was not enough to overcome the negative returns of these months.

This was also a period in which the Fund was positioned in anticipation of robust U.S. economic growth resulting from generous monetary and fiscal policies. We were overweight in the Technology and Consumer Discretionary sectors, which detracted from performance in December 2003. We expected corporations and consumers would spend more because of the relatively young economic recovery and improving corporate profits.

A confluence of events in April 2004 had a negative impact on the Fund: rising oil prices, increased fears of terrorism, rising interest rates and the uncertainty surrounding the U.S. presidential election. The purchase of stocks with good fundamentals and earnings prospects were not rewarded. Our growth orientation, which included an overweight in technology, consumer discretionary, and industrial stocks, hurt performance as the market rotated toward more defensive sectors. Our underweight in the health-care sector also detracted from results in this more defensive-oriented environment.

During July and August we tactically repositioned the portfolio for the short-term by changing sector allocations, increasing the value bias and moving to a slightly smaller capitalization. We also increased the size of the active weights in the portfolio; stock selection remains key to performance. We believe that fundamentals should reassert themselves; energy is a worry but we believe that the economic expansion remains intact. September and October saw performance on the upswing as a result of our portfolio repositioning.

Looking forward to the new fiscal year, we anticipate a recovering economy, stronger corporate profits and interest rates at historically low levels. Our portfolio strategy has evolved in response to the increased importance of China, and we also have increased our weighting in energy and raw materials.

Portfolio Managers: Gary Haubold, CFA and William Miller

Class A: NWFAX
Class B: NWFBX
Class C: GTRCX
Class D: MUIFX
Class R: GNWRX
Institutional Service Class: GTISX
Institutional Class: GNLIX

22 Annual Report 2004

Gartmore Nationwide Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		year	years	years

Class A1	without sales charge[2]	5.22%	-2.28%	10.01%
	with sales charge[3]	-0.81%	-3.43%	9.92%

Class B1	without sales charge[2]	4.59%	-3.02%	9.93%
	with sales charge[4]	-0.41%	-3.28%	9.93%

Class C1	without sales charge[2]	4.58%	-2.74%	9.98%
	with sales charge[5]	3.58%	-2.74%	9.98%

Class D6	without sales charge[2]	5.59%	-2.05%	10.03%
	with sales charge[7]	0.82%	-2.95%	9.96%

Class R [1,8]		5.08%	-2.16%	10.02%

Institutional Class[1,8]		5.60%	-2.05%	10.03%

Institutional Service Class[1,8]		5.60%	-2.03%	10.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class D (A 4.50% front-end
	sales charge was deducted.)	S&P 500 Index	CPI

Oct 31, 94	9550	10000	10000
Oct 31, 95	11387	12632.1	10280.9
Oct 31, 96	14360	15672.1	10588.6
Oct 31, 97	20128	20714.5	10809.4
Oct 31, 98	25307	25271.5	10969.9
Oct 31, 99	27906	31758.9	11250.8
Oct 31, 00	28296	33693.5	11638.8
Oct 31, 01	21726	25302.6	11886.3
Oct 31, 02	19678	21480.5	12127.1
Oct 31, 03	23824	25949.3	12374.6
Oct 31, 04	25155	28391.7	12719.1

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 23

Gartmore Nationwide Fund

Core Series

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Nationwide Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,017	$5.68		1.12%
	Hypothetical	[1]	$1,000	$1,019	$5.70		1.12%

Class B	Actual		$1,000	$1,014	$9.01		1.78%
	Hypothetical	[1]	$1,000	$1,016	$9.06		1.78%

Class C	Actual		$1,000	$1,014	$9.01		1.78%
	Hypothetical	[1]	$1,000	$1,016	$9.06		1.78%

Class D	Actual		$1,000	$1,019	$4.21		0.83%
	Hypothetical	[1]	$1,000	$1,021	$4.22		0.83%

Class R	Actual		$1,000	$1,017	$6.08		1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11		1.20%

Institutional Service Class	Actual		$1,000	$1,019	$3.96		0.78%
	Hypothetical	[1]	$1,000	$1,021	$3.97		0.78%

Institutional Class (a)	Actual		$1,000	$993	$2.63	(b)	0.78%
	Hypothetical	[1]	$1,000	$1,013	$2.66	(b)	0.78%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

24 Annual Report 2004

Gartmore Nationwide Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	97.7%
Commercial Paper	1.3%
Other Investments*	4.3%
Liabilities in excess of Other Assets**	-3.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Manufacturing	9.2%
Oil & Gas	9.1%
Computer Software & Services	8.2%
Financial Services	8.1%
Healthcare	7.4%
Banks	5.5%
Retail	4.9%
Computer Equipment	4.3%
Insurance	3.9%
Telecommunications	3.7%
Other Industries	35.7%

100.0%

Top Holdings

General Electric Co.	4.3%
Microsoft Corp.	3.8%
ChevronTexaco Corp.	2.4%
Tyco International Ltd.	2.3%
Ingersoll-Rand Co., Class A	2.1%
UnitedHealth Group, Inc.	2.0%
Wachovia Corp.	1.9%
Starwood Hotels & Resorts Worldwide, Inc.	1.8%
Johnson & Johnson	1.8%
Albertson’s, Inc.	1.7%
Other Holdings	75.9%

100.0%

2004 Annual Report 25

Gartmore Nationwide Fund

Core Series

Statement of Investments
October 31, 2004

Gartmore Nationwide Fund

Common Stocks (97.7%)

	Shares or
	Principal Amount	Value

Aerospace/Defense (0.7%)
Northrop Grumman Corp.	229,908	$11,897,739

Banks (5.5%)
Bank of America Corp.	461,314	20,662,254
Bank of New York Co., Inc. (The)	547,370	17,767,630
Bear Stearns Cos., Inc. (The)	70,300	6,660,925
J.P. Morgan Chase & Co.	382,280	14,756,008
Wachovia Corp.	630,831	31,043,194

		90,890,011

Broadcast Media/Cable Television (1.4%)
Clear Channel Communications, Inc.	197,618	6,600,441
Comcast Corp., Class A (b)	294,026	8,673,768
Viacom, Inc., Class B	230,211	8,400,399

		23,674,608

Business Services (0.3%)
First Data Corp.	113,179	4,672,029

Cable Television (0.3%)
EchoStar Communications Corp. (b)	148,881	4,707,617

Capital Goods (0.2%)
Parker Hannifin Corp.	49,448	3,492,512

Chemicals (1.1%)
Air Products & Chemicals, Inc.	88,958	4,730,786
Dow Chemical Co.	307,189	13,805,074

		18,535,860

Computer Equipment (4.3%)
Cisco Systems, Inc. (b)	1,333,864	25,623,527
Dell, Inc. (b)	498,024	17,460,721
EMC Corp. (b)	1,204,017	15,495,699
International Business Machines Corp.	134,461	12,067,875

		70,647,822

Computer Software & Services (8.2%)
Affiliated Computer Services, Inc., Class A (b)	89,276	4,870,006
Business Objects S.A. ADR-FR (b)	411,833	10,509,978
Electronic Data Systems Corp.	260,950	5,550,407
Intel Corp.	644,755	14,352,246
Mercury Interactive Corp. (b)	165,500	7,187,665
Microsoft Corp.	2,221,399	62,176,959
NCR Corp. (b)	107,292	6,045,904
Oracle Corp. (b)	1,809,076	22,902,902
Radioshack Corp.	41,166	1,232,098

		134,828,165

Construction Materials (0.4%)
Lafarge Corp.	131,950	6,465,550

Consumer Products (2.3%)
Estee Lauder Co., Inc., Class A	199,140	8,553,063
Fortune Brands, Inc.	130,887	9,531,191
Gillette Co. (The)	254,010	10,536,336
Procter & Gamble Co.	179,430	9,183,227

		37,803,817

Containers (0.2%)
Sealed Air Corp. (b)	62,386	3,090,602

Drugs (2.0%)
Eli Lilly & Co.	178,631	9,808,628
Merck & Co., Inc.	179,410	5,617,327
Pfizer, Inc.	600,712	17,390,613

		32,816,568

Electric-Integrated (0.9%)
Constellation Energy Group	206,650	8,394,123
PG&E Corp. (b)	184,700	5,917,788

		14,311,911

Electronics (1.2%)
Johnson Controls, Inc.	126,310	7,243,879
Microchip Technology, Inc.	429,592	12,995,158

		20,239,037

Financial Services (8.1%)
CIT Group, Inc.	447,949	18,097,140
Citigroup, Inc.	427,627	18,973,810
Countrywide Financial Corp.	466,373	14,891,290
Freddie Mac	90,400	6,020,640
Goldman Sachs Group, Inc.	189,338	18,627,072
MBNA Corp.	349,500	8,957,685
Merrill Lynch & Co., Inc.	150,749	8,131,401
Morgan Stanley	162,471	8,300,643
Northern Trust Corp.	25,427	1,081,665
Prudential Financial, Inc.	126,900	5,897,043
Zions Bancorp	371,324	24,570,509

		133,548,898

Food & Beverage (3.2%)
Anheuser-Busch Cos., Inc	256,123	12,793,344
Archer-Daniels-Midland Co.	598,450	11,591,977
Campbell Soup Co.	621,062	16,669,303
General Mills, Inc.	182,878	8,092,352
Ralcorp Holdings, Inc.	78,084	2,869,587

		52,016,563

26 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Healthcare (7.4%)
Aetna, Inc.	81,220	$7,715,900
AmerisourceBergen Corp.	103,603	5,702,309
Amgen, Inc. (b)	201,440	11,441,792
Anthem, Inc. (b)	78,000	6,271,200
Bausch & Lomb, Inc.	95,700	5,833,872
Gilead Sciences, Inc. (b)	238,500	8,259,255
Johnson & Johnson	499,294	29,148,784
St. Jude Medical, Inc. (b)	111,300	8,522,241
Triad Hospitals, Inc. (b)	220,750	7,291,373
UnitedHealth Group, Inc.	444,203	32,160,297

		122,347,023

Hotels/Motels (1.8%)
Starwood Hotels & Resorts Worldwide, Inc.	614,826	29,345,645

Instruments-Controls (0.4%)
Thermo Electron Corp. (b)	252,427	7,320,383

Insurance (3.9%)
Allstate Corp. (The)	382,638	18,401,062
American International Group, Inc.	439,368	26,674,032
Lincoln National Corp.	191,343	8,380,823
MetLife, Inc.	260,424	9,987,260

		63,443,177

Manufacturing (9.2%)
AU Optronics Corp. ADR-TW	369,376	3,878,448
Danaher Corp.	148,339	8,177,929
General Electric Co.	2,065,757	70,483,628
Ingersoll-Rand Co., Class A	496,216	33,961,023
Tyco International Ltd.	1,193,249	37,169,706

		153,670,734

Metals (1.3%)
Alcoa, Inc.	273,102	8,875,815
Phelps Dodge Corp.	143,423	12,555,249

		21,431,064

Multimedia (1.4%)
DreamWorks Animation SKG, Inc. (b)	13,600	531,080
Time Warner, Inc. (b)	778,060	12,946,919
Walt Disney Co. (The)	350,646	8,843,292

		22,321,291

Natural Gas (0.9%)
ONEOK, Inc.	255,000	6,839,100
Sempra Energy	215,070	7,213,448

		14,052,548

Office Equipment & Supplies (0.3%)
Xerox Corp. (b)	356,400	5,264,028

Oil & Gas (9.1%)
Apache Corp.	359,529	18,228,120
BJ Services Co.	183,120	9,339,120
ChevronTexaco Corp.	738,334	39,176,002
ConocoPhillips	139,918	11,796,487
Exxon Mobil Corp.	307,433	15,131,852
Nabors Industries Ltd. (b)	375,434	18,441,318
Schlumberger Ltd.	260,730	16,410,346
Sunoco, Inc.	67,651	5,030,528
Transocean Sedco Forex, Inc. (b)	230,212	8,114,973
Williams Cos., Inc. (The)	673,497	8,425,447

		150,094,193

Paper & Forest Products (2.4%)
Boise Cascade Corp.	393,639	11,620,223
Georgia Pacific Corp.	203,300	7,032,147
International Paper Co.	543,010	20,911,315

		39,563,685

Pharmaceuticals (0.5%)
Shire Pharmaceuticals Group PLC ADR-UK	305,248	8,669,043

Railroads (1.3%)
Burlington Northern Santa Fe Corp.	202,140	8,451,473
Norfolk Southern Corp.	363,860	12,353,047

		20,804,520

Real Estate (0.6%)
SL Green Realty Corp.	172,450	9,453,709

Restaurants (1.5%)
McDonald’s Corp.	830,538	24,210,183

Retail (4.9%)
Coach, Inc. (b)	203,784	9,502,448
Costco Wholesale Corp.	157,300	7,540,962
Dollar General Corp.	426,925	8,218,306
Federated Department Stores, Inc.	155,783	7,859,252
Home Depot, Inc.	217,437	8,932,312
Kohl’s Corp. (b)	167,030	8,478,443
Target Corp.	226,766	11,342,835
Wal-Mart Stores, Inc.	351,812	18,969,704

		80,844,262

Retail/Food & Drug (1.7%)
Albertson’s, Inc.	1,229,170	28,037,368

Semiconductors (0.5%)
Texas Instruments, Inc.	311,020	7,604,439

Steel (0.1%)
United States Steel Corp.	30,064	1,103,950

2004 Annual Report 27

Statement of Investments (Continued)
October 31, 2004

Gartmore Nationwide Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Telecommunications (3.7%)
Juniper Networks, Inc. (b)	414,501	$11,029,871
Motorola, Inc.	302,800	5,226,328
QUALCOMM, Inc.	134,754	5,634,065
Qwest Communications International, Inc. (b)	3,749,753	12,824,154
SBC Communications, Inc.	295,649	7,468,094
Sprint Corp.	365,210	7,651,150
Telephone & Data Systems, Inc.	68,435	5,125,782
Verizon Communications, Inc.	167,050	6,531,655

		61,491,099

Tobacco (1.2%)
Altria Group, Inc	411,131	19,923,408

Transportation (2.3%)
FedEx Corp.	81,549	7,430,745
J.B. Hunt Transport Services, Inc.	347,502	14,198,932
Ryder System, Inc.	153,400	7,685,340
Southwest Airlines Co.	536,148	8,455,054

		37,770,071

Travel (0.5%)
Royal Caribbean Cruises Ltd.	191,590	8,928,094

Utilities (0.5%)
TXU Corp.	130,457	7,986,578

Total Common Stocks		1,609,319,804

Commercial Paper (1.3%)

	Shares or
	Principal Amount	Value

Asset Backed Securities (0.9%)
Allstate Corp., 1.85%, 11/01/04	$15,126,000	15,126,000

Financial Services (0.4%)
Household Finance Co., 1.85%, 11/01/04	6,000,000	6,000,000

Total Commercial Paper		21,126,000

Short-Term Securities Held as Collateral for Securities Lending (4.3%)
Pool of short-term securities for Gartmore Mutual Funds-footnote 3 (Securities Lending)	70,993,578	70,993,578

Total Short-Term Securities Held as Collateral for Securities Lending		70,993,578

Total Investments (Cost $1,617,244,729) (a) — 103.3%		1,701,439,382
Liabilities in excess of other assets — (3.3)%		(55,216,048)

NET ASSETS — 100.0%		$1,646,223,334

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

FR      France

TW      Taiwan

UK       United Kingdom

See notes to financial statements.

28 Annual Report 2004

Core Series

Gartmore Mid Cap Growth Fund

For the annual period ended Oct. 31, 2004, the Gartmore Mid Cap Growth Fund returned 5.44% (Class A at NAV) versus 8.77% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 5.26%.

Several factors contributed to the Fund’s performance during the period, including our decision to overweight the energy sector by 1.50%. Increased global demand, exemplified by China in particular, the economic pickup in the United States, and the supply worries created by the “war on terror” also all helped to drive energy prices to record highs. In addition, our equal weighting in the information technology sector, which is the largest component of the Index, added 0.15% of outperformance. While a number of our stock selections—such as Research In Motion Ltd and InfoSpace, Inc.—contributed positively to the Fund’s performance during the period, we also held some underperformers, such as Vitesse Semiconductor Corp. and VERITAS Software Corp. Although we sold our positions in Vitesse and VERITAS, we expect to increase our exposure to semiconductor and software names when the industry-related issues become less risky. Another positive contributor to Fund performance was our stock selection in the consumer discretionary sector, including Penn National Gaming, Inc. which contributed 1.33% to Fund performance. In addition, another long-term holding in this sector, Coach, Inc., added 0.47% to Fund performance.

The Fund’s relative underperformance during the period was due primarily to our disappointing stock selection within the health-care sector. This underperformance, however, appears to be confined to one sector and one factor—stock selection, which makes the problem easier to solve. Of the Fund’s 15 worst-performing stocks during the period, seven were health-care names. Although the various reasons are stock-specific—a missed earnings number, a product delay, a regulatory change—we are confident that we can refocus our efforts on finding high-quality stocks. In some cases, we have determined that the underperformers are battling short-term issues, and we have held onto the stocks; in other cases, we have sold these stocks.

The current investment environment continues to present problems as well as opportunities. From a macroeconomic perspective, the economy is slowing to a more normalized growth curve and, therefore, corporate profits are not expected to be as strong during the next 12 months as these have been this past year. Furthermore, the markets continue to watch closely the war in Iraq, the effect of high energy prices on consumers, the uneven job picture and interest rates. With this as our working backdrop, we believe that the next 12 months will turn out to be a stock-pickers market, because the major indexes are likely to produce modest gains. We most likely will continue to overweight the energy sector and will work to correct the mistakes in the health-care sector. The information technology sector will continue to be a focus because of this sector’s importance to the benchmark, and we will strive to maintain the Fund’s strong performance in the consumer discretionary sector.

Portfolio Manager: Robert Glise

Class A: GMCAX
Class B: GCPBX
Class C: GCPCX
Class R: GMCRX
Institutional Class: GMCGX

2004 Annual Report 29

Core Series

Gartmore Mid Cap Growth Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A2	without sales charge[3]	5.44%	19.90%
	with sales charge[4]	-0.59%	16.54%

Class B2	without sales charge[3]	4.70%	19.50%
	with sales charge[5]	-0.30%	18.30%

Class C2	without sales charge[3]	4.70%	19.50%
	with sales charge[6]	3.70%	19.50%

Class R2,7		5.06%	19.78%

Institutional Service Class[7]		5.73%	20.14%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Service Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Institutional Class	Russell MidCap Growth	CPI

Oct 1, 02	10000	10000	10000
Oct 31, 02	10260	10775	10017
Oct 31, 03	13860	15009	10221
Oct 31, 04	14654	16324	10506

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore MidCap Growth Fund, Russell MidCap Growth Index (Russell MidCap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell MidCap Growth— an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $1.2 billion to $9.8 billion as of June 30, 2003, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30 Annual Report 2004

Gartmore Mid Cap Growth Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending	Expenses Paid	Annualized
Mid Cap Growth Fund			Account Value	Account Value	During Period*	Expense Ratio
			5/1/04	10/31/04

Class A	Actual		$1,000	$1,033	$7.15	1.40%
	Hypothetical	[1]	$1,000	$1,018	$7.13	1.40%

Class B	Actual		$1,000	$1,028	$10.96	2.15%
	Hypothetical	[1]	$1,000	$1,014	$10.94	2.15%

Class C	Actual		$1,000	$1,028	$10.96	2.15%
	Hypothetical	[1]	$1,000	$1,014	$10.94	2.15%

Class R	Actual		$1,000	$1,031	$7.97	1.56%
	Hypothetical	[1]	$1,000	$1,017	$7.94	1.56%

Institutional Class	Actual		$1,000	$1,034	$5.88	1.15%
	Hypothetical	[1]	$1,000	$1,019	$5.85	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 31

Gartmore Mid Cap Growth Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	97.8%
Repurchase Agreements	1.4%
Other Assets in excess of Liabilities	0.8%

100.0%

Top Industries

Computer Software & Services	15.2%
Retail	10.4%
Oil & Gas	7.7%
Semiconductors	6.3%
Healthcare	6.1%
Telecommunications	5.4%
Medical Products	4.7%
Financial Services	4.4%
Electronics	4.0%
Consumer Products	3.9%
Other Industries	31.9%

100.0%

Top Holdings

L-3 Communications Holdings, Inc.	3.3%
Advanced Medical Optics, Inc.	2.4%
Investors Financial Services Corp.	2.4%
Williams Sonoma, Inc.	2.4%
Manpower, Inc.	2.2%
Amphenol Corp., Class A	2.0%
Research in Motion Ltd. ADR — CA	2.0%
Amdocs Ltd.	1.9%
ACE Ltd.	1.9%
XTO Energy, Inc.	1.8%
Other Holdings	77.7%

100.0%

32 Annual Report 2004

Gartmore Mid Cap Growth Fund
Statement of Investments
October 31, 2004

Gartmore Mid Cap Growth Fund

Common Stocks (97.8%)

	Shares or
	Principal Amount	Value

Automotive (1.2%)
O’Reilly Automotive, Inc. (b)	920	$39,615

Banks (3.1%)
City National Corp.	650	44,785
Zions Bancorp	920	60,876

		105,661

Business Services (3.8%)
Corporate Executive Board Co.	850	54,103
Manpower, Inc.	1,630	73,757

		127,860

Chemicals (1.1%)
Sigma-Aldrich Corp.	700	38,948

Commercial Services (1.4%)
Alliance Data Systems Corp. (b)	1,140	48,199

Communication Equipment (3.3%)
L-3 Communications Holdings, Inc.	1,680	110,762

Computer Software & Services (15.2%)
Activision, Inc. (b)	3,050	44,164
CACI International, Inc., Class A (b)	670	40,850
Cognos Inc. ADR — CA (b)	1,160	45,832
DST Systems, Inc. (b)	840	37,674
Eresearch Technology, Inc. (b)	290	3,390
Factset Research Systems, Inc.	510	25,418
Fiserv, Inc. (b)	1,150	40,871
Henry (Jack) & Associates, Inc.	2,590	48,278
InfoSpace, Inc. (b)	740	38,850
Mercury Interactive Corp. (b)	980	42,561
Navteq Corp. (b)	1,000	40,310
Research in Motion Ltd. ADR — CA (b)	760	67,031
VERITAS Software Corp. (b)	1,840	40,259

		515,488

Construction (2.3%)
D.R. Horton, Inc.	1,435	43,050
Terex Corp. (b)	940	35,720

		78,770

Consumer Products (3.9%)
Choicepoint, Inc. (b)	1,140	47,458
Church & Dwight, Inc.	1,620	44,096
Education Management Corp. (b)	980	26,284
Mohawk Industries Co. (b)	160	13,613

		131,451

Containers (1.4%)
Ball Corp.	1,220	48,617

Electronics (4.0%)
Amphenol Corp., Class A (b)	2,020	69,347
Cabot Microelectronics Corp. (b)	870	31,346
Jabil Circuit, Inc. (b)	1,480	35,979

		136,672

Financial Services (4.4%)
Ameritrade Holdings Corp. (b)	2,710	35,284
Investors Financial Services Corp.	2,100	80,829
New Century Financial Corp.	600	33,090

		149,203

Gaming & Leisure (1.5%)
Penn National Gaming, Inc. (b)	1,190	49,421

Healthcare (6.1%)
Charles River Laboratories International, Inc. (b)	920	43,047
Health Management Associates, Inc., Class A	1,860	38,428
Impax Laboratories, Inc. (b)	1,900	28,044
IVAX Corp. (b)	1,212	21,937
Martek Biosciences Corp. (b)	600	28,234
NBTY, Inc. (b)	1,700	46,817

		206,507

Insurance (1.9%)
ACE Ltd.	1,680	63,941

Medical — Drugs (1.1%)
Axcan Pharma, Inc. (b)	2,490	37,674

Medical Products (4.7%)
Invitrogen Corp. (b)	880	50,952
Kinetic Concept, Inc. (b)	721	35,927
Millipore Corp. (b)	750	34,493
ResMed, Inc. (b)	830	39,010

		160,382

Motion Pictures & Services (0.3%)
DreamWorks Animation SKG, Inc. (b)	270	10,544

Oil & Gas (7.7%)
B.J. Services Co.	760	38,760
EOG Resources, Inc.	920	61,235
Kinder Morgan, Inc.	920	59,220
Patterson-UTI Energy, Inc.	2,160	41,537
XTO Energy, Inc.	1,835	61,253

		262,005

Optical Supplies (2.4%)
Advanced Medical Optics, Inc. (b)	2,110	82,501

Restaurants (1.1%)
Applebee’s International, Inc.	1,630	37,278

2004 Annual Report 33

Statement of Investments (Continued)
October 31, 2004 (Continued)

Gartmore Mid Cap Growth Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Retail (10.4%)
Bed, Bath & Beyond, Inc. (b)	1,050	$42,830
Coach, Inc. (b)	1,140	53,158
Dollar Tree Stores, Inc. (b)	1,080	31,212
Radioshack Corp.	1,530	45,793
Regis Corp.	1,080	46,224
Staples, Inc.	1,840	54,721
Williams Sonoma, Inc. (b)	2,110	80,538

		354,476

Scientific & Technical Instruments (0.9%)
Waters Corp. (b)	730	30,142

Security & Commodity Exchanges (1.7%)
Chicago Mercantile Exchange	330	57,991

Semiconductors (6.3%)
KLA-Tencor Corp. (b)	540	24,586
Marvel Technology Group Ltd. (b)	1,820	51,997
QLogic Corp. (b)	1,630	52,975
Semtech Corp. (b)	1,410	29,441
Tessera Technologies, Inc. (b)	1,910	53,347

		212,346

Telecommunications (5.4%)
ADC Telecommunications, Inc. (b)	11,760	25,990
Amdocs Ltd. (b)	2,550	64,133
Comverse Technology, Inc. (b)	2,760	56,966
NII Holdings, Inc. (b)	800	35,416

		182,505

Waste Disposal (1.2%)
Stericycle, Inc. (b)	920	41,704

Total Common Stocks		3,320,663

Repurchase Agreements (1.4%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $19,664 (Fully collateralized by Treasury Notes and U.S. Agency Securities)	$19,661	19,661
Nomura Securities, 1.75% dated 10/29/04, due 11/01/04, repurchase price $27,475 (Fully collateralized by AA Corporate Bonds and U.S. Agency Securities)	27,471	27,471

Total Repurchase Agreements		47,132

Total Investments (Cost $2,967,943) (a) — 99.2%		3,367,795
Other assets in excess of liabilities — 0.8%		26,849

NET ASSETS — 100.0%		$3,394,644

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

ADR      American Depositary Receipt

CA       Canada

See notes to financial statements.

34 Annual Report 2004

Core Series

Gartmore Small Cap Fund

For the annual period ended Oct. 31, 2004, the Gartmore Small Cap Fund returned 15.33% (Class A at NAV) versus 11.73% for the Fund’s benchmark, the Russell® 2000 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 12.93%.

During a series of rapidly shifting economic expectations during the annual period, we attempted to position the Fund to benefit from those shifts. At the beginning of the period, the economy was growing nicely but with negligible job growth, hence the many references to the “jobless recovery.” Subsequently, with gross domestic product growth continuing to slow, the government reported a series of strong employment numbers in the spring, and suddenly the prospect of rising short-term interest rates appeared much closer on the horizon. In the technology sector, concerns about weak pricing and excess inventories kept share prices on the defensive during the spring and much of the summer.

Flexibility in the Fund’s technology weighting was one factor that helped performance. We moved the Fund from an overweighting at the beginning of 2004 to an underweighting as technology weakened in the spring. We then increased the Fund’s exposure to an overweighting again in August. Overall, these moves were beneficial and fit well with our strategy of trying to take advantage of the market’s excesses of greed and fear. Other helpful factors included overweightings in energy and materials. Looking at individual holdings, software provider webMethods, Inc.; chemical stock Hercules Inc.; oil driller Grey Wolf, Inc.; and industrial gas distributor Airgas, Inc. all contributed to performance.

Conversely, stock selection in health care was problematic. BioLase Technology, Inc., a provider of dental lasers, trended lower for most of the period despite having what we thought was a great product. Unfortunately, the company’s financial results disappointed investors during the period. Adolor Corp., a hybrid biotechnology and pharmaceutical company, fell sharply when one of its most promising drugs produced disappointing results at an advanced stage of testing. Elsewhere, independent power producer Calpine Corp. stumbled when there was lower-than-expected demand for power in the Pacific Northwest due to an unseasonably cool, wet summer.

We are relatively optimistic about 2005 due to the fact that we think the chances are good for a continuation of modest economic growth, low but gradually rising interest rates and ongoing improvement in the employment picture. In addition, we have now put the uncertainty of the U.S. presidential election behind us. Energy prices are seemingly heading lower, and we think that the trend might continue, which could provide an additional boost for the economy and the stock market. In a slower-growth environment, careful stock selection should be rewarded. Given our unique blend of quantitative and fundamental analysis—an approach that we believe in strongly and with which we have considerable experience, we would welcome a stock-picker’s market.

Portfolio Manager: Gary Haubold, CFA, William Gerlach, CFA, and Charles Purcell, CFA

Class A: GSXAX
Class B: GSXBX
Class C: GSXCX
Class R: GNSRX
Institutional Service Class: GSXIX
Institutional Class: GSCIX

2004 Annual Report 35

Core Series

Gartmore Small Cap Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five
		Year	Year	Inception[1]

Class A	without sales charge[2]	15.33%	9.22%	9.72%
	with sales charge[3]	8.73%	7.94%	8.64%

Class B	without sales charge[2]	14.57%	8.51%	9.04%
	with sales charge[4]	9.57%	8.22%	8.93%

Class C5	without sales charge[2]	14.62%	8.55%	9.08%
	with sales charge[6]	13.62%	8.55%	9.08%

Class R [7,9]		15.02%	8.59%	9.11%

Institutional Class[8,9]		15.57%	9.43%	9.92%

Institutional Service Class[9]		15.43%	9.40%	9.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A 5.75% front-end
	sales charge was deducted.)	Russell 2000	CPI

Nov 2, 98	9425	10000	10000
Oct 31, 99	10573	11486.8	10256
Oct 31, 00	12503	13486.4	10610
Oct 31, 01	11241	11773.6	10835
Oct 31, 02	10012	10411	11055
Oct 31, 03	14252	14926.3	11280
Oct 31, 04	16437	16677	11595

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Annual Report 2004

Gartmore Small Cap Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Small Cap Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,058	$8.18		1.58%
	Hypothetical	[1]	$1,000	$1,017	$8.04		1.58%

Class B	Actual		$1,000	$1,055	$11.36		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class C	Actual		$1,000	$1,055	$11.37		2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.20		2.20%

Class R	Actual		$1,000	$1,058	$8.54		1.65%
	Hypothetical	[1]	$1,000	$1,017	$8.40		1.65%

Institutional Service Class	Actual		$1,000	$1,059	$7.51		1.45%
	Hypothetical	[1]	$1,000	$1,018	$7.38		1.45%

Institutional Class (a)	Actual		$1,000	$1,007	$4.08	(b)	1.20%
	Hypothetical	[1]	$1,000	$1,011	$4.10	(b)	1.20%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 37

Gartmore Small Cap Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Common Stock	98.6%
Repurchase Agreement	1.0%
Other Investments*	24.4%
Liabilities in excess of Other Assets**	-24.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Computer Software & Services	10.0%
Oil & Gas	8.8%
Banking	5.7%
Retail	4.7%
Financial/Miscellaneous	4.1%
Manufacturing	3.6%
Real Estate Investment Trusts	3.2%
Insurance	3.1%
Internet	3.0%
Electronics	3.0%
Other Industries	50.8%

100.0%

Top Holdings

Dover Downs Gaming and Entertainment, Inc.	1.5%
Airgas, Inc.	1.5%
Advanced Medical Optics, Inc.	1.4%
Compuware Corp.	1.3%
Grey Wolf, Inc.	1.3%
Integrated Device Technology, Inc.	1.3%
P.H. Glatfelter & Co.	1.2%
Platinum Underwriter Holdings, Ltd.	1.2%
Nabors Industries Ltd.	1.2%
Plexus Corp.	1.1%
Other Holdings	87.0%

100.0%

38 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Small Cap Fund

Common Stocks (98.6%)

	Shares or
	Principal Amount	Value

Airlines (0.5%)
Continental Airlines, Inc., Class B (b)	8,607	$79,873
FLYi, Inc. (b)	39,910	55,874

		135,747

Apparel (0.6%)
DHB Industries, Inc. (b)	5,506	76,093
Reebok International Ltd.	1,990	73,630

		149,723

Auto Parts & Equipment (2.6%)
ArvinMeritor, Inc.	3,716	69,341
Commercial Vehicle Group, Inc. (b)	15,956	258,008
CSK Auto Corp. (b)	8,990	131,614
Wabash National Corp. (b)	7,783	191,306

		650,269

Banking (5.7%)
ABC Bancorp	2,431	49,447
Dime Community Bancshares	4,375	70,263
First Commonwealth Financial Corp.	5,490	79,715
Franklin Bank Corp. (b)	5,589	92,219
Hudson United Bancorp	2,983	118,723
MAF Bancorp, Inc.	3,335	142,971
NBT Bancorp, Inc.	5,681	131,458
Oriental Financial Group, Inc.	3,988	112,980
Placer Sierra Bankshares (b)	10,388	249,312
Provident Bankshares Corp.	2,175	75,538
Sierra Bancorp	6,884	125,633
Signature Bank (b)	4,343	127,988
Western Sierra Bancorp (b)	1,382	49,434

		1,425,681

Beverages/Alcoholic (0.2%)
Robert Mondavi Corp. (b)	1,136	61,901

Book Publishing (0.2%)
Readers Digest Association	4,192	59,023

Building Materials (0.7%)
RPM, Inc.	10,101	178,081

Business Equipment & Services (0.8%)
Ciber, Inc. (b)	10,095	91,259
John H. Harland Co.	2,722	87,730
Per-Se Technologies, Inc. (b)	1,600	23,344

		202,333

Capital Goods (0.5%)
Kennametal, Inc.	2,637	122,700

Casino Hotels (0.6%)
MTR Gaming Group, Inc. (b)	16,384	147,456

Chemicals (1.5%)
Great Lakes Chemical Corp.	2,984	76,450
Lubrizol Corp.	3,676	127,667
Olin Corp.	9,136	170,844

		374,961

Coal (0.9%)
Arch Coal, Inc.	6,494	211,185

Communication Equipment (0.5%)
Powerwave Technologies, Inc. (b)	8,410	62,823
Titan Corp. (b)	4,835	71,751

		134,574

Computer Software & Services (10.0%)
Borland Software Corp. (b)	8,051	82,442
Compuware Corp. (b)	56,289	325,912
Digital Insight Corp. (b)	8,590	134,519
Digitas, Inc. (b)	12,629	113,661
E.piphany, Inc. (b)	60,736	266,024
Electronics for Imaging, Inc. (b)	4,972	89,695
Eresearch Technology, Inc. (b)	2,000	23,380
Informatica Corp. (b)	9,383	73,281
Intersections, Inc. (b)	7,303	97,824
JDA Software Group, Inc. (b)	3,246	36,453
Mercury Computer Systems, Inc. (b)	4,780	120,719
Micromuse, Inc. (b)	43,594	187,018
Neoware Systems, Inc. (b)	10,247	82,294
NetIQ Corp. (b)	13,715	173,906
Omicell, Inc. (b)	14,068	145,252
Quest Software, Inc. (b)	6,756	99,111
Safeguard Scientifics, Inc. (b)	30,945	51,678
Siebel Systems, Inc. (b)	12,030	114,285
Take-Two Interactive Software, Inc. (b)	3,548	116,942
webMethods, Inc. (b)	17,299	119,882

		2,454,278

Construction & Building Materials (0.4%)
Jacobs Engineering Group, Inc. (b)	2,152	87,651

Consulting Services (0.9%)
Bearingpoint, Inc. (b)	13,230	115,101
Gartner, Inc., Class A (b)	8,057	95,878

		210,979

Consumer Goods & Services (2.9%)
Alderwoods Group, Inc. (b)	3,000	30,390
American Woodmark Corp.	1,963	72,984
Crown Holdings, Inc. (b)	5,611	63,685

2004 Annual Report 39

Statement of Investments (Continued)
October 31, 2004

Gartmore Small Cap Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Consumer Goods & Services (continued)
Department 56, Inc. (b)	7,473	$112,768
MPS Group, Inc. (b)	8,599	90,547
Playtex Products, Inc. (b)	11,882	74,500
Spherion Corp. (b)	18,692	134,395
Tupperware Corp.	8,717	145,488

		724,757

Drugs (0.8%)
Guilford Pharmaceuticals, Inc. (b)	26,000	117,520
Perrigo Co.	4,300	78,174

		195,694

Education (0.3%)
Corinthian Colleges, Inc. (b)	5,125	73,595

Electronics (3.0%)
Agere Systems, Inc. (b)	55,371	66,999
Artesyn Technologies, Inc. (b)	5,914	57,366
Celestica, Inc. (b)	7,663	110,960
Integrated Silicon Solution, Inc. (b)	18,792	141,128
KEMET Corp. (b)	8,461	65,657
LSI Logic Corp. (b)	16,631	75,671
Merix Corp, Inc. (b)	7,158	73,727
Molecular Devices Corp. (b)	600	12,009
Sanmina Corp. (b)	18,551	148,409

		751,926

Energy (3.0%)
Black Hills Corp.	4,513	132,953
Calpine Corp. (b)	94,325	234,869
CMS Energy Corp. (b)	22,196	207,755
KFx, Inc. (b)	8,806	82,248
NRG Energy, Inc. (b)	3,029	84,024

		741,849

Engineering (1.1%)
MTC Technologies, Inc. (b)	2,899	79,215
URS Corp. (b)	6,848	189,005

		268,220

Entertainment (0.4%)
Sinclair Broadcast Group, Inc., Class A	15,582	109,074

Financial/Miscellaneous (4.1%)
Affiliated Managers Group, Inc. (b)	2,674	149,316
CompuCredit Corp. (b)	3,236	61,581
Financial Institutions, Inc.	2,095	55,224
Knight Trading Group, Inc. (b)	10,406	108,118
Piper Jaffray Companies, Inc. (b)	4,172	182,443
Radian Group, Inc.	2,927	140,291
South Financial Group, Inc.	4,296	128,966
Waddell & Reed Financial	4,426	92,990
Zions Bancorporation	1,588	105,078

		1,024,007

Food & Related (1.1%)
B & G Food, Inc. (b)	14,400	213,120
Ralcorp Holding, Inc.	1,381	50,752

		263,872

Gambling (1.5%)
Dover Downs Gaming and Entertainment, Inc.	37,880	380,315

Healthcare (2.6%)
Covance, Inc. (b)	3,708	147,282
Digene Corp. (b)	3,000	75,450
Lincare Holdings, Inc. (b)	4,539	166,853
PSS World Medical, Inc. (b)	11,758	132,454
Techne Corp. (b)	3,600	129,672

		651,711

Hospitals (0.1%)
Triad Hospitals, Inc. (b)	695	22,956

Hotels/Motels (0.9%)
Aztar Corp. (b)	4,102	126,956
La Quinta Corp. (b)	12,271	98,782

		225,738

Insurance (3.1%)
Endurance Specialty Holdings, Ltd.	2,893	95,903
Hilb, Rogal and Hamilton Co.	2,285	72,435
Mercer Insurance Group, Inc. (b)	4,022	47,259
Old Republic International Corp.	6,813	159,083
Platinum Underwriter Holdings, Ltd.	10,106	295,600
ProCentury Corp.	10,101	97,576

		767,856

Internet (3.0%)
Ask Jeeves, Inc. (b)	1,093	28,178
eSPEED, Inc. (b)	7,346	72,358
Interwoven, Inc. (b)	29,231	265,124
Priceline.com, Inc. (b)	3,384	67,477
Radware Ltd. (b)	6,404	158,179
Vignette Corp. (b)	89,410	99,245
WatchGuard Technologies, Inc. (b)	16,361	65,117

		755,678

Machinery (0.8%)
Advanced Energy Industries, Inc. (b)	9,804	96,667
Engineered Support Systems, Inc.	2,135	102,566

		199,233

40 Annual Report 2004

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Manufacturing (3.6%)
Grand Prideco, Inc. (b)	2,719	$55,903
Harsco Corp.	2,100	101,745
Integrated Device Technology, Inc. (b)	26,327	311,185
P.H. Glatfelter & Co.	24,331	302,434
Timken Co.	5,145	123,480

		894,747

Medical (2.4%)
Adolor Corp. (b)	6,330	74,947
Advanced Medical Optics, Inc. (b)	8,860	346,426
Biolase Technology, Inc.	7,974	54,383
Immucor, Inc. (b)	321	9,903
Kensey Nash Corp. (b)	3,900	111,540
Merit Medical Systems, Inc. (b)	1	10

		597,209

Metals (0.9%)
Century Aluminum Co. (b)	3,544	82,008
International Steel Group, Inc. (b)	2,022	74,672
Schnitzer Steel Industries, Inc.	2,534	71,586

		228,266

Motion Picture & Video Production (0.2%)
Dreamworks Animation SKG, Inc. (b)	1,100	42,955

Networking Products (0.7%)
3Com Corp. (b)	25,610	106,025
Enterasys Networks, Inc. (b)	44,472	62,261

		168,286

Oil & Gas (8.8%)
Airgas, Inc.	15,270	375,643
Cimarex Energy Co. (b)	1,800	64,584
Grey Wolf, Inc. (b)	62,468	323,584
Nabors Industries Ltd. (b)	5,923	290,938
Noble Energy, Inc.	1,670	96,860
Patterson-UTI Energy, Inc.	12,534	241,029
Premor, Inc. (b)	3,311	129,261
Pride International, Inc. (b)	13,975	258,258
Quicksilver Resources, Inc. (b)	3,713	117,442
Varco International, Inc. (b)	6,185	171,201
Williams Cos., Inc. (The)	10,175	127,289

		2,196,089

Paper & Related Products (1.1%)
Bowater, Inc.	3,262	120,172
Rock-Tenn Co., Class A	10,015	155,733

		275,905

Pharmaceuticals (2.8%)
Acadia Pharmaceuticals, Inc. (b)	16,546	121,944
Alnylam Pharmaceuticals, Inc. (b)	45,825	238,794
Biomarin Pharmaceutical, Inc. (b)	8,007	33,069
Dyax Corp. (b)	1,060	6,084
Kos Pharmaceuticals, Inc. (b)	2,500	89,250
Nuvelo, Inc. (b)	21,722	199,408

		688,549

Plastics (0.2%)
Polyone Corp. (b)	7,903	59,826

Radio (1.4%)
Citadel Broadcasting Co. (b)	8,277	120,430
Entercom Communications Corp. (b)	3,014	100,065
Westwood One, Inc. (b)	5,159	119,070

		339,565

Real Estate (2.3%)
CB Richard Ellis Group, Inc., Class A (b)	9,430	244,236
Eagle Hospitality Properties Trust, Inc. (b)	12,665	120,318
Highwood Properties, Inc.	3,885	96,387
Trammell Crow Co. (b)	6,502	100,456

		561,397

Real Estate Investment Trusts (3.2%)
American Financial Realty Trust	10,352	152,174
Friedman, Billings, Ramsey Group, Inc.	4,467	76,564
Global Signal, Inc.	7,706	183,404
Government Properties Trust, Inc.	14,140	141,824
MeriStar Hospitality Corp. (b)	15,386	89,854
New York Mortgage Trust, Inc.	16,067	143,157

		786,977

Retail (4.7%)
AnnTaylor Stores Corp. (b)	5,848	131,346
CBRL Group, Inc.	4,633	167,993
Charming Shoppes, Inc. (b)	10,062	76,773
Insight Enterprises, Inc. (b)	3,546	65,796
J. Jill Group, Inc. (b)	4,186	73,590
Linens ’n Things, Inc. (b)	3,075	74,046
Pacific Sunwear of California, Inc. (b)	5,726	134,217
Pier 1 Imports, Inc.	5,244	94,130
Sports Authority, Inc. (The) (b)	5,140	124,285
Stage Stores, Inc. (b)	393	14,152
The Pantry, Inc. (b)	5,779	132,859
West Marine, Inc. (b)	3,577	87,744

		1,176,931

Semiconductors (2.1%)
Actel Corp. (b)	2,281	34,603
Cypress Semiconductor Corp. (b)	6,364	67,013

2004 Annual Report 41

Statement of Investments (Continued)
October 31, 2004

Gartmore Small Cap Fund (Continued)

Core Series

Common Stocks (continued)

	Shares or
	Principal Amount	Value

Semiconductors (continued)
Intersil Corp.	7,553	$123,265
Mattson Technology, Inc. (b)	14,860	124,675
Novellus Systems, Inc. (b)	3,565	92,369
ON Semiconductor Corp. (b)	21,381	76,972

		518,897

Services (1.9%)
Medicis Pharmaceutical Corp., Class A	1,300	52,871
Plexus Corp. (b)	22,652	280,658
United Rentals, Inc. (b)	8,656	133,735

		467,264

Steel (0.5%)
Steel Dynamics, Inc.	3,722	123,570

Storage Batteries (0.5%)
EnerSys (b)	9,288	122,602

Surgical & Medical Instruments (0.4%)
Foxhollow Technologies, Inc. (b)	1,840	37,867
Vnus Medical Technologies (b)	3,340	50,234

		88,101

Technology (0.8%)
BE Aerospace, Inc. (b)	7,949	68,202
Storage Technology Corp. (b)	4,589	123,995

		192,197

Telecommunications (0.7%)
Cincinnati Bell, Inc. (b)	30,788	104,987
Tetra Technology, Inc. (b)	5,374	70,614

		175,601

Tobacco (0.9%)
DIMON, Inc.	8,412	48,958
Loews Corp. — Carolina Group	6,643	179,759

		228,717

Transportation (1.7%)
Genesee & Wyoming, Inc., Class A (b)	5,815	147,236
Pacer International, Inc. (b)	9,627	170,879
Sirva, Inc. (b)	4,077	97,848

		415,963

Utilities (0.8%)
Allegheny Energy, Inc. (b)	4,381	80,216
Southwestern Energy Co. (b)	2,459	112,967

		193,183

Waste Management (0.7%)
WCA Waste Corp. (b)	19,415	174,735

Total Common Stocks		24,480,555

Repurchase Agreements (1.0%)
CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $105,708 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	$105,692	105,692
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $147,701 (Fully collateralized by U.S. Agency Securities and AA Corporate Bonds)	147,677	147,677

Total Repurchase Agreements		253,369

Short-Term Securities Held as Collateral for Securities Lending (24.3%)
Pool of short-term securities for Gartmore Mutual Funds — footnote 3 (Securities Lending)	6,036,533	6,036,533

Total Short-Term Securities Held as Collateral for Securities Lending		6,036,533

Total Investments (Cost $30,218,099) (a) — 123.9%		30,770,457
Liabilities in excess of other assets — (23.9%)		(5,943,277)

NET ASSETS — 100.0%		$24,827,180

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Non-income producing securities.

See notes to financial statements.

42 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore Large	Gartmore	Gartmore Mid Cap
	Growth Fund	Cap Value Fund	Nationwide Fund	Growth Fund

Assets:
Investments, at value (cost $254,775,940; $22,374,416; $1,617,244,729; $2,920,811 and $29,964,730 respectively)	$265,545,697	$26,648,828	$1,701,439,382	$3,320,663
Repurchase agreements, at cost	—	223,790	—	47,132

Total Investments	265,545,697	26,872,618	1,701,439,382	3,367,795

Cash	1,140	—	1,864	—
Interest and dividends receivable	82,996	46,445	1,343,050	717
Receivable for capital shares issued	—	10,000	—	—
Receivable for investments sold	16,545,250	—	28,911,756	50,594
Receivable from adviser	—	2,467	—	3,429
Prepaid expenses and other assets	16,867	13,504	16,652	26,377

Total Assets	282,191,950	26,945,034	1,731,712,704	3,448,912

Liabilities:
Payable for investments purchased	18,196,480	—	12,700,051	49,985
Payable for return of collateral received for securities on loan	10,149,468	338,250	70,993,578	—
Accrued expenses and other payables Investment advisory fees	127,695	16,652	787,756	2,100
Fund administration and transfer agent fees	68,296	4,047	350,409	1,196
Distribution fees	11,517	6,639	124,061	604
Administrative servicing fees	10,037	2,952	138,873	3
Other	76,570	3,703	394,642	380

Total Liabilities	28,640,063	372,243	85,489,370	54,268

Net Assets	$253,551,887	$26,572,791	$1,646,223,334	$3,394,644

Represented by:
Capital	$531,180,760	$23,482,723	$1,568,031,145	$2,830,711
Accumulated net investment income (loss)	43	26,172	554,054	—
Accumulated net realized gains (losses) on investment and futures transactions	(288,398,673)	(1,210,516)	(6,556,518)	164,081
Net unrealized appreciation (depreciation) on investments	10,769,757	4,274,412	84,194,653	399,852

Net Assets	$253,551,887	$26,572,791	$1,646,223,334	$3,394,644

Net Assets:
Class A Shares	$30,641,138	$24,845,846	$447,883,716	$1,463,466
Class B Shares	5,817,237	982,344	35,072,931	153,083
Class C Shares	247,780	743,420	989,408	224,060
Class D Shares	216,842,723	—	1,161,933,951	—
Class R Shares	1,067	1,181	1,089	1,114
Institutional Service Class Shares	969	—	968	—
Institutional Class Shares	973	—	341,271	1,552,921

Total	$253,551,887	$26,572,791	$1,646,223,334	$3,394,644

Shares outstanding (unlimited number of shares authorized)
Class A Shares	5,040,711	2,107,471	23,617,762	103,012
Class B Shares	1,036,236	84,474	1,900,157	10,850
Class C Shares	44,100	64,089	53,640	15,882
Class D Shares	35,124,085	—	61,709,786	—
Class R Shares	174	102	58	78
Institutional Service Class Shares	157	—	51	—
Institutional Class Shares	158	—	18,125	108,838

Total	41,245,621	2,256,136	87,299,579	238,660

Net asset value:
Class A Shares	$6.08	$11.79	$18.96	$14.21
Class B Shares (a)	$5.61	$11.63	$18.46	$14.11
Class C Shares (b)	$5.62	$11.60	$18.45	$14.11
Class D Shares	$6.17	$—	$18.83	$—
Class R Shares	$6.15	$11.64	$18.83	$14.18
Institutional Service Class Shares	$6.19	$—	$18.82	$—
Institutional Class Shares	$6.17	$—	$18.83	$14.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$6.45	$12.51	$20.12	$15.08
Class D Shares	$6.46	$—	$19.72	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—	4.50%	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore Small
Cap Fund

Assets:
Investments, at value (cost $254,775,940; $22,374,416; $1,617,244,729; $2,920,811 and $29,964,730 respectively)	$30,517,088
Repurchase agreements, at cost	253,369

Total Investments	30,770,457

Cash	205
Interest and dividends receivable	7,084
Receivable for capital shares issued	—
Receivable for investments sold	912,978
Receivable from adviser	—
Prepaid expenses and other assets	13,035

Total Assets	31,703,759

Liabilities:
Payable for investments purchased	797,590
Payable for return of collateral received for securities on loan	6,036,533
Accrued expenses and other payables Investment advisory fees	22,938
Fund administration and transfer agent fees	4,891
Distribution fees	6,213
Administrative servicing fees	3,190
Other	5,224

Total Liabilities	6,876,579

Net Assets	$24,827,180

Represented by:
Capital	$21,769,828
Accumulated net investment income (loss)	—
Accumulated net realized gains (losses) on investment and futures transactions	2,504,993
Net unrealized appreciation (depreciation) on investments	552,359

Net Assets	$24,827,180

Net Assets:
Class A Shares	$23,023,069
Class B Shares	1,495,580
Class C Shares	179,958
Class D Shares	—
Class R Shares	1,076
Institutional Service Class Shares	7,281
Institutional Class Shares	120,217

Total	$24,827,180

Shares outstanding (unlimited number of shares authorized)
Class A Shares	1,476,616
Class B Shares	99,403
Class C Shares	11,941
Class D Shares	—
Class R Shares	71
Institutional Service Class Shares	462
Institutional Class Shares	7,634

Total	1,596,127

Net asset value:
Class A Shares	$15.59
Class B Shares (a)	$15.04
Class C Shares (b)	$15.07
Class D Shares	$—
Class R Shares	$15.10
Institutional Service Class Shares	$15.72
Institutional Class Shares	$15.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$16.54
Class D Shares	$—

Maximum Sales Charge — Class A Shares	5.75%

Maximum Sales Charge — Class D Shares	—

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 43

Core Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore	Gartmore Large	Gartmore	Gartmore Mid Cap	Gartmore Small
	Growth Fund	Cap Value Fund	Nationwide Fund	Growth Fund	Cap Fund

INVESTMENT INCOME:
Interest income	$11,188	$2,058	$367,184	$1,647	$10,785
Dividend income	2,460,225	613,362	26,930,623	11,630	426,347
Income from securities lending	17,509	1,301	208,365	—	67,704

Total Income	2,488,922	616,721	27,506,172	13,277	504,836

Expenses:
Investment advisory fees	1,725,237	201,770	10,661,161	23,457	457,989
Fund Administration and transfer agent fees	461,978	36,584	2,742,272	7,629	63,688
Distribution fees Class A	70,563	63,209	1,507,625	3,359	57,503
Distribution fees Class B	57,237	8,902	361,248	1,263	14,860
Distribution fees Class C	2,302	7,278	10,124	2,093	1,388
Distribution fees Class R	4	4	4	4	3
Administrative servicing fees Class A	29,447	34,816	568,463	1	31,321
Administrative servicing fees Class D	27,121	—	657,578	—	58,858
Administrative servicing fees Class R	3	3	3	3	2
Registration and filing fees	55,374	38,161	106,134	37,850	37,915
Other	190,490	9,905	826,326	1,515	13,746

Total expenses before reimbursed expenses	2,619,756	400,632	17,440,938	77,174	737,273
Expenses reimbursed	—	(17,394)	—	(34,484)	—

Total Expenses	2,619,756	383,238	17,440,938	42,690	737,273

Net Investment Income (Loss)	(130,834)	233,483	10,065,234	(29,413)	(232,437)

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	40,517,152	2,132,903	198,132,003	165,111	11,039,306
Net realized gains (losses) on futures transactions	—	—	—	—	96,471

Net realized gains (losses) on investment and futures transactions	40,517,152	2,132,903	198,132,003	165,111	11,135,777
Net change in unrealized appreciation/depreciation on investments and futures	(28,125,753)	1,107,554	(111,442,519)	39,576	(6,692,971)

Net realized/unrealized gains (losses) on investments and futures	12,391,399	3,240,457	86,689,484	204,687	4,442,806

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,260,565	$3,473,940	$96,754,718	$175,274	$4,210,369

See notes to financial statements.

44 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(130,834)	$110,446	$233,483	$261,015
Net realized gains (losses) on investment and futures transactions	40,517,152	25,154,854	2,132,903	(2,038,274)
Net change in unrealized appreciation/depreciation on investment and futures transactions	(28,125,753)	40,500,365	1,107,554	6,270,849

Change in net assets resulting from operations	12,260,565	65,765,665	3,473,940	4,493,590

Distributions to Class A Shareholders from:
Net investment income	—	—	(220,622)	(261,300)
Distributions to Class B Shareholders from:
Net investment income	—	—	(2,646)	(3,027)
Distributions to Class C Shareholders from:
Net investment income	—	—	(1,900)	(718)
Distributions to Class D Shareholders from:
Net investment income	(82,259)	—	—	—
Distributions to Class R Shareholders from:
From net investment income	—	—	(8)	—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(28,144)	—	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	—	—	—	—

Change in net assets from shareholder distributions	(110,403)	—	(225,176)	(265,045)

Change in net assets from capital transactions	(79,970,320)	(19,236,117)	(2,476,365)	(2,665,650)

Change in net assets	(67,820,158)	46,529,548	772,399	1,562,895
Net Assets:
Beginning of period	321,372,045	274,842,497	25,800,392	24,237,497

End of period	$253,551,887	$321,372,045	$26,572,791	$25,800,392

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Nationwide Fund

	Year Ended		Year Ended
	October 31, 2004		October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$10,065,234		$13,060,423
Net realized gains (losses) on investment and futures transactions	198,132,003		10,166,152
Net change in unrealized appreciation/depreciation on investment and futures transactions	(111,442,519)		298,209,582

Change in net assets resulting from operations	96,754,718		321,436,157

Distributions to Class A Shareholders from:
Net investment income	(2,015,525)		(2,254,451)
Distributions to Class B Shareholders from:
Net investment income	—		(20,408)
Distributions to Class C Shareholders from:
Net investment income	(458)		(165)
Distributions to Class D Shareholders from:
Net investment income	(8,641,837)		(9,557,017)
Distributions to Class R Shareholders from:
From net investment income	(2)		—
Distributions to Institutional Services Class Shareholders from:
Net investment income	(161,778)		(446,348)
Distributions to Institutional Class Shareholders from:
Net investment income	(537	) (a)	—

Change in net assets from shareholder distributions	(10,820,137)		(12,278,389)

Change in net assets from capital transactions	(344,305,799)		27,837,495

Change in net assets	(258,371,218)		336,995,263
Net Assets:
Beginning of period	1,904,594,552		1,567,599,289

End of period	$1,646,223,334		$1,904,594,552

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 45

Core Series

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(29,413)	$(10,070)	$(232,437)	$(114,576)
Net realized gains (losses) on investment and futures transactions	165,111	104,565	11,135,777	1,876,334
Net change in unrealized appreciation/depreciation on investment and futures transactions	39,576	320,490	(6,692,971)	9,480,092

Change in net assets resulting from operations	175,274	414,985	4,210,369	11,241,850

Distributions to Class A Shareholders from:
Net realized gains on investments	(32,733)	—	(260,898)	—
Distributions to Class B Shareholders from:
Net realized gains on investments	(3,048)	—	(17,857)	—
Distributions to Class C Shareholders from:
Net realized gains on investments	(10,833)	—	(1,102)	—
Distributions to Class R Shareholders from:
From net realized gains on investment	(28)	—	—	—
Distributions to Institutional Services Class Shareholders from:
Net realized gains on investments	—	—	(282,808)	—
Distributions to Institutional Class Shareholders from:
Net realized gains on investments	(36,735)	—	—	—

Change in net assets from shareholder distributions	(83,377)	—	(562,665)	—

Change in net assets from capital transactions	1,376,384	485,215	(20,059,066)	2,873,384

Change in net assets	1,468,281	900,200	(16,411,362)	14,115,234
Net Assets:
Beginning of period	1,926,363	1,026,163	41,238,542	27,123,308

End of period	$3,394,644	$1,926,363	$24,827,180	$41,238,542

See notes to financial statements.

46 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$18.35	(0.08)	(0.84)	(0.92)
Year Ended October 31, 2001	$14.99	(0.05)	(5.85)	(5.90)
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16
Class B Shares
Year Ended October 31, 2000	$18.20	(0.15)	(0.90)	(1.05)
Year Ended October 31, 2001	$14.71	(0.10)	(5.87)	(5.97)
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10
Class C Shares
Period Ended October 31, 2001 (d)	$7.11	(0.03)	(1.53)	(1.56)
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11
Class D Shares
Year Ended October 31, 2000	$18.36	(0.05)	(0.84)	(0.89)
Year Ended October 31, 2001	$15.03	(0.03)	(5.86)	(5.89)
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)
Year Ended October 31, 2003	$4.79	—	1.21	1.21
Year Ended October 31, 2004	$6.00	— (k)	0.17	0.17
Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	0.25	0.24
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$6.59	(0.01)	(1.79)	(1.80)
Year Ended October 31, 2003	$4.79	0.00	1.22	1.22
Year Ended October 31, 2004 (l)	$6.01	0.01	0.17	0.18
Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.34	—	(0.17)	(0.17)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net		Net Asset
	Investment		Realized	Total	Value, End	Total
	Income		Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	—		(2.44)	(2.44)	$14.99	(6.43%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.89	(47.33%	)
Year Ended October 31, 2002	—		—	—	$4.74	(19.52%	)
Year Ended October 31, 2003	—		—	—	$5.92	24.89%
Year Ended October 31, 2004	—		—	—	$6.08	2.70%
Class B Shares
Year Ended October 31, 2000	—		(2.44)	(2.44)	$14.71	(7.30%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.54	(49.10%	)
Year Ended October 31, 2002	—		—	—	$4.44	(19.86%	)
Year Ended October 31, 2003	—		—	—	$5.51	24.10%
Year Ended October 31, 2004	—		—	—	$5.61	1.81%
Class C Shares
Period Ended October 31, 2001 (d)	—		—	—	$5.55	(21.94%	) (h)
Year Ended October 31, 2002	—		—	—	$4.44	(20.00%	)
Year Ended October 31, 2003	—		—	—	$5.51	24.10%
Year Ended October 31, 2004	—		—	—	$5.62	2.00%
Class D Shares
Year Ended October 31, 2000	—		(2.44)	(2.44)	$15.03	(6.23%	)
Year Ended October 31, 2001	—		(3.20)	(3.20)	$5.94	(47.07%	)
Year Ended October 31, 2002	—		—	—	$4.79	(19.36%	)
Year Ended October 31, 2003	—		—	—	$6.00	25.26%
Year Ended October 31, 2004	—	(k)	—	—	$6.17	2.87%
Class R Shares
Period Ending October 31, 2003 (e)	—		—	—	$6.00	4.17%	(h)
Year Ended October 31, 2004	—		—	—	$6.15	2.50%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	—		—	—	$4.79	(27.31%	) (h)
Year Ended October 31, 2003	—		—	—	$6.01	25.47%
Year Ended October 31, 2004 (l)	—	(k)	—	—	$6.19	3.03%
Institutional Class Shares
Period Ended October 31, 2004 (g)	—		—	—	$6.17	(2.68%	) (h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
						Ratio of	Ratio of Net
				Ratio of Net		Expenses	Investment
				Investment		(Prior to	Income (Loss)
	Net Assets	Ratio of		Income		Reimbursements)	(Prior to
	at End of	Expenses		(Loss)		to Average	Reimbursements)
	Period	to Average		to Average		Net	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$9,234	1.04%		(0.52%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$5,268	1.33%		(0.60%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$4,828	1.17%		(0.34%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$6,529	1.13%		(0.22%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$30,641	1.19%		(0.36%	)	(j)	(j)	286.06%
Class B Shares
Year Ended October 31, 2000	$8,180	1.80%		(1.28%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$4,288	2.12%		(1.36%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$3,299	1.90%		(1.08%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$3,980	1.84%		(0.93%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$5,817	1.84%		(1.00%	)	(j)	(j)	286.06%
Class C Shares
Period Ended October 31, 2001 (d)	$58	2.27%	(i)	(1.41%	) (i)	(j)	(j)	210.72%
Year Ended October 31, 2002	$52	1.90%		(1.08%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$101	1.84%		(0.95%	)	(j)	(j)	281.63%
Year Ended October 31, 2004	$248	1.84%		(1.01%	)	(j)	(j)	286.06%
Class D Shares
Year Ended October 31, 2000	$834,816	0.83%		(0.30%	)	(j)	(j)	163.52%
Year Ended October 31, 2001	$385,898	1.10%		(0.38%	)	(j)	(j)	210.72%
Year Ended October 31, 2002	$207,357	0.93%		(0.10%	)	(j)	(j)	241.95%
Year Ended October 31, 2003	$235,758	0.86%		0.05%		(j)	(j)	281.63%
Year Ended October 31, 2004	$216,843	0.85%		(0.01%	)	(j)	(j)	286.06%
Class R Shares
Period Ending October 31, 2003 (e)	$1	1.42%	(i)	(0.76%	) (i)	1.52%	0.86%	281.63%
Year Ended October 31, 2004	$1	1.29%		(0.46%	)	(j)	(j)	286.06%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$59,307	0.88%	(i)	(0.11%	) (i)	(j)	(j)	241.95%
Year Ended October 31, 2003	$75,002	0.84%		0.06%		(j)	(j)	281.63%
Year Ended October 31, 2004 (l)	$1	0.84%		0.22%		(j)	(j)	286.06%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$1	0.80%	(i)	(0.06%	) (i)	(j)	(j)	286.06%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.
(k)	The amount is less than $0.005.
(l)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2004 Annual Report 47

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Large Cap Value Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$10.32	0.15	0.67	0.82
Year Ended October 31, 2001	$10.96	0.10	(0.98)	(0.88)
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45
Class B Shares
Year Ended October 31, 2000	$10.24	0.07	0.68	0.75
Year Ended October 31, 2001 (e)	$10.84	0.02	(0.98)	(0.96)
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36
Class C Shares
Period Ended October 31, 2001 (f)	$11.21	0.02	(1.34)	(1.32)
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36
Class R Shares
Period Ended October 31, 2003 (g)	$9.92	—	0.39	0.39
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$10.00	0.08	0.33	0.41
Year Ended October 31, 2000	$10.35	0.16	0.67	0.83
Year Ended October 31, 2001	$10.98	0.12	(0.98)	(0.86)
Year Ended October 31, 2002 (h)	$10.03	0.06	1.04	1.10

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.14)	(0.04)	(0.18)	$10.96	8.09%
Year Ended October 31, 2001	(0.10)	—	(0.10)	$9.98	(8.07%	)
Year Ended October 31, 2002	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)
Year Ended October 31, 2003	(0.10)	—	(0.10)	$10.44	20.57%
Year Ended October 31, 2004	(0.10)	—	(0.10)	$11.79	13.92%
Class B Shares
Year Ended October 31, 2000	(0.11)	(0.04)	(0.15)	$10.84	7.42%
Year Ended October 31, 2001 (e)	(0.02)	—	(0.02)	$9.86	(8.84%	)
Year Ended October 31, 2002	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)
Year Ended October 31, 2003	(0.04)	—	(0.04)	$10.30	19.80%
Year Ended October 31, 2004	(0.03)	—	(0.03)	$11.63	13.25%
Class C Shares
Period Ended October 31, 2001 (f)	(0.04)	—	(0.04)	$9.85	(11.82%	) (i)
Year Ended October 31, 2002	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$10.28	19.77%
Year Ended October 31, 2004	(0.04)	—	(0.04)	$11.60	13.25%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$10.31	3.93%	(i)
Year Ended October 31, 2004	(0.08)	—	(0.08)	$11.64	13.71%
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	(0.06)	—	(0.06)	$10.35	4.05%	(i)
Year Ended October 31, 2000	(0.16)	(0.04)	(0.20)	$10.98	8.20%
Year Ended October 31, 2001	(0.09)	—	(0.09)	$10.03	(7.86%	)
Year Ended October 31, 2002 (h)	(0.03)	(0.41)	(0.44)	$10.69	11.26%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average Net		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$30,726	1.15%		1.47%		1.77%		0.85%		88.41%
Year Ended October 31, 2001	$27,824	1.15%		0.96%		1.64%		0.47%		156.09%
Year Ended October 31, 2002	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Year Ended October 31, 2004	$24,846	1.39%		0.91%		1.45%		0.84%		58.61%
Class B Shares
Year Ended October 31, 2000	$408	1.90%		0.70%		3.56%		(0.96%	)	88.41%
Year Ended October 31, 2001 (e)	$528	1.90%		0.21%		3.24%		(1.13%	)	156.09%
Year Ended October 31, 2002	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$751	2.00%		0.43%		2.08%		0.35%		77.28%
Year Ended October 31, 2004	$982	2.00%		0.29%		2.06%		0.22%		58.61%
Class C Shares
Period Ended October 31, 2001 (f)	$58	1.90%	(j)	0.11%	(j)	3.94%	(j)	(1.93%	) (j)	156.09%
Year Ended October 31, 2002	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$248	2.00%		0.38%		2.08%		0.30%		77.28%
Year Ended October 31, 2004	$743	2.00%		0.21%		2.06%		0.14%		58.61%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.60%	(j)	0.48%	(j)	2.06%	(j)	0.02%	(j)	77.28%
Year Ended October 31, 2004	$1	1.54%		0.75%		1.86%		0.42%		58.61%
Institutional Service Class Shares
Period Ended October 31, 1999 (d)	$755	1.00%	(j)	0.77%	(j)	4.21%	(j)	(2.44%	) (j)	120.94%
Year Ended October 31, 2000	$1,645	1.00%		1.56%		1.64%		0.92%		88.41%
Year Ended October 31, 2001	$68	1.00%		1.03%		1.44%		0.59%		156.09%
Year Ended October 31, 2002 (h)	$—	0.97%	(j)	1.62%	(j)	1.39%	(j)	1.20%	(j)	37.27%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

48 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$32.71	0.16	0.14	0.30
Year Ended October 31, 2001	$30.80	0.08	(5.66)	(5.58)
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94
Class B Shares
Year Ended October 31, 2000	$32.45	(0.06)	0.13	0.07
Year Ended October 31, 2001	$30.48	(0.06)	(5.65)	(5.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	—	2.94	2.94
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81
Class C Shares
Period Ended October 31, 2001 (d)	$19.12	(0.03)	(2.68)	(2.71)
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81
Class D Shares
Year Ended October 31, 2000	$32.60	0.23	0.12	0.35
Year Ended October 31, 2001	$30.67	0.13	(5.65)	(5.52)
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00
Class R Shares
Period Ended October 31, 2003 (e)	$17.32	—	0.63	0.63
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$18.18	0.11	(3.24)	(3.13)
Year Ended October 31, 2003	$14.95	0.14	3.01	3.15
Year Ended October 31, 2004 (k)	$17.96	0.17	0.83	1.00
Institutional Class Shares
Period Ended October 31, 2004 (g)	$19.00	0.03	(0.17)	(0.14)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.17)	(2.04)	(2.21)	$30.80	1.25%
Year Ended October 31, 2001	(0.10)	(8.37)	(8.47)	$16.75	(23.34%	)
Year Ended October 31, 2002	(0.08)	—	(0.08)	$15.06	(9.64%	)
Year Ended October 31, 2003	(0.09)	—	(0.09)	$18.08	20.74%
Year Ended October 31, 2004	(0.06)	—	(0.06)	$18.96	5.22%
Class B Shares
Year Ended October 31, 2000	—	(2.04)	(2.04)	$30.48	0.48%
Year Ended October 31, 2001	—	(8.37)	(8.37)	$16.40	(24.19%	)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	19.99%
Year Ended October 31, 2004	—	—	—	$18.46	4.59%
Class C Shares
Period Ended October 31, 2001 (d)	(0.01)	—	(0.01)	$16.40	(14.16%	) (h)
Year Ended October 31, 2002	—	—	—	$14.72	(10.24%	)
Year Ended October 31, 2003	(0.01)	—	(0.01)	$17.65	20.00%
Year Ended October 31, 2004	(0.01)	—	(0.01)	$18.45	4.58%
Class D Shares
Year Ended October 31, 2000	(0.24)	(2.04)	(2.28)	$30.67	1.40%
Year Ended October 31, 2001	(0.14)	(8.37)	(8.51)	$16.64	(23.22%	)
Year Ended October 31, 2002	(0.12)	—	(0.12)	$14.96	(9.43%	)
Year Ended October 31, 2003	(0.13)	—	(0.13)	$17.96	21.07%
Year Ended October 31, 2004	(0.13)	—	(0.13)	$18.83	5.59%
Class R Shares
Period Ended October 31, 2003 (e)	—	—	—	$17.95	3.64%	(h)
Year Ended October 31, 2004	(0.03)	—	(0.03)	$18.83	5.08%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	(0.10)	—	(0.10)	$14.95	(17.27%	) (h)
Year Ended October 31, 2003	(0.14)	—	(0.14)	$17.96	21.22%
Year Ended October 31, 2004 (k)	(0.14)	—	(0.14)	$18.82	5.60%
Institutional Class Shares
Period Ended October 31, 2004 (g)	(0.03)	—	(0.03)	$18.83	(0.74%	) (h)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$54,537	0.98%		0.54%		(j)		(j)		90.01%
Year Ended October 31, 2001	$149,086	1.15%		0.32%		(j)		(j)		71.36%
Year Ended October 31, 2002	$362,435	1.14%		0.46%		(j)		(j)		25.51%
Year Ended October 31, 2003	$571,918	1.13%		0.57%		(j)		(j)		120.02%
Year Ended October 31, 2004	$447,884	1.10%		0.35%		(j)		(j)		144.61%
Class B Shares
Year Ended October 31, 2000	$47,293	1.73%		(0.20%	)	(j)		(j)		90.01%
Year Ended October 31, 2001	$36,241	1.85%		(0.30%	)	(j)		(j)		71.36%
Year Ended October 31, 2002	$31,267	1.80%		(0.18%	)	(j)		(j)		25.51%
Year Ended October 31, 2003	$35,564	1.79%		(0.06%	)	(j)		(j)		120.02%
Year Ended October 31, 2004	$35,073	1.76%		(0.30%	)	(j)		(j)		144.61%
Class C Shares
Period Ended October 31, 2001 (d)	$175	1.89%	(i)	(0.45%	) (i)	(j)		(j)		71.36%
Year Ended October 31, 2002	$212	1.80%		(0.20%	)	(j)		(j)		25.51%
Year Ended October 31, 2003	$714	1.79%		(0.16%	)	(j)		(j)		120.02%
Year Ended October 31, 2004	$989	1.76%		(0.32%	)	(j)		(j)		144.61%
Class D Shares
Year Ended October 31, 2000	$2,085,243	0.78%		0.74%		(j)		(j)		90.01%
Year Ended October 31, 2001	$1,458,371	0.89%		0.64%		(j)		(j)		71.36%
Year Ended October 31, 2002	$1,125,402	0.86%		0.77%		(j)		(j)		25.51%
Year Ended October 31, 2003	$1,240,520	0.85%		0.89%		(j)		(j)		120.02%
Year Ended October 31, 2004	$1,161,934	0.82%		0.64%		(j)		(j)		144.61%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.52%	(i)	0.07%	(i)	1.62%	(i)	(0.03%	) (i)	120.02%
Year Ended October 31, 2004	$1	1.27%		0.16%		(j)		(j)		144.61%
Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$48,283	0.80%	(i)	0.75%	(i)	(j)		(j)		25.51%
Year Ended October 31, 2003	$55,878	0.79%		0.94%		(j)		(j)		120.02%
Year Ended October 31, 2004 (k)	$1	0.75%		0.92%		(j)		(j)		144.61%
Institutional Class Shares
Period Ended October 31, 2004 (g)	$341	0.78%	(i)	0.54%	(i)	(j)		(j)		144.61%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions during the period.
(k)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2004 Annual Report 49

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Mid Cap Growth Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (d) (e)	$9.88	(0.08)	4.04	3.96
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74
Class B Shares
Period Ended October 31, 2003 (f) (e)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64
Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	0.72	0.67
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64
Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	0.79	0.78
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69
Institutional Service Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	0.27	0.26
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Realized	Total	Value, End	Total
	Gains	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2003 (d) (e)	—	—	$13.84	40.08%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.21	5.44%
Class B Shares
Period Ended October 31, 2003 (f) (e)	—	—	$13.84	5.09%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.11	4.70%
Class C Shares
Period Ended October 31, 2003 (f)	—	—	$13.84	5.09%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.11	4.70%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$13.86	5.96%	(i)
Year Ended October 31, 2004	(0.37)	(0.37)	$14.18	5.06%
Institutional Service Class Shares
Period Ended October 31, 2002 (h)	—	—	$10.26	2.60%	(i)
Year Ended October 31, 2003	—	—	$13.86	35.09%
Year Ended October 31, 2004	(0.37)	(0.37)	$14.27	5.73%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d) (e)	$522	1.40%	(j)	(1.02%	) (j)	7.09%	(j)	(6.71%	) (j)	74.46%
Year Ended October 31, 2004	$1,463	1.40%		(0.98%	)	2.51%		(2.08%	)	94.56%
Class B Shares
Period Ended October 31, 2003 (f) (e)	$18	2.15%	(j)	(1.82%	) (j)	7.76%	(j)	(7.43%	) (j)	74.46%
Year Ended October 31, 2004	$153	2.15%		(1.74%	)	3.27%		(2.86%	)	94.56%
Class C Shares
Period Ended October 31, 2003 (f)	$1	2.15%	(j)	(1.87%	) (j)	7.55%	(j)	(7.27%	) (j)	74.46%
Year Ended October 31, 2004	$224	2.15%		(1.72%	)	3.17%		(2.74%	)	94.56%
Class R Shares
Period Ended October 31, 2003 (g)	$1	1.75%	(j)	(1.54%	) (j)	7.41%	(j)	(7.20%	) (j)	74.46%
Year Ended October 31, 2004	$1	1.66%		(1.27%	)	2.63%		(2.24%	)	94.56%
Institutional Service Class Shares
Period Ended October 31, 2002 (h)	$1,026	1.15%	(j)	(0.69%	) (j)	20.62%	(j)	(20.16%	) (j)	3.74%
Year Ended October 31, 2003	$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Year Ended October 31, 2004	$1,553	1.15%		(0.72%	)	2.26%		(1.83%	)	94.56%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

50 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Fund

		Investment Activities
				Net Realized
				and
	Net Asset	Net		Unrealized
	Value,	Investment		Gains
	Beginning	Income	Redemption	(Losses) on
	of Period	(Loss)	Fees	Investments

Class A Shares
Year Ended October 31, 2000	$11.19	(0.02)	—	2.05
Year Ended October 31, 2001	$13.12	(0.02)	—	(1.23)
Year Ended October 31, 2002	$10.79	(0.02)	—	(1.16)
Year Ended October 31, 2003	$9.61	(0.05)	—	4.12
Year Ended October 31, 2004	$13.68	(0.09)	0.05	2.12
Class B Shares
Year Ended October 31, 2000	$11.17	(0.08)	—	2.03
Year Ended October 31, 2001	$13.02	(0.09)	—	(1.24)
Year Ended October 31, 2002	$10.61	(0.09)	—	(1.13)
Year Ended October 31, 2003	$9.39	(0.10)	—	4.00
Year Ended October 31, 2004	$13.29	(0.17)	0.05	2.04
Class C Shares
Period Ended October 31, 2001 (d)	$11.33	(0.04)	—	(0.66)
Year Ended October 31, 2002	$10.63	(0.09)	—	(1.13)
Year Ended October 31, 2003	$9.41	(0.09)	—	3.99
Year Ended October 31, 2004	$13.31	(0.13)	0.05	2.01
Class R Shares
Period Ended October 31, 2004 (e)	$14.03	(0.09)	0.05	1.11
Institutional Service Class Shares
Year Ended October 31, 2000	$11.20	(0.01)	—	2.06
Year Ended October 31, 2001	$13.15	—	—	(1.23)
Year Ended October 31, 2002	$10.84	(0.01)	—	(1.16)
Year Ended October 31, 2003	$9.67	(0.02)	—	4.14
Year Ended October 31, 2004 (i)	$13.79	(0.06)	0.05	2.11
Institutional Class Shares
Period Ended October 31, 2004 (f)	$15.64	(0.01)	0.05	0.07

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Total
	from	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Activities	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	2.03	(0.10)	(0.10)	$13.12	18.25%
Year Ended October 31, 2001	(1.25)	(1.08)	(1.08)	$10.79	(10.09%	)
Year Ended October 31, 2002	(1.18)	—	—	$9.61	(10.94%	)
Year Ended October 31, 2003	4.07	—	—	$13.68	42.35%
Year Ended October 31, 2004	2.08	(0.17)	(0.17)	$15.59	15.33%
Class B Shares
Year Ended October 31, 2000	1.95	(0.10)	(0.10)	$13.02	17.56%
Year Ended October 31, 2001	(1.33)	(1.08)	(1.08)	$10.61	(10.84%	)
Year Ended October 31, 2002	(1.22)	—	—	$9.39	(11.50%	)
Year Ended October 31, 2003	3.90	—	—	$13.29	41.53%
Year Ended October 31, 2004	1.92	(0.17)	(0.17)	$15.04	14.57%
Class C Shares
Period Ended October 31, 2001 (d)	(0.70)	—	—	$10.63	(6.18%	) (g)
Year Ended October 31, 2002	(1.22)	—	—	$9.41	(11.48%	)
Year Ended October 31, 2003	3.90	—	—	$13.31	41.45%
Year Ended October 31, 2004	1.93	(0.17)	(0.17)	$15.07	14.62%
Class R Shares
Period Ended October 31, 2004 (e)	1.07	—	—	$15.10	7.63%	(g)
Institutional Service Class Shares
Year Ended October 31, 2000	2.05	(0.10)	(0.10)	$13.15	18.44%
Year Ended October 31, 2001	(1.23)	(1.08)	(1.08)	$10.84	(9.90%	)
Year Ended October 31, 2002	(1.17)	—	—	$9.67	(10.79%	)
Year Ended October 31, 2003	4.12	—	—	$13.79	42.61%
Year Ended October 31, 2004 (i)	2.10	(0.17)	(0.17)	$15.72	15.43%
Institutional Class Shares
Period Ended October 31, 2004 (f)	0.11	—	—	$15.75	0.70%	(g)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$23,922	1.35%		(0.16%	)	2.10%		(0.91%	)	139.27%
Year Ended October 31, 2001	$21,190	1.35%		(0.17%	)	2.00%		(0.82%	)	119.03%
Year Ended October 31, 2002	$20,290	1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$21,198	1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	$23,023	1.59%		(0.55%	)	(j)		(j)		341.57%
Class B Shares
Year Ended October 31, 2000	$748	2.10%		(0.90%	)	3.82%		(2.62%	)	139.27%
Year Ended October 31, 2001	$854	2.10%		(0.93%	)	3.74%		(2.57%	)	119.03%
Year Ended October 31, 2002	$950	2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$1,368	2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	$1,496	2.20%		(1.16%	)	(j)		(j)		341.57%
Class C Shares
Period Ended October 31, 2001 (d)	$20	2.10%	(h)	(1.26%	) (h)	5.62%	(h)	(4.78%	) (h)	119.03%
Year Ended October 31, 2002	$28	2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$89	2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	$180	2.20%		(1.16%	)	(j)		(j)		341.57%
Class R Shares
Period Ended October 31, 2004 (e)	1	1.73%	(h)	(0.63%	) (h)	(h)(j)		(h)(j)		341.57%
Institutional Service Class Shares
Year Ended October 31, 2000	$4,192	1.20%		(0.01%	)	1.92%		(0.73%	)	139.27%
Year Ended October 31, 2001	$4,485	1.20%		(0.04%	)	1.79%		(0.63%	)	119.03%
Year Ended October 31, 2002	$5,856	1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$18,584	1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (i)	$7	1.45%		(0.39%	)	(j)		(j)		341.57%
Institutional Class Shares
Period Ended October 31, 2004 (f)	$120	1.20%	(h)	(0.22%	) (h)	(h)(j)		(h)(j)		341.57%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(g)	Not annualized.
(h)	Annualized.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	There were no fee reductions during the period.

See notes to financial statements.

2004 Annual Report 51

Core Series

Gartmore Investor Destinations
Aggressive Fund

For the annual period ended Oct. 31, 2004, the Gartmore Investor Destinations Aggressive Fund returned 11.55% (Class A at NAV) versus 12.64% for its composite benchmark, which consists of 40% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, 15% S&P MidCap 400 Index, 10% Russell 2000® Index and 5% Lehman Brothers Aggregate Bond Index. As of Oct. 1, 2004, the Fund’s composite benchmark was changed to 95% S&P 500 Index, and 5% Lehman Brothers Aggregate Bond Index, which returned 9.23% for the one-year period. The new composite benchmark was selected in an effort to simplify the comparability of our Fund returns to the returns of other, similar asset allocation products. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds was 11.50%.

The end of 2003 brought a significant rise in equities driven by better-than-expected earnings. The first half of 2004 showed flat to positive returns for the equity markets, which were influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the United States, violence in Iraq, record high oil prices and improving economic data. Fears of terrorist activity resurfaced as the markets reacted sharply to the March 2004 commuter rail attacks in Madrid. The resulting “flight to quality” took over, and top performers featured high-quality and value issues. Market uncertainty caused investors to change favor from the low-quality, low-price and high-beta securities that performed well in the fourth quarter of 2003.

The flow of economic news continually pointed toward a strengthening economy. The stock market, however, still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, the U.S. presidential election buildup and a shifting Federal Reserve policy. Interest rates were fairly stable for the first half of the reporting period, rising uniformly across the maturity spectrum in March and April by about 30 to 40 basis points. In the second half of the period, the Federal Open Market Committee (FOMC) began increasing the target federal funds rate. Through October 2004, the FOMC increased the federal funds rate by a total of 75 basis points to reach 1.75%.

The Fund’s 30% allocation to the Gartmore International Index Fund was the best-performing component of the portfolio in absolute and relative terms, returning 5.53%. The Fund’s 15% allocation to the Gartmore Mid Cap Market Index Fund produced a 1.57% return for the reporting period. The 40% allocation to the Gartmore S&P 500 Index Fund and the 10% allocation to the Gartmore Small Cap Index Fund also made positive contributions to Fund performance of 3.7% and 1.15%, respectively.

The 5% allocation to the Gartmore Bond Index Fund underperformed the equity indexes during this reporting period, it returned .27%.

As we look ahead, many investors will be watching to see whether the election results will allow the president and Congress to enact the equity-friendly legislation that they have proposed. In terms of initiatives that will likely affect the markets, we believe that the most important ones include Social Security reform and an introduction of some sort of private accounting system, attempts to make Bush’s first-term tax cuts permanent, increased military spending, tort reform and attempts to pass a comprehensive energy bill. Social Security reform and the introduction of private accounts could mean more money flowing into stocks. Making the tax cuts permanent would improve the after-tax return on equity investments. Tort reform could improve corporate profits and make corporations less risk-averse. Increased military spending and energy policy changes would likely help the defense and energy sectors of the economy. The unknown equation is how much tension will center on fiscal policy and higher spending levels, given the current budget deficit.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDAAX
Class B: NDABX
Class C: NDACX
Class R: GAFRX
Service Class: NDASX

52 Annual Report 2004

Gartmore Investor Destinations Aggressive Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	11.55%	-2.25%
	with sales charge[3]	5.09%	-3.50%

Class B	without sales charge[2]	10.86%	-2.92%
	with sales charge[4]	5.86%	-3.33%

Class C5	without sales charge[2]	10.88%	-2.92%
	with sales charge[6]	9.88%	-2.92%

Class R7,8		11.58%	-2.78%

Service Class[7]		11.50%	-2.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

[LINE GRAPH]

	Class A (A
	5.75% front-
	end sales		LB
	charge was		Aggregate			S&P MidCap
	deducted.)	Composite	Bond	S&P 500	MSCI EAFE	400	Russell 2000

Mar 31, 00	9425	10000	10000	10000	10000	10000	10000
Oct 31, 00	8822	9449	10550	9599	8633	10477	9294
Oct 31, 01	7011	7559	12085	7209	6503	9173	8114
Oct 31, 02	6123	6701	12797	6120	5662	8735	7175
Oct 31, 03	7613	8424	13425	7393	7223	11419	10286
Oct 31, 04	8492	9489	14168	8089	8614	12679	11493

[Additional columns below]

[Continued from above table, first column(s) repeated]

CPI

Mar 31, 00	10000
Oct 31, 00	10169
Oct 31, 01	10386
Oct 31, 02	10596
Oct 31, 03	10812
Oct 31, 04	11113

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International— Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite Index (Aggressive Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (40%), the MSCI EAFE (30%), the S&P MidCap 400 Index (15%), the Russell 2000 (10%) and the LB Aggregate Bond (5%).

(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 53

Gartmore Investor Destinations Aggressive Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
Investor Destinations			Account Value	Account Value	Expenses Paid	Annualized
Aggressive Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,038	$2.51	0.49%
	Hypothetical	[1]	$1,000	$1,023	$2.49	0.49%

Class B	Actual		$1,000	$1,034	$6.19	1.21%
	Hypothetical	[1]	$1,000	$1,019	$6.16	1.21%

Class C	Actual		$1,000	$1,036	$6.19	1.21%
	Hypothetical	[1]	$1,000	$1,019	$6.16	1.21%

Class R	Actual		$1,000	$1,039	$3.23	0.63%
	Hypothetical	[1]	$1,000	$1,022	$3.21	0.63%

Service Class	Actual		$1,000	$1,038	$3.12	0.61%
	Hypothetical	[1]	$1,000	$1,022	$3.11	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

54 Annual Report 2004

Gartmore Investor Destinations Aggressive Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	100.2%
Liabilities in excess of Other Assets	-0.2%

100.0%

Top Industries

Equity Funds	95.3%
Fixed Income Funds	4.9%

100.2%*

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	39.8%
Gartmore International Index Fund, Institutional Class	30.5%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.0%
Gartmore Small Cap Index Fund, Institutional Class	10.0%
Gartmore Bond Index Fund, Institutional Class	4.9%

100.2%*

*	The aggregate market value of the industries exceeds 100% since the percents shown are not expressed as a percentage of total market value. Instead, these percents are expressed as a percentage of the total net assets of the Fund, which have been reduced by accrued, net liabilities of the Fund.

2004 Annual Report 55

Gartmore Investor Destinations Aggressive Fund

Core Series

Statement of Investments

October 31, 2004

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (100.2%)

	Shares	Value

Equity Funds (95.3%)
Gartmore International Index Fund, Institutional Class (b)	14,105,540	$107,766,325
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	4,089,872	53,004,743
Gartmore S&P 500 Index Fund, Institutional Class (b)	14,363,225	140,328,712
Gartmore Small Cap Index Fund, Institutional Class (b)	3,145,272	35,352,855

		336,452,635

Fixed Income Funds (4.9%)
Gartmore Bond Index Fund, Institutional Class (b)	1,569,012	$17,463,103

Total Mutual Funds		353,915,738

Total Investments (Cost $315,081,003) (a) — 100.2%		353,915,738
Liabilities in excess of other assets — (0.2)%		(573,162)

NET ASSETS — 100.0%		$353,342,576

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

See notes to financial statements.

56 Annual Report 2004

Core Series

Gartmore Investor Destinations
Moderately Aggressive Fund

For the annual period ended Oct. 31, 2004, the Gartmore Investor Destinations Moderately Aggressive Fund returned 10.48% (Class A at NAV) versus 11.28% for its composite benchmark, which consists of 35% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, 15% Lehman Brothers U.S. Aggregate Bond Index, 15% S&P MidCap 400 Index, 5% Russell 2000® Index, and 5% Citigroup 3-Month T-Bill Index. As of Oct. 1, 2004, the Fund’s composite benchmark was changed to 80% S&P 500 Index, 15% Lehman Brothers Aggregate Bond Index, and 5% Citigroup 3-Month T-Bill Index, which returned 8.51% for the one-year period. The new composite benchmark was selected in an effort to simplify the comparability of our Fund returns to the returns of other, similar asset allocation products. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds was 11.27%.

The end of 2003 brought a significant rise in equities driven by better-than-expected earnings. The first half of 2004 showed flat to positive returns for the equity markets, which were influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the United States, violence in Iraq, record high oil prices and improving economic data. Fears of terrorist activity resurfaced as the markets reacted sharply to the March 2004 commuter rail attacks in Madrid. The resulting “flight to quality” took over, and top performers featured high-quality and value issues. Market uncertainty caused investors to change favor from the low-quality, low-price and high-beta securities that performed well in the fourth quarter of 2003.

The flow of economic news continually pointed toward a strengthening economy. The stock market, however, still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, the U.S. presidential election buildup and a shifting Federal Reserve policy. Interest rates were fairly stable for the first half of the reporting period, rising uniformly across the maturity spectrum in March and April by about 30 to 40 basis points. In the second half of the period, interest rates were meaningfully affected in June, when the Federal Open Market Committee (FOMC) began increasing the target federal funds rate. Through October 2004, the FOMC increased the federal funds rate by a total of 75 basis points to reach 1.75%.

The Fund’s 25% allocation to the Gartmore International Index Fund was the best-performing component of the portfolio in absolute and relative terms, returning 4.61%. The 35% allocation to the Gartmore S&P 500 Index Fund and the 5% allocation to the Gartmore Small Cap Index Fund, however, also made positive contributions to Fund performance returning 3.23% and 0.58% respectively.

The Fund’s fixed-income holdings comprise 20% of its total holdings. The 15% allocation to the Gartmore Bond Index Fund underperformed the equity indexes during the reporting period, but it was the second-best-performing component of the portfolio in terms of adding positive returns with 0.8%.

The Fund’s 15% allocation to the Gartmore Mid Cap Market Index Fund produced a 1.57% return for the reporting period.

As we look ahead, many investors will be watching to see whether the election results will allow the president and Congress to enact the equity-friendly legislation that they have proposed. In terms of initiatives that will likely affect the markets, we believe that the most important ones include Social Security reform and an introduction of some sort of private accounting system, attempts to make Bush’s first-term tax cuts permanent, increased military spending, tort reform, and attempts to pass a comprehensive energy bill. Social Security reform and the introduction of private accounts could mean more money flowing into stocks. Making the tax cuts permanent would improve the after-tax return on equity investments. Tort reform could improve corporate profits and make corporations less risk-averse. Increased military spending and energy policy changes would likely help the defense and energy sectors of the economy. The unknown equation is how much tension will center on fiscal policy and higher spending levels, given the current budget deficit.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDMAX
Class B: NDMBX
Class C: NDMCX
Class R: GMARX
Service Class: NDMSX

2004 Annual Report 57

Core Series

Gartmore Investor Destinations Moderately Aggressive Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	10.48%	-0.77%
	with sales charge[3]	4.12%	-2.04%

Class B	without sales charge[2]	9.66%	-1.49%
	with sales charge[4]	4.66%	-1.91%

Class C5	without sales charge[2]	9.58%	-1.44%
	with sales charge[6]	8.58%	-1.44%

Class R [7,8]		10.27%	-1.37%

Service Class[7]		10.22%	-0.83%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A
	5.75%
	front-end
	sales
	charge		LB			S&P		Citigroup
	was		Aggregate			MidCap	Russell	3-Month T-
	deducted.)	Composite	Bond	S&P 500	MSCI EAFE	400	2000	Bill

Mar 31, 00	9425	10000	10000	10000	10000	10000	10000	10000
Oct 31, 00	9040	9643	10550	9599	8633	10477	9294	10348
Oct 31, 01	7579	8136	12085	7209	6503	9173	8114	10841
Oct 31, 02	6838	7433	12797	6120	5662	8735	7175	11041
Oct 31, 03	8234	9040	13425	7393	7223	11419	10286	11170
Oct 31, 04	9097	10054	14168	8089	8614	12679	11493	11291

[Additional columns below]

[Continued from above table, first column(s) repeated]

CPI

Mar 31, 00	10000
Oct 31, 00	10169
Oct 31, 01	10386
Oct 31, 02	10596
Oct 31, 03	10812
Oct 31, 04	11113

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International— Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T-Bill Index(f), the Moderately Aggressive Composite Index (Moderately Aggressive Composite)(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (35%), the MSCI EAFE (25%), the S&P MidCap 400 Index (15%), the LB Aggregate Bond (15%), the Russell 2000 (5%) and the Citigroup 3-Month T-Bill Index (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

58 Annual Report 2004

Gartmore Investor Destinations Moderately Aggressive Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
Investor Destinations			Account Value	Account Value	Expenses Paid	Annualized
Moderately Aggressive Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,037	$2.46	0.48%
	Hypothetical	[1]	$1,000	$1,023	$2.44	0.48%

Class B	Actual		$1,000	$1,034	$6.14	1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11	1.20%

Class C	Actual		$1,000	$1,034	$6.14	1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11	1.20%

Class R	Actual		$1,000	$1,036	$3.17	0.62%
	Hypothetical	[1]	$1,000	$1,022	$3.16	0.62%

Service Class	Actual		$1,000	$1,036	$3.07	0.60%
	Hypothetical	[1]	$1,000	$1,022	$3.05	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 59

Gartmore Investor Destinations Moderately Aggressive Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	97.6%
Fixed Contract	2.5%
Liabilities in excess of Other Assets	-0.1%

100.0%

Top Industries

Equity Funds	80.3%
Fixed Income Funds	17.3%
Fixed Contract	2.5%

	100.1%	*

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	34.8%
Gartmore International Index Fund, Institutional Class	25.5%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.0%
Gartmore Bond Index Fund, Institutional Class	14.8%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
Nationwide Fixed Contract	2.5%
Gartmore Morley Enhanced Income Fund, Institutional Class	2.5%

	100.1%	*

*	The aggregate market value of the industries exceeds 100% since the percents shown are not expressed as a percentage of total market value. Instead, these percents are expressed as a percentage of the total net assets of the Fund, which have been reduced by accrued, net liabilities of the Fund.

60 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.6%)

	Shares	Value

Equity Funds (80.3%)
Gartmore International Index Fund, Institutional Class (b)	20,223,920	$154,510,752
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	7,037,600	91,207,290
Gartmore S&P 500 Index Fund, Institutional Class (b)	21,625,604	211,282,147
Gartmore Small Cap Index Fund, Institutional Class (b)	2,706,227	30,417,987

		487,418,176

Fixed Income Funds (17.3%)
Gartmore Bond Index Fund, Institutional Class (b)	8,097,845	90,129,019
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	1,625,372	14,888,405

		105,017,424

Total Mutual Funds		592,435,600

Fixed Contract (2.5%)

	Principal
	Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$14,914,445	14,914,445

Total Fixed Contract		14,914,445

Total Investments (Cost $558,680,843) (a) — 100.1%		607,350,045
Liabilities in excess of other assets — (0.1)%		(876,876)

NET ASSETS — 100.0%		$606,473,169

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2004 Annual Report 61

Statement of Investments (Continued)
October 31, 2004

Gartmore Investor Destinations Moderately Aggressive Fund (Continued)

Core Series

Gartmore Investor Destinations
Moderate Fund

For the annual period ended Oct. 31, 2004, the Gartmore Investor Destinations Moderate Fund returned 8.36% (Class A at NAV) versus 9.04% for its composite benchmark, which consists of 30% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, 15% Citigroup 3-Month T-Bill Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, 10% S&P MidCap 400 Index and 5% Russell 2000® Index. As of Oct. 1, 2004, the Fund’s composite benchmark was changed to 60% S&P 500 Index, 25% Lehman Brothers Aggregate Bond Index, and 15% Citigroup 3-Month T-Bill Index which returned 7.31% for the one-year period. The new composite benchmark was selected in an effort to simplify the comparability of our Fund returns to the returns of other, similar asset allocation products. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 7.02%.

The end of 2003 brought a significant rise in equities driven by better-than-expected earnings. The first half of 2004 showed flat to positive returns for the equity markets, which were influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the United States, violence in Iraq, record high oil prices and improving economic data. Fears of terrorist activity resurfaced as the markets reacted sharply to the March 2004 commuter rail attacks in Madrid. The resulting “flight to quality” took over and top performers featured high-quality and value issues. Market uncertainty caused investors to change favor from the low-quality, low-price and high-beta securities that performed well in the fourth quarter of 2003.

The flow of economic news continually pointed toward a strengthening economy. However, the stock market still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, the U.S. presidential election buildup, and a shifting Federal Reserve policy. Interest rates were fairly stable for the first half of the reporting period, rising uniformly across the maturity spectrum in March and April by about 30 to 40 basis points. In the second half of the period, interest rates were meaningfully affected in June, when the Federal Open Market Committee (FOMC) began increasing the target federal funds rate. Through October 2004, the FOMC increased the federal funds rate by a total of 75 basis points to reach 1.75%.

The Fund’s 15% allocation to the Gartmore International Index Fund was the best-performing component of the portfolio in absolute and relative terms, returning 2.76%. The 30% allocation to the Gartmore S&P 500 Index Fund and the 5% allocation to the Gartmore Small Cap Index Fund, however, also made positive contributions to Fund performance, returning 2.77% and 0.58% respectively. The Fund’s 10% allocation to the Gartmore Mid Cap Market Index Fund returned 1.05%.

The Fund’s fixed-income holdings comprise 40% of its total holdings. The 25% allocation to the Gartmore Bond Index Fund underperformed the equity indexes during the reporting period.

As we look ahead, many investors will be watching to see whether the election results will allow the president and Congress to enact the equity-friendly legislation that they have proposed. In terms of initiatives that will likely affect the markets, we think that some of the most important ones include Social Security reform and an introduction of some sort of private accounting system, attempts to make Bush’s first-term tax cuts permanent, increased military spending, tort reform and attempts to pass a comprehensive energy bill. Social Security reform and the introduction of private accounts could mean more money flowing into stocks. Making the tax cuts permanent would improve the after-tax return on equity investments. Tort reform could improve corporate profits and make corporations less risk-averse. Increased military spending and energy policy changes would likely help the defense and energy sectors of the economy. The unknown equation is how much tension will center on fiscal policy and higher spending levels, given the current budget deficit.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NADMX
Class B: NBDMX
Class C: NCDMX
Class R: GMDRX
Service Class: NSDMX

62 Annual Report 2004

Gartmore Investor Destinations Moderate Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	8.36%	0.90%
	with sales charge[3]	2.12%	-0.39%

Class B	without sales charge[2]	7.72%	0.22%
	with sales charge[4]	2.72%	-0.20%

Class C5	without sales charge[2]	7.67%	0.19%
	with sales charge[6]	6.67%	0.19%

Class R7,8		8.19%	0.31%

Service Class[7]		8.34%	0.88%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A
	5.75%
	front-end
	sales
	charge		LB			S&P		Citigroup
	was		Aggregate			MidCap	Russell	3-Month T-
	deducted.)	Composite	Bond	S&P 500	MSCI EAFE	400	2000	Bill

Mar 31, 00	9425	10000	10000	10000	10000	10000	10000	10000
Oct 31, 00	9311	9870	10550	9599	8633	10477	9294	10348
Oct 31, 01	8341	8922	12085	7209	6503	9173	8114	10841
Oct 31, 02	7830	8428	12797	6120	5662	8735	7175	11041
Oct 31, 03	9063	9844	13425	7393	7223	11419	10286	11170
Oct 31, 04	9821	10725	14168	8089	8614	12679	11493	11291

[Additional columns below]

[Continued from above table, first column(s) repeated]

CPI

Mar 31, 00	10000
Oct 31, 00	10169
Oct 31, 01	10386
Oct 31, 02	10596
Oct 31, 03	10812
Oct 31, 04	11113

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International— Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T-Bill Index(f), the Moderate Composite Index (Moderate Composite)(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of the S&P 500 (30%), the LB Aggregate Bond (25%), the MSCI EAFE (15%), the Citigroup 3-Month T-Bill Index (15%), the S&P MidCap 400 Index (10%) and the Russell 2000 (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 63

Gartmore Investor Destinations Moderate Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending	Expenses Paid	Annualized
Investor Destinations			Account Value	Account Value	During Period*	Expense Ratio
Moderate Fund			5/1/04	10/31/04

Class A	Actual		$1,000	$1,033	$2.45	0.48%
	Hypothetical	[1]	$1,000	$1,023	$2.44	0.48%

Class B	Actual		$1,000	$1,031	$6.13	1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11	1.20%

Class C	Actual		$1,000	$1,031	$6.13	1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.11	1.20%

Class R	Actual		$1,000	$1,033	$3.17	0.62%
	Hypothetical	[1]	$1,000	$1,022	$3.16	0.62%

Service Class	Actual		$1,000	$1,033	$3.07	0.60%
	Hypothetical	[1]	$1,000	$1,022	$3.05	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

64 Annual Report 2004

Gartmore Investor Destinations Moderate Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	92.7%
Fixed Contract	7.4%
Liabilities in excess of Other Assets	-0.1%

100.0%

Top Industries

Equity Funds	60.5%
Fixed Income Funds	32.2%
Fixed Contract	7.4%

100.1%*

Top Holdings

Gartmore S&P 500 Index Fund, Institutional Class	30.1%
Gartmore Bond Index Fund, Institutional Class	24.8%
Gartmore International Index Fund, Institutional Class	15.3%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.1%
Nationwide Fixed Contract	7.4%
Gartmore Morley Enhanced Income Fund, Institutional Class	7.4%
Gartmore Small Cap Index Fund, Institutional Class	5.0%

100.1%*

*	The aggregate market value of the industries exceeds 100% since the percents shown are not expressed as a percentage of total market value. Instead, these percents are expressed as a percentage of the total net assets of the Fund, which have been reduced by accrued, net liabilities of the Fund.

2004 Annual Report 65

Core Series

Statement of Investments
October 31, 2004

Gartmore Investor Destinations Moderate Fund

Mutual Funds (92.7%)

	Shares	Value

Equity Funds (60.5%)
Gartmore International Index Fund, Institutional Class (b)	12,928,893	$98,776,741
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	4,999,064	64,787,875
Gartmore S&P 500 Index Fund, Institutional Class (b)	19,751,290	192,970,102
Gartmore Small Cap Index Fund, Institutional Class (b)	2,883,516	32,410,720

		388,945,438

Fixed Income Funds (32.2%)
Gartmore Bond Index Fund, Institutional Class (b)	14,380,358	160,053,387
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	5,195,557	47,591,299

		207,644,686

Total Mutual Funds		596,590,124

Fixed Contract (7.4%)

	Principal
	Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$47,674,500	47,674,500

Total Fixed Contract		47,674,500

Total Investments (Cost $603,321,376) (a) — 100.1%		644,264,624
Liabilities in excess of other assets — (0.1)%		(373,322)

NET ASSETS — 100.0%		$643,891,302

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

66 Annual Report 2004

Core Series

Gartmore Investor Destinations
Moderately Conservative Fund

For the annual period ended Oct. 31, 2004, the Gartmore Investor Destinations Moderately Conservative Fund returned 6.71% (Class A at NAV) versus 7.21% for its composite benchmark, which consists of 35% Lehman Brothers U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index, 20% S&P 500 Index, 10% S&P MidCap 400 Index and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. As of Oct. 1, 2004, the Fund’s composite benchmark was changed to 40% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 25% Citigroup 3-Month T-Bill Index which returned 6.09% for the one-year period. The new composite benchmark was selected in an effort to simplify the comparability of our Fund returns to the returns of other, similar asset allocation products. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 8.11%.

The end of 2003 brought a significant rise in equities driven by better-than-expected earnings. The first half of 2004 showed flat to positive returns for the equity markets, which were influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the United States, violence in Iraq, record high oil prices and improving economic data. Fears of terrorist activity resurfaced as the markets reacted sharply to the March 2004 commuter rail attacks in Madrid. The resulting “flight to quality” took over and top performers featured high-quality and value issues. Market uncertainty caused investors to change favor from the low-quality, low-price and high-beta securities that performed well in the fourth quarter of 2003.

The flow of economic news continually pointed toward a strengthening economy. The stock market, however, still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, the U.S. presidential election buildup, and a shifting Federal Reserve policy. Interest rates were fairly stable for the first half of the reporting period, rising uniformly across the maturity spectrum in March and April by about 30 to 40 basis points. In the second half of the period, interest rates were meaningfully affected in June, when the Federal Open Market Committee (FOMC) began increasing the target federal funds rate. Through October 2004, the FOMC increased the federal funds rate by a total of 75 basis points to reach 1.75%.

The Fund’s 10% allocation to the Gartmore International Index Fund was the best-performing component of the portfolio in absolute and relative terms, returning 2.76%. The Fund’s 10% allocation to the Gartmore Mid Cap Market Index Fund returned 1.05%. The 20% allocation to the Gartmore S&P 500 Index Fund also made a positive contribution to Fund performance, returning 1.85%. The Fund’s fixed-income holdings comprise 60% of its total holdings. The 35% allocation to the Gartmore Bond Index Fund underperformed the equity indexes during the reporting period, returning 1.88%.

As we look ahead, many investors will be watching to see whether the election results will allow the president and Congress to enact the equity-friendly legislation that they have proposed. In terms of initiatives that will likely affect the markets, we think that some of the most important ones include Social Security reform and an introduction of some sort of private accounting system, attempts to make Bush’s first-term tax cuts permanent, increased military spending, tort reform and attempts to pass a comprehensive energy bill. Social Security reform and the introduction of private accounts could mean more money flowing into stocks. Making the tax cuts permanent would improve the after-tax return on equity investments. Tort reform could improve corporate profits and make corporations less risk-averse. Increased military spending and energy policy changes would likely help the defense and energy sectors of the economy. The unknown equation is how much tension will center on fiscal policy and higher spending levels, given the current budget deficit.

Portfolio Managers: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NADCX
Class B: NBDCX
Class C: NCDCX
Class R: GMMRX
Service Class: NSDCX

2004 Annual Report 67

Core Series

Gartmore Investor Destinations Moderately Conservative Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	6.71%	2.26%
	with sales charge[3]	0.54%	0.95%

Class B	without sales charge[2]	5.99%	1.62%
	with sales charge[4]	0.99%	1.21%

Class C5	without sales charge[2]	5.99%	1.62%
	with sales charge[6]	4.99%	1.62%

Class R7,8		6.55%	1.76%

Service Class[7]		6.59%	2.26%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A
	5.75% front-
	end sales		LB
	charge was		Aggregate			S&P MidCap	Citigroup 3-
	deducted.)	Composite	Bond	S&P 500	MSCI EAFE	400	Month T-Bill

Mar 31, 00	9425	10000	10000	10000	10000	10000	10000
Oct 31, 00	9435	10105	10550	9599	8633	10477	10348
Oct 31, 01	9051	9770	12085	7209	6503	9173	10841
Oct 31, 02	8816	9570	12797	6120	5662	8735	11041
Oct 31, 03	9787	10703	13425	7393	7223	11419	10286
Oct 31, 04	10445	11463	14168	8089	8614	12679	11493

[Additional columns below]

[Continued from above table, first column(s) repeated]

CPI

Mar 31, 00	10000
Oct 31, 00	10169
Oct 31, 01	10386
Oct 31, 02	10596
Oct 31, 03	11170
Oct 31, 04	11291

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International— Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T-Bill Index(e), the Moderately Conservative Composite Index (Moderately Conservative Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Composite is a combination of the LB Aggregate Bond (35%), the Citigroup 3-Month T-Bill Index (25%), the S&P 500 (20%), the S&P MidCap 400 Index (10%) and the MSCI EAFE (10%).

(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

68 Annual Report 2004

Gartmore Investor Destinations Moderately Conservative Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
Investor Destinations			Account Value	Account Value	Expenses Paid	Annualized
Moderately Conservative Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,031	$2.81	0.55%
	Hypothetical	[1]	$1,000	$1,022	$2.80	0.55%

Class B	Actual		$1,000	$1,027	$6.27	1.23%
	Hypothetical	[1]	$1,000	$1,019	$6.26	1.23%

Class C	Actual		$1,000	$1,027	$6.27	1.23%
	Hypothetical	[1]	$1,000	$1,019	$6.26	1.23%

Class R	Actual		$1,000	$1,030	$2.60	0.51%
	Hypothetical	[1]	$1,000	$1,022	$2.60	0.51%

Service Class	Actual		$1,000	$1,030	$3.21	0.63%
	Hypothetical	[1]	$1,000	$1,022	$3.21	0.63%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 69

Gartmore Investor Destinations Moderately Conservative Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	87.6%
Fixed Contract	12.4%

100.0%

Top Industries

Fixed Income Funds	47.2%
Equity Funds	40.4%
Fixed Contract	12.4%

100.0%

Top Holdings

Gartmore Bond Index Fund, Institutional Class	34.8%
Gartmore S&P 500 Index Fund, Institutional Class	20.0%
Nationwide Fixed Contract	12.4%
Gartmore Morley Enhanced Income Fund, Institutional Class	12.4%
Gartmore International Index Fund, Institutional Class	10.3%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.1%

100.0%

70 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (87.6%)

	Shares	Value

Equity Funds (40.4%)
Gartmore International Index Fund, Institutional Class (b)	2,401,392	$18,346,634
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	1,392,593	18,048,003
Gartmore S&P 500 Index Fund, Institutional Class (b)	3,667,873	35,835,122

		72,229,759

Fixed Income Funds (47.2%)
Gartmore Bond Index Fund, Institutional Class (b)	5,607,935	62,416,313
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	2,411,976	22,093,698

		84,510,011

Total Mutual Funds		156,739,770

Fixed Contract (12.4%)

	Principal
	Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$22,132,284	$22,132,284

Total Fixed Contract		22,132,284

Total Investments (Cost $169,563,173) (a) — 100.0%		178,872,054
Other assets in excess of liabilities — 0.0%		21,112

NET ASSETS — 100.0%		$178,893,166

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2004 Annual Report 71

Core Series

Gartmore Investor Destinations Conservative Fund

For the annual period ended Oct. 31, 2004, the Gartmore Investor Destinations Conservative Fund returned 4.84% (Class A at NAV) versus 4.93% for its composite benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Bond Index, 10% S&P 500 Index, 5% S&P MidCap 400 Index and 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. As of Oct. 1, 2004, the Fund’s composite benchmark was changed to 20% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 45% Citigroup 3-Month T-Bill Index which returned 4.38% for the one-year period. The new composite benchmark was selected in an effort to simplify the comparability of our Fund returns to the returns of other, similar asset allocation products. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 8.09%.

The end of 2003 brought a significant rise in equities driven by better-than-expected earnings. The first half of 2004 showed flat to positive returns for the equity markets, which were influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the United States, violence in Iraq, record high oil prices and improving economic data.

Fears of terrorist activity resurfaced as the markets reacted sharply to the March 2004 commuter rail attacks in Madrid. The resulting “flight to quality” took over, and top performers featured high-quality and value issues. Market uncertainty caused investors to change favor from the low-quality, low-price and high-beta securities that performed well in the fourth quarter of 2003.

The flow of economic news continually pointed toward a strengthening economy. The stock market, however, still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, the U.S. presidential election buildup and a shifting Federal Reserve policy.

Interest rates were fairly stable for the first half of the reporting period, rising uniformly across the maturity spectrum in March and April by about 30 to 40 basis points. In the second half of the period, interest rates were meaningfully affected in June, when the Federal Open Market Committee (FOMC) began increasing the target federal funds rate. Through October 2004, the FOMC increased the federal funds rate by a total of 75 basis points to reach 1.75%. This movement caused interest rates in shorter maturities to rise. Interestingly, yields on longer-dated securities actually fell as the FOMC increased short-term rates. Several factors contributed to this so-called “flattening” of the yield curve. First there was increasing sentiment that inflation was not rising fast enough to warrant concern. Additional factors that affected the yield curve were uncertainty about the outcome of the election, terrorism fears, and mixed economic results in the third and fourth quarters of the reporting period.

The 5% allocation to the Gartmore International Index Fund was the best-performing component of the portfolio in absolute and relative terms, returning 0.92%. The 10% allocation to the Gartmore S&P 500 Index Fund also made a positive contribution to Fund performance, returning 0.92%. The Fund’s 5% allocation to the Gartmore Mid Cap Market Index Fund returned 0.52%.

The Fund’s fixed-income holdings comprise 80% of its total holdings. The 35% allocation to the Gartmore Bond Index Fund underperformed the equity indexes during the reporting period contributing 1.88%.

As we look ahead, many investors will be watching to see whether the election results will allow the president and Congress to enact the equity-friendly legislation that they have proposed. In terms of initiatives that will likely affect the markets, we think that some of the most important ones include Social Security reform and an introduction of some sort of private accounting system, attempts to make Bush’s first-term tax cuts permanent, increased military spending, tort reform and attempts to pass a comprehensive energy bill. Social Security reform and the introduction of private accounts could mean more money flowing into stocks. Making the tax cuts permanent would improve the after-tax return on equity investments. Tort reform could improve corporate profits and make corporations less risk-averse. Increased military spending and energy policy changes would likely help the defense and energy sectors of the economy. The unknown equation is how much tension will center on fiscal policy and higher spending levels, given the current budget deficit.

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income, and secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

72 Annual Report 2004

Portfolio Manager: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

Class A: NDCAX
Class B: NDCBX
Class C: NDCCX
Class R: GCFRX
Service Class: NDCSX

2004 Annual Report 73

Core Series

Gartmore Investor Destinations Conservative Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	4.84%	3.32%
	with sales charge[3]	-1.17%	2.00%

Class B	without sales charge[2]	4.12%	2.63%
	with sales charge[4]	-0.88%	2.23%

Class C5	without sales charge[2]	4.10%	2.61%
	with sales charge[6]	3.10%	2.61%

Class R7,8		4.73%	2.76%

Service Class[7]		4.69%	3.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A
	5.75% front-
	end sales		LB
	charge was	Composite	Aggregate			S&P MidCap	Citigroup 3-
	deducted.)	(new)*	Bond	S&P 500	MSCI EAFE	400	Month T-Bill

Mar 31, 00	9425	10000	10000	10000	10000	10000	10000
Oct 31, 00	9565	10263	10550	9599	8633	10477	10348
Oct 31, 01	9729	10500	12085	7209	6503	9173	10841
Oct 31, 02	9773	10568	12797	6120	5662	8735	11041
Oct 31, 03	10446	11320	13425	7393	7223	11419	10286
Oct 31, 04	10951	11870	14168	8089	8614	12679	11493

[Additional columns below]

[Continued from above table, first column(s) repeated]

CPI

Mar 31, 00	10000
Oct 31, 00	10169
Oct 31, 01	10386
Oct 31, 02	10596
Oct 31, 03	11170
Oct 31, 04	11291

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International— Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T-Bill Index(e), the Conservative Composite Index (Conservative Composite)(f), and the Consumer Price Index (CPI)(g) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of the Citigroup 3-Month T-Bill Index (45%), the LB Aggregate Bond (35%), the S&P 500 (10%), the S&P MidCap 400 Index (5%) and the MSCI EAFE (5%).

(g)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

74 Annual Report 2004

Gartmore Investor Destinations Conservative Fund
Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

		Beginning	Ending
Investor Destinations		Account Value	Account Value	Expenses Paid	Annualized
Conservative Fund		5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual	$1,000	$1,025	$2.65	0.52%
	Hypothetical [1]	$1,000	$1,022	$2.65	0.52%

Class B	Actual	$1,000	$1,022	$6.35	1.25%
	Hypothetical [1]	$1,000	$1,019	$6.36	1.25%

Class C	Actual	$1,000	$1,022	$6.35	1.25%
	Hypothetical [1]	$1,000	$1,019	$6.36	1.25%

Class R	Actual	$1,000	$1,026	$2.65	0.52%
	Hypothetical [1]	$1,000	$1,022	$2.65	0.52%

Service Class	Actual	$1,000	$1,025	$3.16	0.62%
	Hypothetical [1]	$1,000	$1,022	$3.16	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 75

Gartmore Investor Destinations Conservative Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Mutual Funds	77.7%
Fixed Contract	22.4%
Liabilities in excess of Other Assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	57.4%
Equity Funds	20.3%
Fixed Contract	22.4%

100.1%*

Top Holdings

Gartmore Bond Index Fund, Institutional Class	35.0%
Nationwide Fixed Contract, 3.50%	22.4%
Gartmore Morley Enhanced Income Fund, Institutional Class	22.4%
Gartmore S&P 500 Index Fund, Institutional Class	10.0%
Gartmore International Index Fund, Institutional Class	5.2%
Gartmore Mid Cap Market Index Fund, Institutional Class	5.1%

100.1%*

*	The aggregate market value of the industries exceeds 100% since the percents shown are not expressed as a percentage of total market value. Instead, these percents are expressed as a percentage of the total net assets of the Fund, which have been reduced by accrued, net liabilities of the Fund.

76 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Investor Destinations Conservative Fund

Mutual Funds (77.7%)

	Shares	Value

Equity Funds (20.3%)
Gartmore International Index Fund, Institutional Class (b)	832,106	$6,357,288
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	482,796	6,257,041
Gartmore S&P 500 Index Fund, Institutional Class (b)	1,271,771	12,425,207

		25,039,536

Fixed Income Funds (57.4%)
Gartmore Bond Index Fund, Institutional Class (b)	3,889,277	43,287,659
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	3,011,424	27,584,641

		70,872,300

Total Mutual Funds		95,911,836

Fixed Contract (22.4%)

	Principal
	Amount	Value

Nationwide Fixed Contract, 3.50% (b) (c)	$27,632,637	27,632,637

Total Fixed Contract		27,632,637

Total Investments (Cost $120,703,979) (a) — 100.1%		123,544,473
Liabilities in excess of other assets — (0.1)%		(154,191)

NET ASSETS — 100.0%		$123,390,282

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Investment in affiliate.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2004 Annual Report 77

Core Series

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore Investor	Gartmore	Gartmore Investor
	Investor Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

Assets:
Investments in affiliated securities at value (cost $315,081,003; $558,680,843; $603,321,376; $169,563,173 and $120,703,979; respectively)	$353,915,738	$607,350,045	$644,264,624	$178,872,054
Cash	6	11	12	3
Interest and dividends receivable	75,466	422,505	797,127	320,496
Receivable for capital shares issued	230,907	428,006	438,137	137,531
Receivable from adviser	154	483	237	505
Prepaid expenses and other assets	12,044	19,755	23,684	19,380

Total Assets	354,234,315	608,220,805	645,523,821	179,349,969

Liabilities:
Payable for investments purchased	544,326	1,239,258	1,106,958	329,052
Payable for capital shares redeemed	140,149	132,351	124,446	11,406
Accrued expenses and other payables
Investment advisory fees	37,806	64,865	68,899	19,274
Distribution fees	103,941	197,419	207,488	56,665
Administrative servicing fees	37,160	61,242	66,697	22,019
Other	28,357	52,501	58,031	18,387

Total Liabilities	891,739	1,747,636	1,632,519	456,803

Net Assets	$353,342,576	$606,473,169	$643,891,302	$178,893,166

Represented by:
Capital	$324,261,111	$560,282,135	$605,836,612	$170,381,089
Accumulated net investment income (loss)	—	95,961	580,304	290,114
Accumulated net realized gains (losses) on investment transactions	(9,753,270)	(2,574,129)	(3,468,862)	(1,086,918)
Net unrealized appreciation (depreciation) on investments	38,834,735	48,669,202	40,943,248	9,308,881

Net Assets	$353,342,576	$606,473,169	$643,891,302	$178,893,166

Net Assets:
Class A Shares	$19,737,415	$35,416,274	$35,156,632	$11,156,971
Class B Shares	7,414,335	19,546,083	19,504,323	4,606,478
Class C Shares	43,667,578	99,210,776	102,057,894	26,760,188
Class R Shares	37,539	62,882	42,024	1,117
Service Class Shares	282,485,709	452,237,154	487,130,429	136,368,412

Total	$353,342,576	$606,473,169	$643,891,302	$178,893,166

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,291,218	3,893,485	3,660,312	1,129,326
Class B Shares	868,889	2,174,431	2,043,320	466,216
Class C Shares	5,126,983	11,036,696	10,724,004	2,716,489
Class R Shares	4,383	6,979	4,396	113
Service Class Shares	32,725,733	49,780,127	50,799,436	13,760,150

Total	41,017,206	66,891,718	67,231,468	18,072,294

Net Asset Value:
Class A Shares	$8.61	$9.10	$9.60	$9.88
Class B Shares (a)	$8.53	$8.99	$9.55	$9.88
Class C Shares (b)	$8.52	$8.99	$9.52	$9.85
Class R Shares	$8.56	$9.01	$9.56	$9.91
Service Class Shares	$8.63	$9.08	$9.59	$9.91
Maximum Offering Price Per Share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$9.14	$9.66	$10.19	$10.48

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

Assets:
Investments in affiliated securities at value (cost $315,081,003; $558,680,843; $603,321,376; $169,563,173 and $120,703,979; respectively)	$123,544,473
Cash	2
Interest and dividends receivable	244,903
Receivable for capital shares issued	—
Receivable from adviser	9,943
Prepaid expenses and other assets	16,128

Total Assets	123,815,449

Liabilities:
Payable for investments purchased	346,547
Payable for capital shares redeemed	5,504
Accrued expenses and other payables
Investment advisory fees	13,058
Distribution fees	35,683
Administrative servicing fees	12,666
Other	11,709

Total Liabilities	425,167

Net Assets	$123,390,282

Represented by:
Capital	$120,201,939
Accumulated net investment income (loss)	268,056
Accumulated net realized gains (losses) on investment transactions	79,793
Net unrealized appreciation (depreciation) on investments	2,840,494

Net Assets	$123,390,282

Net Assets:
Class A Shares	$5,007,763
Class B Shares	3,437,479
Class C Shares	13,682,592
Class R Shares	1,192
Service Class Shares	101,261,256

Total	$123,390,282

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	494,393
Class B Shares	339,827
Class C Shares	1,356,298
Class R Shares	117
Service Class Shares	9,978,130

Total	12,168,765

Net Asset Value:
Class A Shares	$10.13
Class B Shares (a)	$10.12
Class C Shares (b)	$10.09
Class R Shares	$10.15
Service Class Shares	$10.15
Maximum Offering Price Per Share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$10.75

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

78 Annual Report 2004

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore	Gartmore Investor	Gartmore	Gartmore Investor
	Investor Destinations	Destinations Moderately	Investor Destinations	Destinations Moderately
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$3,918,023	$7,711,267	$9,421,641	$3,095,894
Interest income from affiliates	—	384,387	1,252,480	622,947

Total Income	3,918,023	8,095,654	10,674,121	3,718,841

Expenses:
Investment advisory fees	332,308	568,544	616,998	184,054
Distribution fees Class A	31,500	62,907	61,582	20,966
Distribution fees Class B	46,179	126,062	127,802	37,224
Distribution fees Class C	271,948	618,853	644,057	191,063
Distribution fees Class R	35	39	35	4
Distribution fees Service Class	528,003	844,197	931,970	275,911
Administrative servicing fees Class A	3,375	7,276	7,991	4,949
Administrative servicing fees Class R	3	3	3	3
Administrative servicing fees Service Class	316,805	506,523	559,188	165,548
Registration and filing fees	70,620	67,625	65,046	58,148
Transfer agent fees	33,212	83,669	86,596	23,414
Other	64,227	112,412	119,268	38,202

Total expenses before reimbursed expenses	1,698,215	2,998,110	3,220,536	999,486
Expenses reimbursed	(154)	(483)	(237)	(505)

Total Expenses	1,698,061	2,997,627	3,220,299	998,981

Net Investment Income (Loss)	2,219,962	5,098,027	7,453,822	2,719,860

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	675,445	1,008,307	1,727,040	534,386
Realized gain distributions from underlying funds	358,783	522,447	435,876	99,431

Net realized gains (losses) on investment transactions	1,034,228	1,530,754	2,162,916	633,817
Net change in unrealized appreciation/depreciation on investments	18,905,762	28,746,017	21,880,339	4,608,482

Net realized/unrealized gains (losses) on investment transactions	19,939,990	30,276,771	24,043,255	5,242,299

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,159,952	$35,374,798	$31,497,077	$7,962,159

[Additional columns below]

[Continued from above table, first column(s) repeated]

Gartmore
Investor Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$2,025,927
Interest income from affiliates	753,637

Total Income	2,779,564

Expenses:
Investment advisory fees	123,689
Distribution fees Class A	7,832
Distribution fees Class B	24,431
Distribution fees Class C	88,405
Distribution fees Class R	4
Distribution fees Service Class	201,821
Administrative servicing fees Class A	666
Administrative servicing fees Class R	3
Administrative servicing fees Service Class	121,094
Registration and filing fees	61,021
Transfer agent fees	10,254
Other	24,851

Total expenses before reimbursed expenses	664,071
Expenses reimbursed	(14,685)

Total Expenses	649,386

Net Investment Income (Loss)	2,130,178

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	803,195
Realized gain distributions from underlying funds	34,014

Net realized gains (losses) on investment transactions	837,209
Net change in unrealized appreciation/depreciation on investments	1,062,558

Net realized/unrealized gains (losses) on investment transactions	1,899,767

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,029,945

See notes to financial statements.

2004 Annual Report 79

Core Series

Statements of Changes in Net Assets

	Gartmore Investor Destinations		Gartmore Investor Destinations
	Aggressive Fund		Moderately Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,219,962	$824,793	$5,098,027	$2,000,207
Net realized gains (losses) on investment transactions	1,034,228	(8,056,608)	1,530,754	(929,659)
Net change in unrealized appreciation/ depreciation on investments	18,905,762	28,620,671	28,746,017	30,849,799

Change in net assets resulting from operations	22,159,952	21,388,856	35,374,798	31,920,347

Distributions to Class A Shareholders from:
Net investment income	(139,877)	(13,611)	(336,949)	(51,195)
Distributions to Class B Shareholders from:
Net investment income	(22,875)	(2,317)	(91,228)	(13,675)
Distributions to Class C Shareholders from:
Net investment income	(128,175)	(12,926)	(461,825)	(42,335)
Distributions to Class R Shareholders from:
Net investment income	(94)	—	(124)	—
Distributions to Service Class Shareholders from:
Net investment income	(2,076,163)	(880,098)	(4,111,940)	(1,919,662)

Change in net assets from shareholder distributions	(2,367,184)	(908,952)	(5,002,066)	(2,026,867)

Change in net assets from capital transactions	190,827,750	66,976,637	328,725,614	125,752,923

Change in net assets	210,620,518	87,456,541	359,098,346	155,646,403
Net Assets:
Beginning of period	142,722,058	55,265,517	247,374,823	91,728,420

End of period	$353,342,576	$142,722,058	$606,473,169	$247,374,823

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Investor Destinations
	Moderate Fund
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$7,453,822	$3,378,085
Net realized gains (losses) on investment transactions	2,162,916	(1,364,787)
Net change in unrealized appreciation/ depreciation on investments	21,880,339	28,532,107

Change in net assets resulting from operations	31,497,077	30,545,405

Distributions to Class A Shareholders from:
Net investment income	(418,888)	(75,479)
Distributions to Class B Shareholders from:
Net investment income	(136,511)	(25,797)
Distributions to Class C Shareholders from:
Net investment income	(702,793)	(60,098)
Distributions to Class R Shareholders from:
Net investment income	(168)	—
Distributions to Service Class Shareholders from:
Net investment income	(5,748,426)	(3,226,920)

Change in net assets from shareholder distributions	(7,006,786)	(3,388,294)

Change in net assets from capital transactions	333,780,395	132,736,369

Change in net assets	358,270,686	159,893,480
Net Assets:
Beginning of period	285,620,616	125,727,136

End of period	$643,891,302	$285,620,616

See notes to financial statements.

80 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore Investor Destinations		Gartmore Investor Destinations
	Moderately Conservative Fund		Conservative Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,719,860	$1,351,399	$2,130,178	$1,263,587
Net realized gains (losses) on investment transactions	633,817	(765,707)	837,209	(263,126)
Net change in unrealized appreciation/ depreciation on investments	4,608,482	6,380,593	1,062,558	2,169,561

Change in net assets resulting from operations	7,962,159	6,966,285	4,029,945	3,170,022

Distributions to Class A Shareholders from:
Net investment income	(168,377)	(63,276)	(72,584)	(40,386)
Distributions to Class B Shareholders from:
Net investment income	(47,361)	(15,094)	(39,149)	(16,767)
Distributions to Class C Shareholders from:
Net investment income	(263,241)	(35,454)	(147,275)	(25,258)
Distributions to Class R Shareholders from:
Net investment income	(17)	—	(19)	—
Distributions to Service Class Shareholders from:
Net investment income	(2,042,335)	(1,228,985)	(1,696,250)	(1,183,948)

Change in net assets from shareholder distributions	(2,521,331)	(1,342,809)	(1,955,277)	(1,266,359)

Change in net assets from capital transactions	80,796,231	49,036,473	54,831,720	35,050,434

Change in net assets	86,237,059	54,659,949	56,906,388	36,954,097
Net Assets:
Beginning of period	92,656,107	37,996,158	66,483,894	29,529,797

End of period	$178,893,166	$92,656,107	$123,390,282	$66,483,894

See notes to financial statements.

2004 Annual Report 81

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Aggressive Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.02	(0.65)	(0.63)
Year Ended October 31, 2001	$9.37	0.09	(2.01)	(1.92)
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	(0.02)	(0.65)	(0.67)
Year Ended October 31, 2001	$9.33	0.04	(2.00)	(1.96)
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84
Class C Shares
Period Ended October 31, 2001 (f)	$8.44	(0.03)	(1.05)	(1.08)
Year Ended October 31, 2002	$7.36	—	(1.04)	(1.04)
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84
Class R Shares
Period Ended October 31, 2003 (g)	$7.45	—	0.29	0.29
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	(0.01)	(0.62)	(0.63)
Year Ended October 31, 2001	$9.37	0.10	(2.01)	(1.91)
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net			Net Asset
	Investment	Return of	Total	Value, End	Total
	Income	Capital	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	—	—	—	$9.37	(6.30%	) (h)
Year Ended October 31, 2001	(0.07)	(0.02)	(0.09)	$7.36	(20.53%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.36	(12.67%	)
Year Ended October 31, 2003	(0.08)	—	(0.08)	$7.81	24.34%
Year Ended October 31, 2004	(0.10)	—	(0.10)	$8.61	11.55%
Class B Shares
Period Ended October 31, 2000 (d) (e)	—	—	—	$9.33	(6.70%	) (h)
Year Ended October 31, 2001	(0.05)	(0.01)	(0.06)	$7.31	(21.12%	)
Year Ended October 31, 2002	(0.02)	—	(0.02)	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.05)	—	(0.05)	$7.74	23.42%
Year Ended October 31, 2004	(0.05)	—	(0.05)	$8.53	10.86%
Class C Shares
Period Ended October 31, 2001 (f)	—	—	—	$7.36	(12.80%	) (h)
Year Ended October 31, 2002	—	—	—	$6.32	(13.30%	)
Year Ended October 31, 2003	(0.06)	—	(0.06)	$7.73	23.41%
Year Ended October 31, 2004	(0.05)	—	(0.05)	$8.52	10.88%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	—	$7.74	3.89%	(h)
Year Ended October 31, 2004	(0.07)	—	(0.07)	$8.56	11.58%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	—	—	—	$9.37	(6.30%	) (h)
Year Ended October 31, 2001	(0.08)	(0.02)	(0.10)	$7.36	(20.55%	)
Year Ended October 31, 2002	(0.07)	—	(0.07)	$6.37	(12.64%	)
Year Ended October 31, 2003	(0.07)	—	(0.07)	$7.82	24.08%
Year Ended October 31, 2004	(0.09)	—	(0.09)	$8.63	11.50%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End	Expenses		(Loss)		Reimbursements)		Reimbursements)
	of Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$9	0.71%	(i)	0.34%	(i)	394.30%	(i)	(393.25%	) (i)	253.64%
Year Ended October 31, 2001	$7	0.71%		1.09%		3.71%		(1.91%	)	190.23%
Year Ended October 31, 2002	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$3,742	0.52%		1.04%		(j)		(j)		44.11%
Year Ended October 31, 2004	$19,737	0.47%		1.06%		(j)		(j)		2.12%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$9	1.31%	(i)	(0.28%	) (i)	393.40%	(i)	(392.37%	) (i)	253.64%
Year Ended October 31, 2001	$7	1.31%		0.50%		4.47%		(2.66%	)	190.23%
Year Ended October 31, 2002	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$1,557	1.25%		0.16%		(j)		(j)		44.11%
Year Ended October 31, 2004	$7,414	1.20%		0.35%		(j)		(j)		2.12%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.62%	) (i)	125.82%	(i)	(125.13%	) (i)	190.23%
Year Ended October 31, 2002	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$7,706	1.26%		0.22%		(j)		(j)		44.11%
Year Ended October 31, 2004	$43,668	1.20%		0.32%		(j)		(j)		2.12%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.82%	(i)	(0.46%	) (i)	0.92%	(i)	(0.56%	) (i)	44.11%
Year Ended October 31, 2004	$38	0.63%		0.93%	(j)	(j)		(j)		2.12%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$1,410	0.61%	(i)	(0.11%	) (i)	56.64%	(i)	(56.14%	) (i)	253.64%
Year Ended October 31, 2001	$26,663	0.61%		0.38%		1.62%		(0.63%	)	190.23%
Year Ended October 31, 2002	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	$282,486	0.59%		0.94%		0.60%		0.94%		2.12%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

82 Annual Report 2004

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions

			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from	Net		Net Asset
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.06	(0.47)	(0.41)	—	—	$9.59	(4.08%	) (h)
Year Ended October 31, 2001	$9.59	0.17	(1.71)	(1.54)	(0.13)	(0.13)	$7.92	(16.16%	)
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)	(0.11)	(0.11)	$7.04	(9.78%	)
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)	(0.11)	$8.35	20.42%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	(0.12)	$9.10	10.48%
Class B Shares
Period Ended October 31, 2000 (d)	$10.00	0.03	(0.47)	(0.44)	—	—	$9.56	(4.40%	) (h)
Year Ended October 31, 2001	$9.56	0.12	(1.71)	(1.59)	(0.09)	(0.09)	$7.88	(16.75%	)
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)	(0.07)	(0.07)	$6.99	(10.46%	)
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)	(0.08)	$8.26	19.43%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	(0.07)	$8.99	9.66%
Class C Shares
Period Ended October 31, 2001 (f)	$8.83	(0.04)	(0.88)	(0.92)	—	—	$7.91	(10.42%	) (h)
Year Ended October 31, 2002	$7.91	—	(0.91)	(0.91)	—	—	$7.00	(10.33%	)
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)	(0.09)	$8.27	19.64%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	(0.07)	$8.99	9.58%
Class R Shares
Period Ended October 31, 2003 (g)	$8.01	—	0.25	0.25	—	—	$8.26	3.12%	(h)
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	(0.10)	$9.01	10.27%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.07	(0.47)	(0.40)	(0.01)	(0.01)	$9.59	(4.04%	) (h)
Year Ended October 31, 2001	$9.59	0.15	(1.67)	(1.52)	(0.16)	(0.16)	$7.91	(16.05%	)
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)	(0.11)	(0.11)	$7.03	(9.88%	)
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	(0.10)	$8.34	20.26%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	(0.11)	$9.08	10.22%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
				Ratio of Net		Ratio of		Investment
				Investment		Expenses		Income (Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$10	0.71%	(i)	1.10%	(i)	396.10%	(i)	(394.29%	) (i)	270.89%
Year Ended October 31, 2001	$8	0.71%		1.44%		3.28%		(1.13%	)	226.13%
Year Ended October 31, 2002	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$9,729	0.48%		1.42%		(j)		(j)		8.08%
Year Ended October 31, 2004	$35,416	0.47%		1.37%		0.47%		1.37%		2.74%
Class B Shares
Period Ended October 31, 2000 (d)	$10	1.31%	(i)	0.49%	(i)	397.48%	(i)	(395.68%	) (i)	270.89%
Year Ended October 31, 2001	$8	1.31%		1.32%		4.04%		(1.41%	)	226.13%
Year Ended October 31, 2002	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$5,740	1.22%		0.63%		(j)		(j)		8.08%
Year Ended October 31, 2004	$19,546	1.19%		0.67%		1.19%		0.67%		2.74%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.68%	) (i)	124.67%	(i)	(124.04%	) (i)	226.13%
Year Ended October 31, 2002	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$17,804	1.22%		0.64%		(j)		(j)		8.08%
Year Ended October 31, 2004	$99,211	1.19%		0.66%		1.19%		0.66%		2.74%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.75%	(i)	(0.04%	) (i)	0.85%	(i)	(0.14%	) (i)	8.08%
Year Ended October 31, 2004	$63	0.62%		1.19%		(j)		(j)		2.74%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$998	0.61%	(i)	1.23%	(i)	66.76%	(i)	(64.92%	) (i)	270.89%
Year Ended October 31, 2001	$36,670	0.61%		1.15%		1.44%		0.32%		226.13%
Year Ended October 31, 2002	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$214,101	0.61%		1.36%		(j)		(j)		8.08%
Year Ended October 31, 2004	$452,237	0.59%		1.26%		0.59%		1.26%		2.74%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Annual Report 83

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Moderate Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.11	(0.23)	(0.12)
Year Ended October 31, 2001 (e)	$9.81	0.22	(1.23)	(1.01)
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.08	(0.24)	(0.16)
Year Ended October 31, 2001	$9.81	0.19	(1.25)	(1.06)
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69
Class C Shares
Period Ended October 31, 2001 (f)	$9.32	(0.04)	(0.62)	(0.66)
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68
Class R Shares
Period Ended October 31, 2003 (g)	$8.77	0.01	0.18	0.19
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.11	(0.22)	(0.11)
Year Ended October 31, 2001	$9.82	0.19	(1.19)	(1.00)
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.07)	(0.07)	$9.81	(1.21%	) (h)
Year Ended October 31, 2001 (e)	(0.16)	(0.16)	$8.64	(10.41%	)
Year Ended October 31, 2002	(0.18)	(0.18)	$7.94	(6.12%	)
Year Ended October 31, 2003	(0.16)	(0.16)	$9.01	15.75%
Year Ended October 31, 2004	(0.16)	(0.16)	$9.60	8.36%
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.03)	(0.03)	$9.81	(1.61%	) (h)
Year Ended October 31, 2001	(0.11)	(0.11)	$8.64	(10.84%	)
Year Ended October 31, 2002	(0.12)	(0.12)	$7.92	(6.96%	)
Year Ended October 31, 2003	(0.13)	(0.13)	$8.96	14.89%
Year Ended October 31, 2004	(0.10)	(0.10)	$9.55	7.72%
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$8.66	(7.08%	) (h)
Year Ended October 31, 2002	(0.05)	(0.05)	$7.90	(7.13%	)
Year Ended October 31, 2003	(0.13)	(0.13)	$8.94	14.98%
Year Ended October 31, 2004	(0.10)	(0.10)	$9.52	7.67%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$8.96	2.17%	(h)
Year Ended October 31, 2004	(0.13)	(0.13)	$9.56	8.19%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.07)	(0.07)	$9.82	(1.10%	) (h)
Year Ended October 31, 2001	(0.19)	(0.19)	$8.63	(10.26%	)
Year Ended October 31, 2002	(0.17)	(0.17)	$7.92	(6.35%	)
Year Ended October 31, 2003	(0.15)	(0.15)	$8.99	15.59%
Year Ended October 31, 2004	(0.15)	(0.15)	$9.59	8.34%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	1.97%	(i)	392.91%	(i)	(390.23%	) (i)	366.93%
Year Ended October 31, 2001 (e)	$9	0.71%		2.40%		2.39%		0.72%		258.23%
Year Ended October 31, 2002	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$9,972	0.47%		1.88%		(j)		(j)		13.50%
Year Ended October 31, 2004	$35,157	0.47%		1.78%		0.47%		1.78%		5.64%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	1.35%	(i)	393.51%	(i)	(390.85%	) (i)	366.93%
Year Ended October 31, 2001	$9	1.31%		2.11%		4.08%		(0.66%	)	258.23%
Year Ended October 31, 2002	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$6,229	1.21%		1.09%		(j)		(j)		13.50%
Year Ended October 31, 2004	$19,504	1.19%		1.07%		1.19%		1.07%		5.64%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.67%	) (i)	123.09%	(i)	(122.45%	) (i)	258.23%
Year Ended October 31, 2002	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$21,995	1.22%		0.98%		(j)		(j)		13.50%
Year Ended October 31, 2004	$102,058	1.19%		1.07%		1.19%		1.07%		5.64%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.74%	(i)	0.68%	(i)	0.84%	(i)	0.58%	(i)	13.50%
Year Ended October 31, 2004	$42	0.62%		1.79%		(j)		(j)		5.64%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$871	0.61%	(i)	2.04%	(i)	114.83%	(i)	(112.80%	) (i)	366.93%
Year Ended October 31, 2001	$58,228	0.61%		2.06%		0.97%		1.70%		258.23%
Year Ended October 31, 2002	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$247,424	0.60%		1.82%		(j)		(j)		13.50%
Year Ended October 31, 2004	$487,130	0.59%		1.66%		0.59%		1.66%		5.64%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

84 Annual Report 2004

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.18	(0.17)	0.01
Year Ended October 31, 2001 (e)	$9.89	0.35	(0.75)	(0.40)
Year Ended October 31, 2002 (e)	$9.19	0.26	(0.49)	(0.23)
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.14	(0.17)	(0.03)
Year Ended October 31, 2001	$9.89	0.29	(0.75)	(0.46)
Year Ended October 31, 2002 (e)	$9.20	0.20	(0.49)	(0.29)
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56
Class C Shares
Period Ended October 31, 2001 (f)	$9.64	(0.04)	(0.38)	(0.42)
Year Ended October 31, 2002	$9.22	—	(0.44)	(0.44)
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56
Class R Shares
Period Ended October 31, 2003 (g)	$9.33	0.01	0.11	0.12
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.16	(0.14)	0.02
Year Ended October 31, 2001	$9.90	0.31	(0.70)	(0.39)
Year Ended October 31, 2002 (e)	$9.20	0.26	(0.50)	(0.24)
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.89	0.10%	(h)
Year Ended October 31, 2001 (e)	(0.30)	(0.30)	$9.19	(4.06%	)
Year Ended October 31, 2002 (e)	(0.25)	(0.25)	$8.71	(2.60%	)
Year Ended October 31, 2003	(0.22)	(0.22)	$9.44	11.02%
Year Ended October 31, 2004	(0.19)	(0.19)	$9.88	6.71%
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.08)	(0.08)	$9.89	(0.26%	) (h)
Year Ended October 31, 2001	(0.23)	(0.23)	$9.20	(4.67%	)
Year Ended October 31, 2002 (e)	(0.19)	(0.19)	$8.72	(3.22%	)
Year Ended October 31, 2003	(0.17)	(0.17)	$9.44	10.37%
Year Ended October 31, 2004	(0.12)	(0.12)	$9.88	5.99%
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$9.22	(4.36%	) (h)
Year Ended October 31, 2002	(0.06)	(0.06)	$8.72	(3.14%	)
Year Ended October 31, 2003	(0.18)	(0.18)	$9.42	10.26%
Year Ended October 31, 2004	(0.13)	(0.13)	$9.85	5.99%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$9.45	1.29%	(h)
Year Ended October 31, 2004	(0.16)	(0.16)	$9.91	6.55%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.90	0.18%	(h)
Year Ended October 31, 2001	(0.31)	(0.31)	$9.20	(3.99%	)
Year Ended October 31, 2002 (e)	(0.24)	(0.24)	$8.72	(2.70%	)
Year Ended October 31, 2003	(0.20)	(0.20)	$9.47	11.09%
Year Ended October 31, 2004	(0.18)	(0.18)	$9.91	6.59%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	3.02%	(i)	438.49%	(i)	(434.76%	) (i)	425.17%
Year Ended October 31, 2001 (e)	$10	0.71%		3.66%		3.81%		0.56%		235.84%
Year Ended October 31, 2002 (e)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$4,482	0.53%		2.34%		(j)		(j)		19.93%
Year Ended October 31, 2004	$11,157	0.52%		2.12%		0.52%		2.12%		6.66%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	2.44%	(i)	439.61%	(i)	(435.86%	) (i)	425.17%
Year Ended October 31, 2001	$10	1.31%		3.14%		4.52%		(0.07%	)	235.84%
Year Ended October 31, 2002 (e)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$2,453	1.28%		1.52%		(j)		(j)		19.93%
Year Ended October 31, 2004	$4,606	1.21%		1.41%		(j)		(j)		6.66%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.79%	) (i)	122.29%	(i)	(121.77%	) (i)	235.84%
Year Ended October 31, 2002	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$7,530	1.29%		1.45%		(j)		(j)		19.93%
Year Ended October 31, 2004	$26,760	1.22%		1.42%		(j)		(j)		6.66%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.81%	(i)	1.34%	(i)	0.91%	(i)	1.24%	(i)	19.93%
Year Ended October 31, 2004	$1	0.60%		2.01%		(j)		(j)		6.66%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$2,231	0.61%	(i)	2.85%	(i)	32.84%	(i)	(29.38%	) (i)	425.17%
Year Ended October 31, 2001	$14,772	0.61%		3.34%		2.50%		1.45%		235.84%
Year Ended October 31, 2002 (e)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Year Ended October 31, 2004	$136,368	0.61%		2.01%		0.61%		2.01%		6.66%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2004 Annual Report 85

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Investor Destinations Conservative Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized	Total
	Value,	Investment	Gains	from
	Beginning	Income	(Losses) on	Investment
	of Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.23	(0.08)	0.15
Year Ended October 31, 2001	$9.99	0.45	(0.28)	0.17
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.19	(0.08)	0.11
Year Ended October 31, 2001	$9.99	0.38	(0.28)	0.10
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40
Class C Shares
Period Ended October 31, 2001 (f)	$9.97	(0.05)	(0.13)	(0.18)
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40
Class R Shares
Period Ended October 31, 2003 (g)	$9.83	0.02	0.02	0.04
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$10.00	0.24	(0.09)	0.15
Year Ended October 31, 2001	$10.00	0.41	(0.24)	0.17
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d) (e)	(0.16)	(0.16)	$9.99	1.49%	(h)
Year Ended October 31, 2001	(0.38)	(0.38)	$9.78	1.71%
Year Ended October 31, 2002	(0.31)	(0.31)	$9.51	0.45%
Year Ended October 31, 2003	(0.28)	(0.28)	$9.88	6.89%
Year Ended October 31, 2004	(0.22)	(0.22)	$10.13	4.84%
Class B Shares
Period Ended October 31, 2000 (d) (e)	(0.12)	(0.12)	$9.99	1.12%	(h)
Year Ended October 31, 2001	(0.30)	(0.30)	$9.79	1.04%
Year Ended October 31, 2002	(0.25)	(0.25)	$9.53	(0.15%	)
Year Ended October 31, 2003	(0.23)	(0.23)	$9.87	6.05%
Year Ended October 31, 2004	(0.15)	(0.15)	$10.12	4.12%
Class C Shares
Period Ended October 31, 2001 (f)	—	—	$9.79	(1.81%	) (h)
Year Ended October 31, 2002	(0.26)	(0.26)	$9.51	(0.21%	)
Year Ended October 31, 2003	(0.23)	(0.23)	$9.85	6.03%
Year Ended October 31, 2004	(0.16)	(0.16)	$10.09	4.10%
Class R Shares
Period Ended October 31, 2003 (g)	—	—	$9.87	0.41%	(h)
Year Ended October 31, 2004	(0.18)	(0.18)	$10.15	4.73%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	(0.15)	(0.15)	$10.00	1.57%	(h)
Year Ended October 31, 2001	(0.38)	(0.38)	$9.79	1.75%
Year Ended October 31, 2002	(0.31)	(0.31)	$9.53	0.48%
Year Ended October 31, 2003	(0.27)	(0.27)	$9.90	6.76%
Year Ended October 31, 2004	(0.21)	(0.21)	$10.15	4.69%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
								Investment
				Ratio of Net		Ratio of		Income
				Investment		Expenses		(Loss)
	Net Assets	Ratio of		Income		(Prior to		(Prior to
	at End of	Expenses		(Loss)		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d) (e)	$10	0.71%	(i)	3.86%	(i)	441.97%	(i)	(437.40%	) (i)	449.16%
Year Ended October 31, 2001	$10	0.71%		4.45%		6.91%		(1.75%	)	176.59%
Year Ended October 31, 2002	$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$1,798	0.53%		2.83%		(j)		(j)		32.93%
Year Ended October 31, 2004	$5,008	0.50%		2.43%		0.51%		2.43%		11.67%
Class B Shares
Period Ended October 31, 2000 (d) (e)	$10	1.31%	(i)	3.26%	(i)	443.13%	(i)	(438.56%	) (i)	449.16%
Year Ended October 31, 2001	$10	1.31%		3.82%		7.70%		(2.57%	)	176.59%
Year Ended October 31, 2002	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$1,622	1.29%		1.96%		(j)		(j)		32.93%
Year Ended October 31, 2004	$3,437	1.23%		1.70%		(j)		(j)		11.67%
Class C Shares
Period Ended October 31, 2001 (f)	$—	1.31%	(i)	(0.90%	) (i)	121.18%	(i)	(120.77%	) (i)	176.59%
Year Ended October 31, 2002	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$3,592	1.29%		1.95%		(j)		(j)		32.93%
Year Ended October 31, 2004	$13,683	1.24%		1.69%		(j)		(j)		11.67%
Class R Shares
Period Ended October 31, 2003 (g)	$1	0.84%	(i)	2.03%	(i)	0.94%	(i)	1.93%	(i)	32.93%
Year Ended October 31, 2004	$1	0.62%		2.30%		(j)		(j)		11.67%
Service Class Shares
Period Ended October 31, 2000 (d) (e)	$492	0.61%	(i)	4.32%	(i)	154.74%	(i)	(149.81%	) (i)	449.16%
Year Ended October 31, 2001	$11,459	0.61%		4.17%		2.58%		2.20%		176.59%
Year Ended October 31, 2002	$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Year Ended October 31, 2004	$101,261	0.61%		2.31%		0.63%		2.29%		11.67%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

86 Annual Report 2004

Core Series

Gartmore Bond Fund

For the annual period ended Oct. 31, 2004, the Gartmore Bond Fund returned 5.37% (Class A at NAV) versus 5.59% for its benchmark, the Lehman Brothers Government/ Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt A Rated Funds was 5.18%.

The Federal Reserve began to raise the federal funds rate in 2004. Throughout the reporting period, the Fed raised rates from 1.00% to 1.75%. The Treasury market has seen volatility in 2004, much of it caused by the unpredictable monthly nonfarm payroll employment numbers. The financial markets have been using employment as a barometer for the strength of the economy.

Long treasury bonds and corporate bonds aided the Fund’s annual performance and short corporate bonds detracted from the Fund’s annual performance. We reduced intermediate exposure because we expected a flattening yield curve, which aided the Fund’s performance. The reason for this move is that as the Treasury yield curve—which illustrates the relationship between and for a set of similar—flattens, intermediate bonds underperform. Corporate spreads—the interest-rate differential of various corporate bonds of differing maturities—continued to tighten during the period. The contraction of corporate bond spreads, which causes prices to rise, helped performance due to the Fund’s overweight in corporate bonds relative to the benchmark.

As opportunities arise, the Fund will continue to reduce its holdings in the intermediate part of the Treasury yield curve in anticipation of additional yield curve flattening. The Fund will remain adequately diversified to mitigate exposure to credit-specific risk. While the Fed continues to raise rates, we will seek to keep the duration of the Fund shorter than that of the benchmark.

Portfolio Managers: Gary Davis and Mabel Brown

Class A: NBDAX
Class B: GBDBX
Class C: GBDCX
Class D: MUIBX
Class R: GBDRX
Class X: GBXDX
Class Y: GBDYX
Institutional Class: GBDIX

2004 Annual Report 87

Core Series

Gartmore Bond Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		year	years	years

Class A1	without sales charge[2]	5.37%	7.03%	7.51%
	with sales charge[3]	0.39%	6.00%	6.99%

Class B4	without sales charge[2]	4.66%	6.37%	7.09%
	with sales charge[5]	-0.34%	6.05%	7.09%

Class C6	without sales charge[2]	4.63%	6.51%	7.30%
	with sales charge[7]	3.63%	6.51%	7.30%

Class D8	without sales charge[2]	5.75%	7.26%	7.68%
	with sales charge[9]	0.95%	6.28%	7.19%

Class R [1,10]		5.06%	7.11%	7.61%

Class X1	without sales charge[2]	4.82%	6.41%	7.11%
	with sales charge[5]	-0.18%	6.09%	7.11%

Class Y1	without sales charge[2]	4.81%	6.55%	7.32%
	with sales charge[7]	3.81%	6.55%	7.32%

Institutional Class[1,10]		5.66%	7.25%	7.67%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class D (A 4.50% front-end
	sales charge was deducted.)	LBG/CBI	CPI

Oct 31, 94	9549	10000	10000
Oct 31, 95	11497	11615.8	10280.9
Oct 31, 96	12078	12242.3	10588.6
Oct 31, 97	13083	13320.5	10809.4
Oct 31, 98	14275	14688.9	10969.9
Oct 31, 99	14098	14591.5	11250.8
Oct 31, 00	14516	15629.2	11638.8
Oct 31, 01	16872	18023.9	11886.3
Oct 31, 02	17560	19010.7	12127.1
Oct 31, 03	18931	20185	12374.6
Oct 31, 04	20019	21312.8	12719.1
Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/ Credit Bond Index (LBG/ CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI— an unmanaged index of government and corporate bonds— gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

88 Annual Report 2004

Gartmore Bond Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000.00 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000.00 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid		Annualized
Bond Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,038	$5.38		1.05%
	Hypothetical	[1]	$1,000	$1,020	$5.34		1.05%

Class B	Actual		$1,000	$1,034	$8.85		1.73%
	Hypothetical	[1]	$1,000	$1,016	$8.81		1.73%

Class C	Actual		$1,000	$1,034	$8.79		1.72%
	Hypothetical	[1]	$1,000	$1,016	$8.76		1.72%

Class D	Actual		$1,000	$1,040	$4.00		0.78%
	Hypothetical	[1]	$1,000	$1,021	$3.97		0.78%

Class R	Actual		$1,000	$1,037	$6.61		1.29%
	Hypothetical	[1]	$1,000	$1,019	$6.57		1.29%

Class X	Actual		$1,000	$1,035	$8.08		1.58%
	Hypothetical	[1]	$1,000	$1,017	$8.04		1.58%

Class Y	Actual		$1,000	$1,035	$8.08		1.58%
	Hypothetical	[1]	$1,000	$1,017	$8.04		1.58%

Institutional Class (a)	Actual		$1,000	$1,084	$2.58	(b)	0.73%
	Hypothetical	[1]	$1,000	$1,013	$2.49	(b)	0.73%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 89

Gartmore Bond Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Corporate Bonds	48.4%
U.S. Government Sponsored and Agency Obligations	22.3%
Commercial Paper	14.6%
Commercial Mortgage Backed Securities	7.0%
Asset Backed Securities	4.1%
Taxable Municipal Bonds	1.3%
Principal Only Bond	0.9%
Other Investments*	9.7%
Liabilities in excess of Other Assets**	-8.3%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

U.S. Treasury Bonds	9.6%
Federal National Mortgage Association	9.0%
Financial/Miscellaneous	8.2%
Commercial Services	7.0%
Federal Home Loan Mortgage Corporation	3.4%
Utilities	3.3%
Medical Equipment & Supplies	3.3%
Natural Gas	3.3%
Paper & Forest Products	2.7%
Motor Vehicle Parts & Accessories	2.5%
Other Industries	47.7%

100.0%

Top Holdings

U.S. Treasury Bonds, 5.50%, 08/15/28	7.0%
Federal Home Loan Mortgage Corporation, 3.50%, 07/01/18	3.4%
Allstate Corp.	3.2%
Household Finance Corp.	3.2%
KBC Financial Products International, Ltd.	3.2%
FCAR Owner Trust I	3.1%
Federal National Mortgage Association, 7.30%, 05/25/10	2.7%
Sysco Corp.	2.0%
Willamette Industries, Inc.	1.8%
Merrill Lynch Mortgage Investors, Inc.	1.8%
Other Holdings	68.6%

100.0%

90 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Bond Fund

Asset Backed Securities (4.1%)

	Shares or
	Principal Amount	Value

Chase Funding Mortgage Loan, 6.24%, 01/25/13	$1,500,000	$1,574,102
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	1,566,000	1,595,571
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,048,401
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	993,393

Total Asset Backed Securities		5,211,467

Commercial Mortgage Backed Securities (7.0%)
Commercial Services (7.0%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34 (b)	1,000,000	1,122,901
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2,000,000	2,225,159
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2,000,000	2,224,690
Merrill Lynch Mortgage Investors, Inc., 7.56%, 09/15/09	2,000,000	2,248,839
Nomura Asset Securities Corp., 6.69%, 03/17/28	1,000,000	1,146,836

Total Commercial Mortgage Backed Securities		8,968,425

Corporate Bonds (48.4%)
Air Freight/Couriers (0.9%)
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,105,160

Airlines (1.7%)
America West Airlines, Series A, 6.85%, 07/02/09	407,395	409,693
United Air Lines, Inc., 6.60%, 09/01/13	2,000,000	1,726,999

		2,136,692

Auto-Cars/Light Trucks (0.9%)
Daimlerchrysler, Inc., 7.30%, 01/15/12	1,000,000	1,145,453

Banks (1.6%)
Mercantile Safe Deposit & Trust, 5.70%, 11/15/11	1,000,000	1,084,150
Rabobank Cap III, 5.25%, 10/29/49	1,000,000	1,011,215

		2,095,365

Beverages - Non-Alcoholic (1.0%)
Coca-Cola Enterprises, 8.50%, 02/01/22	1,000,000	1,329,962

Construction & Building Materials (1.3%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	651,210
Masco Corp., 6.75%, 03/15/06	1,000,000	1,054,773

		1,705,983

Containers (0.8%)
Bemis Co., Inc., 6.70%, 07/01/05	1,000,000	1,025,707

Electronics (0.8%)
Texas Instruments, Inc., 6.13%, 02/01/06	1,000,000	1,039,442

Financial/Miscellaneous (8.2%)
Block Financial Corp., 8.50%, 04/15/07	1,000,000	1,119,053
Countrywide Financial, 3.50%, 12/19/05	1,000,000	1,007,017
Deere & Co., 5.88%, 04/06/06	1,000,000	1,042,930
Ford Motor Credit Co., 7.38%, 02/01/11	1,000,000	1,084,795
General Motors Acceptance Corp., 6.88%, 09/15/11	1,000,000	1,040,985
Household Finance Co., 6.75%, 05/15/11	1,000,000	1,131,145
International Lease Finance Corp., 5.75%, 10/15/06	1,000,000	1,054,423
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05	1,000,000	1,046,039
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,848,066

		10,374,453

2004 Annual Report 91

Statement of Investments (Continued)
October 31, 2004

Gartmore Bond Fund (Continued)

Core Series

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Food & Related (2.2%)
McCormick & Co., Inc., 6.40%, 02/01/06	$1,000,000	$1,047,826
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,782,134

		2,829,960

Healthcare (1.6%)
Cardinal Health, Inc., 6.75%, 02/15/11	1,000,000	1,091,948
McKesson HBOC, Inc., 6.30%, 03/01/05	1,000,000	1,009,241

		2,101,189

Home Furnishings (0.8%)
Leggett & Platt, Inc., 7.65%, 02/15/05	1,000,000	1,012,862

Hotels & Casinos (1.8%)
Harrah’s Operating Co., Inc., 7.88%, 12/15/05	1,200,000	1,260,000
MGM Mirage, Inc., 6.95%, 02/01/05	1,000,000	1,010,000

		2,270,000

Hotels/Motels (0.9%)
Marriott International, Inc., 7.00%, 01/15/08	1,000,000	1,092,965

Insurance (1.0%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,283,829

Machinery & Capital Goods (1.8%)
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,226,753
Precision Castparts Corp., 8.75%, 03/15/05	1,000,000	1,021,158

		2,247,911

Medical Equipment & Supplies (3.3%)
Bard (C.R.) Inc., 6.70%, 12/01/26	1,000,000	1,104,101
Becton, Dickinson & Co., 8.70%, 01/15/25	2,000,000	2,100,264
Guidant Corp., 6.15%, 02/15/06	1,000,000	1,039,095

		4,243,460

Motor Vehicle Parts & Accessories (2.5%)
Eaton Corp., 8.88%, 06/15/19	1,500,000	2,035,047
Pennzoil-Quaker State, 10.00%, 11/01/08	1,000,000	1,117,068

		3,152,115

Natural Gas (3.3%)
Columbia Energy Group, 6.80%, 11/28/05	2,000,000	2,081,608
ONEOK, Inc., 7.75%, 08/15/06	1,000,000	1,078,403
PG&E Gas Transmission, 7.10%, 06/01/05	1,000,000	1,023,750

		4,183,761

Nuclear Energy (0.8%)
USEC, Inc., 6.63%, 01/20/06	1,000,000	1,010,000

Office Furniture (0.9%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,131,013

Oil & Gas (2.1%)
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,661,420
Sempra Energy, 6.95%, 12/01/05	1,000,000	1,042,562

		2,703,982

Paper & Forest Products (2.7%)
Temple-Inland, Inc., 7.88%, 05/01/12	1,000,000	1,193,252
Willamette Industries, Inc., 7.35%, 07/01/26	2,000,000	2,296,150

		3,489,402

Telecommunications (1.2%)
US West Communications, Inc., 6.88%, 09/15/33	1,750,000	1,505,000

Textile Apparel Manufacturers (1.0%)
V.F. Corp., 8.50%, 10/01/10	1,000,000	1,221,487

92 Annual Report 2004

Corporate Bonds (continued)

	Shares or
	Principal Amount	Value

Utilities (3.3%)
Baltimore Gas & Electric, 7.50%, 01/15/07	$1,200,000	$1,309,790
Interstate P&L Co., 7.25%, 10/01/06	1,000,000	1,075,543
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	772,446
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,092,260

		4,250,039

Total Corporate Bonds		61,687,192

Taxable Municipal Bonds (1.3%)
Louisiana (0.5%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	673,257	655,456

South Carolina (0.8%)
Piedmont Municipal Power Agency, 2.65%, 01/01/05	1,000,000	999,350

Total Taxable Municipal Bonds		1,654,806

Principal Only Bond (0.9%)
U.S. Treasury Strips (0.9%)
4.98%, 8/15/20	2,500,000	1,151,625

Total Principal Only Bonds		1,151,625

U.S. Government Sponsored and Agency Obligations (22.3%)
Federal Home Loan Mortgage Corporation (3.4%)
3.50%, 07/01/18, Gold Pool E01443	4,552,372	4,340,300

Federal National Mortgage Association (9.0%)
7.13%, 09/01/07, Pool #323286	1,693,475	1,757,146
7.30%, 05/25/10, Series 00-T5	3,000,000	3,478,071
6.62%, 06/01/16, Pool #383661	1,926,250	2,212,699
5.00%, 04/01/19, Pool #386905	994,446	1,018,034
6.85%, 05/17/20, Series 97-M6	928,506	993,596
5.50%, 05/25/23, Series 03-33	2,000,000	2,061,211

		11,520,757

Sovereign Agency (0.3%)
AID-Israel, 5.42%, 05/15/24	1,000,000	352,392

U.S. Treasury Bonds (9.6%)
8.13%, 08/15/19	1,500,000	2,071,758
5.50%, 08/15/28	8,250,000	8,984,762
5.38%, 02/15/31	1,100,000	1,194,746

		12,251,266

Total U.S. Government Sponsored and Agency Obligations		28,464,715

Commercial Paper (14.6%)
Allstate Corp., 1.85%, 11/01/04	4,000,000	4,000,000
FCAR Owner Trust I, 1.78%, 11/15/04	4,000,000	3,997,231
Household Finance Corp., 1.85%, 11/01/04	4,000,000	4,000,000
KBC Financial Products International, Ltd., 1.85%, 11/01/04	4,000,000	4,000,000
Sysco Corp., 1.85%, 11/01/04	2,594,000	2,594,000

Total Commercial Paper		18,591,231

Short-Term Securities Held as Collateral for Securities Lending (9.7%)
Pool of short-term securities for Gartmore
Mutual Funds — footnote 3
(Securities Lending)	12,429,790	12,429,790

Total Short-Term Securities Held as Collateral for Securities Lending		12,429,790

Total Investments (Cost $131,098,913) (a) — 108.3%		138,159,251
Other liabilities in excess of assets — (8.3%)		(10,619,251)

NET ASSETS — 100.0%		$127,540,000

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Represents non-income producing securities.

See notes to financial statements.

2004 Annual Report 93

Core Series

Gartmore Government Bond Fund

For the annual period ended Oct. 31, 2004, the Gartmore Government Bond Fund returned 3.68% (Class A at NAV) versus 4.75% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds was 3.36%.

The period was marked by two distinct trends. During the first half of the period, interest rates rose as the Federal Reserve announced its intention to begin raising the federal funds rate. The latter half of the period saw interest rates falling on the five- to 30-year area of the Treasury yield curve—which illustrates the relationship between yields and maturity dates for a set of similar bonds—and rising on the one- to three-year portion, which is known as “bullish flattening,” as market participants realized the distinction between the Federal Reserve’s normalizing rates and aggressively tightening these rates. In addition, the economy began slowing from its earlier fast pace, affecting employment.

During the reporting period, mortgage-backed securities (MBS) were the best-performing sector, followed by U.S. Agency notes and U.S. Treasuries. Given the low interest-rate environment, fixed-income investors searched for yield, and MBS were the main beneficiary as their attractive spread over Treasuries enticed buyers. Agency notes performed well, but spreads widened many times throughout the period and created several opportunities to trade in and out. Treasury inflation-protected securities were the star performer in the Treasury space, and the longer the maturity of the Treasury, the better the performance.

The performance of the Fund versus the Index was hurt because the Fund’s portfolio duration was kept shorter than that of the Index during the period but was longer than that of the Fund’s peer group. Interest rates also were held lower than expected by Asian central banks. In doing so, the banks were attempting to keep the value of their currency low, to enable continued sales to American consumers. The banks would sell their currency, buy U.S. dollars and use the U.S. dollars to buy Treasury and Agency securities. Despite this massive intervention, the U.S. dollar continued to fall in value during the period.

The Fund currently is positioned for interest rates that are somewhat stable to rising. The average maturity of the Fund is shorter than that of the Index. The Fund’s emphasis is on MBS and Agency notes; the additional yield of MBS and Agency notes should help offset a modest rise in interest rates. The Fund also is beginning to build a position in Treasury inflation-protected securities (TIPS) to offset the possibility of the U.S. dollar’s value moving sharply lower.

Portfolio Manager: Gary Hunt

Class A: NUSAX
Class B: GGBBX
Class C: GGBCX
Class D: NAUGX
Class R: GGBRX
Class X: GGXYX
Class Y: GGVYX
Institutional Class: GGBIX

94 Annual Report 2004

Gartmore Government Bond Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		Year	Years	Years

Class A1	without sales charge [2]	3.68%	6.91%	6.44%
	with sales charge[3]	-1.26%	5.88%	6.03%

Class B4	without sales charge [2]	3.04%	6.30%	6.12%
	with sales charge[5]	-1.85%	5.99%	6.12%

Class C6	without sales charge [2]	3.03%	6.43%	6.28%
	with sales charge[7]	2.06%	6.43%	6.28%

Class D8	without sales charge [2]	3.87%	7.17%	6.57%
	with sales charge[9]	-0.80%	6.18%	6.18%

Class R [1,10]		3.41%	7.07%	6.53%

Class X1	without sales charge [2]	3.10%	6.32%	6.13%
	with sales charge[5]	-1.78%	6.00%	6.13%

Class Y1	without sales charge [2]	3.10%	6.45%	6.28%
	with sales charge[7]	2.13%	6.45%	6.28%

Institutional Class[1,10]		4.00%	7.20%	6.58%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01),Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 4.75% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class D (A 4.50% front-end
	sales charge was deducted.)	MLGMI	CPI

Oct 31, 94	9554	10000	10000
Oct 31, 95	11128	11541.1	10280.9
Oct 31, 96	11716	12123.6	10588.6
Oct 31, 97	12754	13175.2	10809.4
Oct 31, 98	13906	14668.6	10969.9
Oct 31, 99	13777	14492.9	11250.8
Oct 31, 00	14842	15652.1	11638.8
Oct 31, 01	17131	17991.3	11886.3
Oct 31, 02	18264	19129.1	12127.1
Oct 31, 03	18751	19681.3	12374.6
Oct 31, 04	19477	20616.4	12719.1
Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 95

Gartmore Government Bond Fund

Core Series

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Accrual Value	Accrual Value	Expense Paid		Annualized
Government Bond Fund			5/1/04	10/31/04	During Period*		Expense Ratio

Class A	Actual		$1,000	$1,034	$5.52		1.08%
	Hypothetical	[1]	$1,000	$1,020	$5.50		1.08%

Class B	Actual		$1,000	$1,030	$8.63		1.69%
	Hypothetical	[1]	$1,000	$1,017	$8.60		1.69%

Class C	Actual		$1,000	$1,030	$8.63		1.69%
	Hypothetical	[1]	$1,000	$1,017	$8.60		1.69%

Class D	Actual		$1,000	$1,034	$4.04		0.79%
	Hypothetical	[1]	$1,000	$1,021	$4.02		0.79%

Class R	Actual		$1,000	$1,033	$6.54		1.28%
	Hypothetical	[1]	$1,000	$1,019	$6.52		1.28%

Class X	Actual		$1,000	$1,031	$7.86		1.54%
	Hypothetical	[1]	$1,000	$1,017	$7.84		1.54%

Class Y	Actual		$1,000	$1,031	$7.86		1.54%
	Hypothetical	[1]	$1,000	$1,017	$7.84		1.54%

Institutional Class (a)	Actual		$1,000	$1,040	$2.38	(b)	0.69%
	Hypothetical	[1]	$1,000	$1,013	$2.36	(b)	0.69%

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 124/366 (to reflect the period).

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

1     Represents the hypothetical 5% annual return before expenses.

96 Annual Report 2004

Gartmore Government Bond Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

U.S. Government Sponsored and Agency
Obligations	95.7%
Repurchase Agreements	2.1%
Other Assets in excess of Liabilities	2.2%

100.0%

Top Industries

Federal National Mortgage Association	54.7%
Federal Home Loan Mortgage
Corporation	22.0%
U.S. Treasury Bonds	7.8%
Federal Farm Credit Bank	4.4%
U.S. Treasury Inflation Protected Bonds	3.4%
Sovereign Agency	1.8%
Federal Home Loan Bank	1.5%
Other Industries	4.4%

100.0%

Top Holdings

Federal National Mortgage Association, 2.75%, 08/17/07	5.5%
Federal National Mortgage Association, 3.00%, 02/23/07	5.5%
Federal Home Loan Mortgage Corporation, 2.76%, 05/19/06, Series MTN	5.5%
Federal National Mortgage Association, 2.80%, 11/17/06	5.5%
Federal Home Loan Mortgage Corporation, 2.60%, 05/10/06, Series MTN	5.5%
Federal National Mortgage Association, 4.50%, 08/25/31, REMIC, Series 04-29-HB	4.5%
Federal National Mortgage Association, 3.50%, 11/25/32, REMIC, Series 03-66-AP	4.4%
U.S. Treasury Bonds, 9.00%, 11/15/18	4.0%
Federal National Mortgage Association, 3.55%, 01/12/07	3.9%
U.S. Treasury Bonds, 6.00%, 02/15/26	3.8%
Other Holdings	51.9%

100.0%

2004 Annual Report 97

Core Series

Statement of Investments
October 31, 2004

Gartmore Government Bond Fund

U.S. Government Sponsored and Agency Obligations (95.7%)

	Principal
	Amount	Value

Federal Farm Credit Bank (4.4%)
6.90%, 09/08/15	$3,000,000	$3,567,459
7.13%, 11/16/15	4,000,000	4,568,272

		8,135,731

Federal Home Loan Bank (1.5%)
6.02%, 01/09/08, Series AA08	1,000,000	1,084,699
5.99%, 04/15/13, Series BD13	1,500,000	1,673,684

		2,758,383

Federal Home Loan Mortgage Corporation (22.0%)
2.60%, 05/10/06, Series MTN	10,000,000	9,992,160
2.76%, 05/19/06, Series MTN	10,000,000	10,002,041
2.15%, 06/02/06, Series MTN	1,000,000	990,086
5.50%, 04/01/07, Gold Pool #M90718	557,630	573,267
7.25%, 06/15/07, REMIC, Series 1313-G	39,774	39,753
5.38%, 06/22/11, Series MTN	2,000,000	2,006,942
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,544,798
6.00%, 02/15/21, Series 2503-VD	4,000,000	4,269,330
3.50%, 12/15/21, REMIC, Series 1629-HA	179,731	179,798
5.50%, 01/15/22, REMIC, Series 2666-OC	1,500,000	1,578,152
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,137,661
6.00%, 01/15/28, Series 2114-PR	1,393,500	1,436,457
6.50%, 07/15/30, REMIC, Series 2388-BE	389,172	391,428
6.50%, 03/15/31, REMIC, Series 2296-H	649,535	673,760
6.00%, 09/15/31, REMIC, Series 2419-UA	4,380,702	4,494,684

		40,310,317

Federal National Mortgage Association (54.7%)
6.31%, 01/01/06, Pool #73341	830,317	851,188
2.80%, 11/17/06	10,000,000	9,998,900
3.55%, 01/12/07	7,000,000	7,054,873
3.00%, 02/23/07	10,000,000	10,006,030
2.75%, 08/17/07	10,000,000	10,022,341
6.10%, 07/01/08, Pool #380488	915,955	982,318
6.00%, 11/25/08, REMIC, Series 94-48-E	975,917	995,957
4.50%, 04/01/10, Pool #M80812	1,931,526	1,960,620
7.42%, 11/01/11, Pool #73731	6,171,630	6,648,488
6.50%, 04/25/13, REMIC, Series 99-19-TD	1,437,573	1,451,927
6.30%, 05/01/13, Pool #380311	1,838,846	1,980,654
6.00%, 03/25/14, Series 99-8-QD	3,457,085	3,600,142
6.30%, 04/01/14, Pool #381570	1,030,664	1,147,994
7.90%, 08/01/15, Pool #381190	1,601,543	1,935,632
7.11%, 10/01/15, Pool #383142	2,805,599	3,155,209
5.50%, 04/25/16, REMIC, Series 02-55-QD	3,000,000	3,112,363
6.68%, 05/01/16, Pool #383452	1,988,608	2,204,156
9.25%, 10/25/18, REMIC, Series 88-25-B	27,427	30,096
8.10%, 08/12/19	1,000,000	1,319,925
8.50%, 01/25/20, REMIC, Series 90-7-B	86,663	94,904
6.85%, 05/17/20, Series 97-M6-C	1,434,542	1,535,106
7.50%, 02/25/23, REMIC, Series 93-16-Z	340,454	361,334
6.00%, 12/25/23, REMIC, Series 93-226-PK	1,000,000	1,062,406
5.03%, 06/01/29, Pool #386937	4,905,993	4,884,057
4.50%, 08/25/31, REMIC, Series 04-29-HB	8,561,000	8,151,600
3.50%, 11/25/32, REMIC, Series 03-66-AP	8,201,374	8,053,861
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,740,415
6.30%, 10/17/38, REMIC, Series 98-73-MZ	4,328,197	4,624,295

		99,966,791

Sovereign Agency (1.8%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	1,000,000	1,127,690
AID — Panama, 7.15%, 04/01/27	2,000,000	2,203,140

		3,330,830

U.S. Treasury Bonds (7.8%)
9.00%, 11/15/18	5,000,000	7,336,915
6.00%, 02/15/26	6,000,000	6,925,080

		14,261,995

U.S. Treasury Inflation Protected Bonds (3.4%)
2.38%, 01/15/25	6,031,920	6,309,955

Total U.S. Government Sponsored and Agency Obligations		175,074,002

Repurchase Agreements (2.1%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $1,603,101 (Fully collateralized by U.S. Agency Securities and U.S. Treasury Notes)	1,602,867	1,602,867
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $2,239,919 (Fully collateralized by AA Rated Corporate Bonds and U.S. Agency Securities)	2,239,593	2,239,593

Total Repurchase Agreements		3,842,460

Total Investments (Cost $174,769,283) (a) — 97.8%		178,916,462
Other assets in excess of liabilities — 2.2%		4,023,517

NET ASSETS — 100.0%		$182,939,979

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REMIC    Real Estate Mortgage Investment Conduit

See notes to financial statements.

98 Annual Report 2004

Core Series

Gartmore Tax-Free Income Fund

For the annual period ended Oct. 31, 2004, the Gartmore Tax-Free Income Fund returned 5.97% (Class A at NAV) versus 6.02% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds was 5.23%.

During the period, municipal bond issuance slowed, with just $354.5 billion sold (down 8.77% from the same period in 2003). The majority of issuers needing to market bonds in this lower-rate environment appear already to have done so; they brought a record $742 billion of tax-exempt bonds to market in 2002–2003. In addition, higher tax receipts and better expense management have lessened the need to issue bonds. Demand, however, has remained steady. With retail investors favoring the shorter area of the municipal yield curve (the relationship between yields and maturity dates for a set of similar bonds) and tax-exempt mutual funds still sidelined, insurance companies remain strong bond investors, despite the hits they took from one of the worst hurricane seasons on record.

As for interest-rate moves, the Federal Reserve continued its gradual approach to raising the federal funds rate; it was increased, in three moves, by a total of 75 basis points to 1.75%. The Federal Open Market Committee believes that, even after this action, monetary policy remains accommodative. Coupled with robust underlying productivity growth, the policy is sustaining economic activity. The Fed observed that despite the rise in energy prices, inflation and perceptions about its future direction have eased in recent months. As a result, bond values have been quite resilient.

Analyzing the benchmark: long-term bond maturing in 22 or more years provided the highest return with 8.20%; intermediate bonds maturing in 10 years returned 6.35%; while short-dated bonds maturing in one year performed the worst—producing a return of 1.24%. The average bond-rating quality of the Fund is AA2/ AA+, as determined by Moody’s/ Standard and Poor’s. The Fund has an average duration of 5.25 years, which is slightly shorter than the 5.31 duration of the benchmark Index. The Fund’s largest state bond holdings were Texas, Illinois and Alabama.

The market is concerned about the rise in the level of interest rates and the resultant market volatility. Our strategy in response to the prevailing conditions is to remain diversified on the yield curve. We plan to purchase municipal bonds that become undervalued due to concerns about rising interest rates, to emphasize intermediate bonds bearing premium coupons (5% or higher) and to maintain quality.

Portfolio Manager: Alpha Benson

Class A: NTFAX
Class B: GTIBX
Class C: GTICX
Class D: NATFX
Class X: GXTFX
Class Y: GTFYX

2004 Annual Report 99

Core Series

Gartmore Tax-Free Income Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five	Ten
		year	years	years

Class A1	without sales charge[2]	5.97%	6.43%	6.26%
	with sales charge[3]	0.96%	5.39%	5.75%

Class B4	without sales charge[2]	5.28%	5.78%	5.84%
	with sales charge[5]	0.28%	5.46%	5.84%

Class C6	without sales charge[2]	5.12%	5.85%	6.00%
	with sales charge[7]	4.12%	5.85%	6.00%

Class D8	without sales charge[2]	6.23%	6.72%	6.44%
	with sales charge[9]	1.49%	5.74%	5.95%

Class X1	without sales charge[2]	5.34%	5.82%	5.86%
	with sales charge[5]	0.34%	5.50%	5.86%

Class Y1	without sales charge[2]	5.35%	5.90%	6.03%
	with sales charge[7]	4.35%	5.90%	6.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class D (A 4.50% front-end
	sales charge was deducted.)	LBMBI	CPI

Oct 31, 94	9553	10000	10000
Oct 31, 95	10953	11484.7	10280.9
Oct 31, 96	11534	12140.3	10588.6
Oct 31, 97	12425	13172.2	10809.4
Oct 31, 98	13306	14229.1	10969.9
Oct 31, 99	12880	13976.5	11250.8
Oct 31, 00	13933	15165.5	11638.8
Oct 31, 01	15324	16752.5	11886.3
Oct 31, 02	16081	17735.3	12127.1
Oct 31, 03	16782	18642.4	12374.6
Oct 31, 04	17828	19764.4	12719.1
Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI—an unmanaged index of municipal bonds— gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

100 Annual Report 2004

Gartmore Tax-Free Income Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Tax-Free Income Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,045	$4.78	0.93%
	Hypothetical	[1]	$1,000	$1,020	$4.72	0.93%

Class B	Actual		$1,000	$1,042	$8.62	1.68%
	Hypothetical	[1]	$1,000	$1,017	$8.53	1.68%

Class C	Actual		$1,000	$1,041	$8.62	1.68%
	Hypothetical	[1]	$1,000	$1,017	$8.53	1.68%

Class D	Actual		$1,000	$1,047	$3.50	0.68%
	Hypothetical	[1]	$1,000	$1,022	$3.45	0.68%

Class X	Actual		$1,000	$1,042	$7.85	1.53%
	Hypothetical	[1]	$1,000	$1,017	$7.77	1.53%

Class Y	Actual		$1,000	$1,042	$7.85	1.53%
	Hypothetical	[1]	$1,000	$1,017	$7.79	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 101

Gartmore Tax-Free Income Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Municipal Bond	98.8%
Other Assets in excess of Liabilities	1.2%

100.0%

Top States

Texas	17.3%
Illinois	12.3%
Alabama	7.6%
Ohio	6.0%
Washington	5.6%
South Carolina	4.9%
Massachusetts	4.7%
Indiana	4.5%
Virginia	4.2%
Michigan	4.1%
Other States	28.8%

100.0%

Top Holdings

Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980	3.8%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B	3.2%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project)	2.5%
Illinois State General Obligation Unlimited Revenue Bonds	2.5%
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A	2.3%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research)	2.3%
Virginia College Building Authority Educational Facilities Revenue Bonds	2.2%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992	2.1%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds	2.0%
Denver, Colorado City & County Airport Revenue Bonds, Series B	1.9%
Other Bonds	75.2%

100.0%

102 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Tax Free Income Fund

Municipal Bonds (98.8%)

	Principal
	Amount	Value

Alabama (7.6%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 12/01/2015	$1,500,000	$1,571,340
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/2021	4,000,000	3,849,040
Alabama Housing Finance Authority Single-Family Revenue Bonds, (Collateralized Home Mortgage Revenue Bond Program), Series 1996-D, 6.00%, 10/01/2016	1,045,000	1,081,847
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 06/01/2018	1,685,000	1,884,571
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 01/01/2029	1,750,000	1,725,413
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/2029	4,000,000	4,447,640

		14,559,851

Arizona (1.0%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/2029	1,800,000	1,940,508

Colorado (1.9%)
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/2025	3,500,000	3,721,410

District of Columbia (1.4%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/2029	1,775,000	1,859,668
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/2029	725,000	821,947

		2,681,615

Florida (1.4%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/2022	1,050,000	1,181,765
Jacksonville, Florida Electric Authority Revenue Bonds, (St. John’s River), Series 9, 5.25%, 10/01/2021	1,520,000	1,528,192

		2,709,957

Georgia (3.7%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/2026	1,000,000	1,139,600
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/2028	1,000,000	1,027,450
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/2018	465,000	596,595
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 01/01/2018	2,285,000	2,832,120
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/2025	1,500,000	1,514,505

		7,110,270

Illinois (12.3%)
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds, Series 1996, 5.60%, 01/01/2021	3,050,000	3,310,226
Chicago, Illinois Project General Obligation Limited, Series A, 5.38%, 01/01/2024	2,930,000	3,128,478
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation), 5.50%, 11/15/2020	1,750,000	1,842,225
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/ Sunbelt Obligation), 5.65%, 11/15/2024	3,000,000	3,136,740
Illinois State Building, Illinois Sales Tax Revenue Bonds, Series V, 6.38%, 06/15/2017	2,500,000	2,619,700
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 08/01/2013 - 05/01/2023	4,425,000	4,804,499
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/2024	4,500,000	4,886,190

		23,728,058

Indiana (4.5%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/2020	1,000,000	1,183,050
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/2015	5,335,000	7,392,069

		8,575,119

Kansas (0.9%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/2019	1,500,000	1,699,695

Louisiana (0.8%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/2039	1,750,000	1,533,350

2004 Annual Report 103

Statement of Investments (Continued)
October 31, 2004

Gartmore Tax Free Income Fund (Continued)

Core Series

Municipal Bonds (continued)

	Principal
	Amount	Value

Massachusetts (4.7%)
Massachusetts Bay Transportation Authority Revenue Bonds, (General Transportation System), Series A, 5.38%, 03/01/2019	$2,000,000	$2,101,460
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/2015	1,500,000	1,744,620
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 08/01/2019	1,000,000	1,162,120
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/2018	2,000,000	2,324,440
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/2021	95,000	107,362
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/2021	1,405,000	1,587,833

		9,027,835

Michigan (4.1%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/2012	3,500,000	4,099,060
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/2024	1,500,000	1,568,325
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/2018	2,000,000	2,304,780

		7,972,165

Minnesota (0.9%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/2018	1,500,000	1,670,160

Missouri (1.0%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/2012	1,415,000	1,645,433
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/2014	365,000	366,489

		2,011,922

Nevada (0.7%)
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/2020	1,200,000	1,293,888

New Jersey (2.5%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/2017	1,000,000	1,194,940
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/2015	2,000,000	2,376,220
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/2016	790,000	972,948
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/2016	210,000	255,436

		4,799,544

New Mexico (0.8%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/2026	1,500,000	1,566,630

New York (1.2%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 04/01/2014	1,000,000	1,181,850
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/2019 - 11/15/2019	1,000,000	1,154,253

		2,336,103

North Carolina (2.7%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 03/01/2017	885,000	905,771
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/2026	2,000,000	2,009,700
North Carolina Medical Care Commission Hospital Revenue Bonds, (Gaston Health Care), 5.00%, 02/15/2029	2,300,000	2,316,077

		5,231,548

104 Annual Report 2004

Municipal Bonds (continued)

	Principal
	Amount	Value

Ohio (6.0%)
Allen County, Ohio Special Obligation Revenue Bonds, 5.25%, 12/01/2015	$3,180,000	$3,569,327
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 01/01/2020	1,000,000	1,134,330
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 11/01/2020	1,100,000	1,146,068
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/2019	1,000,000	1,105,810
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/2018	2,500,000	2,763,600
Ohio State Building, Ohio Sales Tax Revenue Bonds, 5.00%, 04/01/2017	1,655,000	1,797,198

		11,516,333

Pennsylvania (0.6%)
Pennsylvania State University General Obligation Unlimited Bonds, 5.25%, 03/01/2016	1,000,000	1,111,950

South Carolina (4.9%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/2016	1,685,000	1,859,836
South Carolina State Housing Finance & Development Authority Homeownership Mortgage Purchase Bonds, Series 1994-A, 6.38%, 07/01/2016	1,055,000	1,071,891
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/2022	1,000,000	1,100,250
South Carolina Transportation Infrastructure Revenue Bonds, 5.50%, 10/01/2030	1,000,000	1,140,190
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/2024	3,000,000	3,207,269
Spartanburg, South Carolina Water System Revenue Bonds, Series 1996, 6.10%, 06/01/2021	1,000,000	1,065,280

		9,444,716

Tennessee (2.9%)
Nashville & Davidson County, Tennessee Health & Educational Facilities Revenue Bonds (Meharry Medical College New Collateralized), Series 1979, 7.88%, 12/01/2004	125,000	125,613
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/2024	4,200,000	4,359,852
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/2014	1,000,000	1,109,090

		5,594,555

Texas (17.3%)
Beaumont Independent School District, Texas General Obligation Unlimited Tax School Building Bonds, Series 1996, 5.00%, 02/15/2016	2,325,000	2,414,978
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 02/15/2019	1,300,000	1,419,288
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 08/01/2019	2,000,000	2,222,340
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/2018	2,300,000	2,416,219
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 03/01/2017	1,350,000	1,460,727
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/2027	5,325,000	6,206,340
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 08/15/2017	1,500,000	1,598,865
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/2026	2,000,000	2,008,140
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/2022	1,000,000	1,055,410
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/2017	1,245,000	1,524,689
Montgomery County, Texas General Obligation Limited, 5.25%, 09/01/2019	1,000,000	1,086,390
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/2025	1,000,000	1,036,850
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 02/15/2014	1,000,000	1,096,490
Spring Branch, Texas Independent
School District General Obligation Limited, 5.20%, 02/01/2020	1,500,000	1,608,630
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 08/15/2025	1,000,000	1,054,440
Weatherford, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, Series 1994, 6.50%, 02/15/2015	2,655,000	2,690,763
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/2019	2,000,000	2,195,720

		33,096,279

2004 Annual Report 105

Statement of Investments (Continued)
October 31, 2004

Gartmore Tax Free Income Fund (Continued)

Core Series

Municipal Bonds (continued)

	Principal
	Amount	Value

Utah (0.5%)
Utah State Housing Finance Agency Multi-Family Housing Refunding Revenue Bonds, (Cottonwoods Apartment Project), Issue 1995, 6.30%, 07/01/2015	$1,000,000	$1,022,750

Vermont (1.2%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/2023	2,000,000	2,275,820

Virginia (4.2%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 04/01/2022	940,000	1,035,842
Henrico County, Virginia Water & Sewer System Refunding Revenue Bonds, Series 1994, 5.88%, 05/01/2014	1,205,000	1,231,847
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 02/01/2018	3,955,000	4,268,751
Virginia Commonwealth Transportation Board Revenue Bonds, 5.00%, 04/01/2018	1,435,000	1,551,178

		8,087,618

Washington (5.6%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/2026	1,000,000	1,033,890
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 03/01/2029	2,000,000	2,110,960
Washington State General Obligation Limited, 5.00%, 01/01/2015	2,500,000	2,717,600
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/2022	3,500,000	3,716,370
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 01/01/2017	1,000,000	1,125,040

		10,703,860

Wisconsin (1.5%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 05/01/2021	1,000,000	1,106,200
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 07/01/2016	1,500,000	1,707,240

		2,813,440

Total Municipal Bonds		189,836,949

Total Investments (Cost $174,261,658) (a) — 98.8%		189,836,949
Other assets in excess of liabilities — 1.2%		2,402,327

NET ASSETS — 100.0%		$192,239,276

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value

Air, Water, and Solid Waste	1.14%	$2,195,720
Airports Flying Fields	2.53%	4,861,010
Colleges and Universities	5.42%	10,427,553
Educational Services	0.57%	1,096,490
Electric and Other Services	0.79%	1,528,193
Elementary and Secondary Schools	5.88%	11,296,078
Environmental Quality	0.19%	366,489
Facilities Support Services	4.02%	7,720,238
Finance, Taxation, and Money	6.45%	12,391,293
General Obligation	25.24%	48,515,820
Health Services	7.32%	14,076,715
Highway and Street Construction	0.81%	1,551,178
Hospitals	10.78%	20,727,718
Local and Surburban	1.09%	2,101,460
Multi-Family Housing	0.53%	1,022,750
Regulation, Administration of Transportation	1.53%	2,935,624
Regulation, Administration of Utilities	0.54%	1,033,890
Single Family Housing	1.59%	3,059,508
Tobacco and Tobacco Products	3.62%	6,953,730
Transportation Services	7.96%	15,310,689
Water, Sewer, and Utility	10.75%	20,664,803

	98.75%	$189,836,949

See notes to financial statements.

106 Annual Report 2004

Core Series

Gartmore Money Market Fund

For the annual period ended Oct. 31, 2004, the Gartmore Money Market Fund returned 0.67% (Prime Shares) versus 0.69% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 0.47%.

The rate of increase for U.S. inflation was 2.78% for the year ended Oct. 31, 2004. The target federal funds rate increased from 1.00% as of Oct. 31, 2003, to 1.75% on Oct. 31, 2004. The target federal funds rate, however, was stable at 1.00% until June 30, 2004, when the rate was increased 25 basis points to 1.25%, followed incremental increases of 25 basis points on Aug. 11 and Sept. 21, 2004.

The Sept. 21, 2004, Federal Reserve Board Meeting Minutes suggested that economic growth regained some vigor in recent months after having slowed in late spring. The Minutes indicated that the labor market improved in August, with the unemployment rate edging down to 5.4%. The staff forecast prepared for the Sept. 2004 Federal Reserve Board Meeting suggested that the economy would continue expanding at a solid pace through the end of 2006.

As we anticipated increases in the target federal funds rate to commence with the second quarter, the Fund restricted purchases of floating-rate notes to those with daily or monthly interest-rate adjustments. Floating-rate securities recently acquired will reset off the federal funds effective rate or the London Interbank Offered Rate (LIBOR). The effective federal funds rate and LIBOR are live market indicators, because these rates do not lag interest rates currently available to investors. Floating-rate notes provide a premium over issues with shorter maturity dates. As of Oct. 31, 2004, floating-rate notes represented 20.0% of the Fund’s net assets.

The purchase of floating rate notes with monthly resets is a defensive move against rising interest rates. Funds are invested at higher rates than straight one-month maturities of commercial paper. Because the interest rates float off live market indicators, buying floating rate notes with monthly resets keeps the interest rate more current than buying three, six or one-year floating rate notes. If the Fund acquired floating rate notes with longer time periods between resets, the Fund’s return would lag current market rates.

The Fund’s weighted average maturity was 40 days on Oct. 31, 2004, versus 63 days on Oct. 31, 2003. The decrease in the Fund’s weighted average maturity positioned it to capitalize on higher returns.

Portfolio Manager: Pat Mynster

Institutional Class: GMIXX
Prime: MIFXX
Service Class: NWSXX

2004 Annual Report 107

Core Series

Gartmore Money Market Fund

Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

	One	Five	Ten
	Year	Years	Years

Institutional Class Shares [1]	0.73%	2.54%	3.80%

Prime Shares	0.67%	2.49%	3.77%

Service Class Shares[1]	0.52%	2.38%	3.71%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Prime Shares	IMoneyNet-First Tier Retail	CPI

Oct. 31, 94	10000.00	10000.00	10000.00
Oct. 31, 95	10548.00	10538.00	10280.90
Oct. 31, 96	11080.00	11057.50	10588.60
Oct. 31, 97	11642.00	11606.00	10809.40
Oct. 31, 98	12242.00	12190.90	10969.90
Oct. 31, 99	12807.00	12739.50	11250.80
Oct. 31, 00	13542.00	13456.70	11638.80
Oct. 31, 01	14113.00	14032.70	11886.30
Oct. 31, 02	14287.00	14208.10	12127.10
Oct. 31, 03	14386.00	14287.70	12374.60
Oct. 31, 04	14482.00	14362.00	12719.10

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the IMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/04. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The IMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

108 Annual Report 2004

Gartmore Money Market Fund
Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Money Market Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Institutional Class	Actual		$1,000	$1,004	$2.67	0.53%
	Hypothetical	[1]	$1,000	$1,022	$2.70	0.53%

Prime	Actual		$1,000	$1,004	$2.97	0.59%
	Hypothetical	[1]	$1,000	$1,022	$3.00	0.59%

Service Class	Actual		$1,000	$1,003	$3.78	0.75%
	Hypothetical	[1]	$1,000	$1,021	$3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

2004 Annual Report 109

Gartmore Money Market Fund

Core Series

Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Commercial Paper	67.6%
Floating Rate Notes	20.0%
U.S. Government Sponsored & Agency Obligations	6.3%
Taxable Municipal Bonds	3.6%
Certificates of Deposit	2.2%
Corporate Bonds	0.4%
Liabilities in excess of Other Assets	-0.1%

100.0%

Top Industries

Asset Backed Securities — Yankee	14.2%
Banks — Foreign	10.9%
Asset Backed Trade & Term Receivables	10.4%
Asset Backed Home Loans	6.8%
Personal Credit Institutions	5.2%
Banks — Domestic	4.8%
Asset Backed CDO	4.3%
Finance Services	4.1%
Asset Backed CDO — Trust Preferred	3.6%
Frozen Bakery Products	3.3%
Other Industries	32.4%

100.0%

Top Holdings

Abbey National PLC, 1.85%, 11/24/04	2.3%
Iowa Student Loan Liq. Co., 1.84%, 11/17/04	2.2%
State Street Corp., 1.31%, 04/15/05	2.2%
Sigma Finance, Inc., 1.92%, 11/30/04	2.1%
K2 (USA) LLC, 1.64%, 11/06/04	1.9%
PB Finance, 1.95%, 12/20/04	1.8%
Sara Lee Corp., 1.82%, 11/16/04	1.8%
Preferred Receivables Funding Corp., 1.86%, 11/16/04	1.7%
Household Finance Corp., 1.77%, 11/03/04	1.5%
Georgetown Funding Co., 1.84%, 11/04/04	1.5%
Other Holdings	81.0%

100.0%

110 Annual Report 2004

Statement of Investments
October 31, 2004

Gartmore Money Market Fund

Commercial Paper (67.6%)

	Principal
	Amount	Value

ASSET BACKED CDO - TRUST PREFERRED (3.6%)
Lockhart Funding LLC (3.6%)
1.91%, 11/01/04 (b)	$4,500,000	$4,500,000
1.85%, 11/03/04 (b)	365,000	364,962
1.88%, 11/12/04 (b)	13,000,000	12,992,589
1.83%, 11/18/04 (b)	25,000,000	24,978,396
1.94%, 12/06/04 (b)	10,000,000	9,981,236
1.94%, 12/07/04 (b)	5,000,000	4,990,350

		57,807,533

ASSET BACKED HOME LOANS (6.8%)
Georgetown Funding Co. (3.4%)
1.84%, 11/04/04 (b)	25,000,000	24,996,166
1.83%, 11/16/04 (b)	5,000,000	4,996,188
1.89% - 1.90%, 11/23/04 (b)	15,000,000	14,982,614
1.96%, 12/28/04 (b)	10,000,000	9,969,125

		54,944,093

Thornburg Mortgage Capital (3.4%)
1.84%, 11/03/04 (b)	15,000,000	14,998,467
1.79%, 11/08/04 (b)	10,000,000	9,996,532
1.90%, 11/17/04 (b)	20,000,000	19,983,110
1.87%, 12/07/04 (b)	10,000,000	9,981,400

		54,959,509

		109,903,602

ASSET BACKED SECURITIES - DOMESTIC (2.6%)
CC USA, Inc. (1.6%)
1.68%, 11/18/04 (b)	8,000,000	7,993,691
1.87%, 11/19/04 (b)	1,554,000	1,552,547
2.08%, 01/27/05 (b)	17,600,000	17,511,957

		27,058,195

Harrier Financial Funding US LLC (1.0%)
1.96%, 11/29/04 (b)	5,700,000	5,691,311
2.19%, 03/15/05 (b)	10,000,000	9,919,227

		15,610,538

		42,668,733

ASSET BACKED SECURITIES - YANKEE (8.1%)
Giro Funding Corp. (0.3%)
1.78%, 11/08/04 (b)	5,414,000	5,412,126

K2 (USA) LLC (1.5%)
1.79%, 11/10/04 (b)	9,900,000	9,895,570
1.15%, 11/15/04 (b)	12,000,000	11,994,680
1.90%, 11/24/04 (b)	3,100,000	3,096,237

		24,986,487

Premier Asset Collateralized Entity LLC (2.5%)
1.84%, 11/18/04 (b)	18,000,000	17,984,360
1.76%, 11/23/04 (b)	15,000,000	14,983,958
1.93%, 12/13/04 (b)	3,000,000	2,993,245
2.03%, 01/07/05 (b)	4,700,000	4,682,331

		40,643,894

Sigma Finance, Inc. (2.6%)
1.87%, 11/01/04 (b)	2,250,000	2,250,000
1.92%, 11/30/04 (b)	34,000,000	33,947,413
1.24%, 12/03/04 (b)	5,000,000	5,000,000

		41,197,413

Stanfield Victoria Funding LLC (1.2%)
1.74%, 11/15/04 (b)	5,000,000	4,996,637
1.90%, 11/22/04 (b)	5,000,000	4,994,458
1.88%, 11/29/04 (b)	4,500,000	4,493,420
1.92%, 12/20/04 (b)	5,000,000	4,987,001

		19,471,516

		131,711,436

ASSET BACKED TRADE & TERM RECEIVABLES (10.4%)
Falcon Asset Securitization Corp. (0.9%)
1.85%, 11/18/04 (b)	14,382,000	14,369,436

Golden Funding Corp. (1.8%)
1.87%, 11/17/04 (b)	5,414,000	5,409,500
1.93%, 12/07/04 (b)	2,870,000	2,864,490
1.92%, 12/09/04 (b)	20,656,000	20,614,355

		28,888,345

Kitty Hawk Funding Corp. (0.4%)
1.83%, 11/15/04 (b)	6,531,000	6,526,352

Old Line Funding Corp. (2.9%)
1.79%, 11/10/04 (b)	6,000,000	5,997,315
1.80%, 11/15/04 (b)	15,000,000	14,989,500
1.83%, 11/19/04 (b)	15,281,000	15,267,017
1.94%, 12/07/04 (b)	11,551,000	11,528,591

		47,782,423

Preferred Receivables Funding Corp. (1.7%)
1.86%, 11/16/04 (b)	28,352,000	28,330,027

Three Rivers Funding Corp. (2.7%)
1.78%, 11/01/04 (b)	15,000,000	15,000,000
1.81%, 11/15/04 (b)	13,144,000	13,134,748
1.82%, 11/16/04 (b)	15,000,000	14,988,625

		43,123,373

		169,019,956

2004 Annual Report 111

Statement of Investments (Continued)
October 31, 2004

Gartmore Money Market Fund (Continued)

Core Series

Commercial Paper (continued)

	Principal
	Amount	Value

BANKS - DOMESTIC (1.2%)
State Street Corp. (1.2%)
1.77%, 11/01/04	$12,900,000	$12,900,000
1.80%, 11/16/04	7,000,000	6,994,750

		19,894,750

BANKS - FOREIGN (9.2%)
Abbey National North America LLC (2.2%)
1.85%, 11/24/04	37,307,000	37,262,905

ANZ National (Int’l) Ltd. (1.9%)
1.78%, 11/05/04 (b)	25,000,000	24,995,069
2.07%, 01/27/05 (b)	5,300,000	5,273,615

		30,268,684

BBVA Bancomer SA (0.6%)
1.81%, 01/18/05 (b)	10,000,000	9,961,000

HBOS Treasury Services PLC (2.1%)
1.61%, 11/05/04	2,204,000	2,203,608
1.80%, 11/10/04	200,000	199,910
1.86%, 11/26/04	3,100,000	3,096,010
1.86%, 11/29/04	4,929,000	4,921,899
1.86%, 11/30/04	7,260,000	7,249,181
1.90% - 1.91%, 12/07/04	7,700,000	7,685,404
1.89% - 1.91%, 12/08/04	8,442,000	8,425,612

		33,781,624

Societe Generale North American (0.6%)
1.10%, 12/10/04	10,000,000	9,988,192

UBS Finance (DE) LLC (1.2%)
1.81%, 11/24/04	1,300,000	1,298,497
1.85% - 1.86%, 11/29/04	16,747,000	16,722,938
1.94%, 12/21/04	1,000,000	997,319

		19,018,754

Westcap Capital Corp. (0.6%)
1.92%, 11/23/04	5,700,000	5,693,312
1.84%, 11/26/04	2,642,000	2,638,632
2.03%, 01/27/05	1,190,000	1,184,191

		9,516,135

		149,797,294

BANKS - MORTGAGE (1.8%)
Countrywide Home Loans (0.5%)
1.86%, 11/12/04	2,592,000	2,590,527
2.01%, 12/20/04	5,155,000	5,140,967

		7,731,494

Northern Rock PLC (1.3%)
1.68%, 11/16/04 (b)	21,000,000	20,985,387

		28,716,881

BROKER / DEALERS (1.5%)
Bear Stearns Cos., Inc. (0.6%)
1.79%, 11/17/04 (b)	10,000,000	9,992,044

Morgan Stanley Dean Witter & Co. (0.9%)
1.79%, 11/02/04	15,000,000	14,999,255

		24,991,299

CUTLERY, HAND TOOLS, & HARDWARE (0.1%)
Gillette Co. (0.1%)
1.89%, 11/01/04 (b)	1,139,000	1,139,000

FINANCE LESSORS (3.1%)
PB Finance (Delaware) (3.1%)
1.69%, 11/15/04	10,000,000	9,993,467
1.87%, 11/16/04	6,000,000	5,995,325
1.95%, 12/20/04	30,000,000	29,920,783
2.03%, 01/06/05	5,000,000	4,981,392

		50,890,967

FINANCE SERVICES (4.1%)
ING US Funding (3.3%)
1.77%, 11/02/04	20,000,000	19,999,017
1.67%, 11/08/04	800,000	799,742
1.67%, 11/10/04	2,000,000	1,999,170
1.85%, 12/03/04	23,000,000	22,962,382
1.86%, 12/10/04	700,000	698,590
1.89%, 12/17/04	8,000,000	7,980,680

		54,439,581

Private Export Funding Corp. (0.8%)
2.07%, 02/02/05 (b)	12,642,000	12,574,723

		67,014,304

FROZEN BAKERY PRODUCTS (3.3%)
Sara Lee Corp. (3.3%)
1.82%, 11/16/04 (b)	29,031,000	29,008,985
1.93%, 11/24/04 (b)	10,000,000	9,987,669
1.87%, 12/01/04 (b)	14,518,000	14,495,497

		53,492,151

INSURANCE CARRIERS (1.0%)
Allianz Finance Corp. (1.0%)
1.61%, 11/01/04 (b)	15,863,000	15,863,000

PERSONAL CREDIT INSTITUTIONS (5.2%)
American General Finance Corp. (0.7%)
1.78%, 11/04/04	11,851,000	11,849,242

American Honda Finance Corp. (0.8%)
1.77%, 11/09/04	12,187,000	12,182,206

112 Annual Report 2004

Commercial Paper (continued)

	Principal
	Amount	Value

PERSONAL CREDIT INSTITUTIONS (continued)
General Electric Capital Corp. (1.8%)
1.16%, 11/02/04	$5,000,000	$4,999,840
1.78%, 11/17/04	24,000,000	23,981,014

		28,980,854

Household Finance Corp. (1.9%)
1.77%, 11/03/04	25,000,000	24,997,542
1.81%, 11/18/04	6,300,000	6,294,615

		31,292,157

		84,304,459

PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co. (0.2%)
1.91%, 11/22/04 (b)	3,000,000	2,996,658

RAILROAD TRANSPORTATION (0.7%)
Network Rail Fin PLC (0.7%)
1.87%, 12/06/04 (b)	11,000,000	10,980,108

SUBDIVIDERS & DEVELOPERS (3.1%)
Yorkshire Building Society (3.1%)
1.83%, 11/17/04	15,149,000	15,136,746
1.91%, 12/08/04	11,772,000	11,749,012
1.92%, 12/14/04	2,760,000	2,753,703
2.03%, 01/05/05	10,000,000	9,963,528
2.10%, 01/14/05	10,000,000	9,957,039

		49,560,028

TELECOMMUNICATIONS (1.6%)
Bellsouth Corp. (1.6%)
1.88%, 11/01/04 (b)	1,000,000	1,000,000
1.82%, 11/10/04 (b)	25,000,000	24,988,625

		25,988,625

Total Commercial Paper		1,096,740,784

Floating Rate Notes (20.0%)
ASSET BACKED CDO (4.3%)
Castle Hill III CLO Ltd. (0.6%)
1.91%, 12/15/04 (b) (c)	10,000,000	10,000,000

Commodore CDO I LTD Class A1MM (0.9%)
1.97%, 12/12/04 (b) (c)	15,000,000	15,000,000

Davis Square Funding Ltd. (0.6%)
1.87%, 11/06/04 (b) (c)	10,000,000	10,000,000

Duke Funding VI Managed (0.3%)
2.12%, 01/08/05 (b) (c)	5,000,000	5,000,000

Newcastle CDO, Ltd. (0.6%)
1.96%, 11/24/04 (b) (c)	10,000,000	10,000,000

NorthLake CDO Class I-MM (1.3%)
1.91%, 12/06/04 (b) (c)	20,000,000	20,000,000

		70,000,000

ASSET BACKED EQUIPMENT TRUST (0.3%)
Marlin Leasing Receivables LLC (0.3%)
1.92%, 11/15/04 (b) (c)	5,176,262	5,176,262

ASSET BACKED SECURITIES - YANKEE (6.1%)
K2 (USA) LLC (1.9%)
1.64%, 11/06/04 (b) (c)	30,000,000	29,999,599

Premier Asset Collateralized Entity LLC (0.9%)
1.83%, 11/15/04 (b) (c)	15,000,000	14,997,386

Sigma Finance, Inc. (0.9%)
1.86%, 11/15/04 (b) (c)	15,000,000	15,001,139

Stanfield Victoria Funding LLC (2.4%)
1.86%, 11/15/04 (b) (c)	10,000,000	9,999,981
1.85%, 11/15/04 (b) (c)	17,000,000	16,997,348
1.90%, 11/25/04 (b) (c)	10,000,000	9,997,638

		36,994,967

		96,993,091

BANKS - DOMESTIC (1.4%)
Bank of America Corp. (0.6%)
1.80%, 11/01/04 (c)	10,000,000	10,000,000

Wells Fargo & Co. (0.8%)
1.86%, 11/02/04 (c)	13,000,000	13,000,000

		23,000,000

BANKS - FOREIGN (1.7%)
HBOS Treasury Services PLC (1.1%)
1.75%, 11/20/04 (c)	18,000,000	18,000,000

Westdeutsche Landesbank Giro (0.6%)
1.81%, 11/10/04 (b) (c)	10,000,000	10,000,000

		28,000,000

BANKS - MORTGAGE (0.8%)
Northern Rock PLC (0.8%)
1.87%, 12/09/04 (b) (c)	12,500,000	12,500,000

BROKER / DEALERS (1.7%)
Goldman Sachs Group, Inc. (1.7%)
1.87%, 11/01/04 (b) (c)	13,000,000	13,000,000
1.99%, 11/01/04 (b) (c)	15,000,000	15,000,000

		28,000,000

2004 Annual Report 113

Statement of Investments (Continued)
October 31, 2004

Gartmore Money Market Fund (Continued)

Core Series

Floating Rate Notes (continued)

	Principal
	Amount	Value

FINANCE - DIVERSIFIED (1.6%)
General Electric Capital Corp. (1.6%)
1.96%, 11/09/04 (b) (c)	$19,000,000	$19,000,000
1.99%, 11/17/04 (b) (c)	7,000,000	7,000,000

		26,000,000

INSURANCE (0.9%)
Allstate Life Global Funding (0.9%)
1.83%, 11/08/04 (b) (c)	15,000,000	15,000,000

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (1.2%)
Federal Home Loan Bank (1.2%)
1.79%, 09/16/05 (c)	20,000,000	19,996,194

Total Floating Rate Notes		324,665,547

U.S. Government Sponsored & Agency Obligations (6.3%)
Federal Home Loan Bank (3.1%)
1.30%, 02/23/05, Callable	10,000,000	10,000,000
1.47%, 03/01/05	10,000,000	10,000,000
1.50%, 03/04/05, Callable	10,000,000	10,000,000
1.40%, 03/29/05, Callable 01/07/05	10,000,000	10,000,000
1.35%, 04/29/05	10,000,000	10,000,000

		50,000,000

Federal Home Loan Mortgage Corporation (0.4%)
1.89%, 03/01/05	7,301,000	7,255,490

Federal National Mortgage Association (2.8%)
1.58%, 11/03/04	5,677,000	5,676,505
1.77%, 11/10/04	17,976,000	17,968,046
1.79%, 11/12/04	1,075,000	1,074,412
1.40%, 05/03/05, Callable	10,000,000	10,000,000
1.50%, 05/09/05, Callable	10,000,000	10,000,000

		44,718,963

Total U.S. Government Sponsored & Agency Obligations		101,974,453

Taxable Municipal Notes (3.6%)

	Principal
	Amount	Value

ELECTRIC UTILITY (0.8%)
South Carolina Public Service Authority (0.8%)
1.81%, 11/08/04	12,736,000	12,731,518

FINANCE - CONSUMER LOANS (2.3%)
Iowa Student Loan Liq. Co. (2.3%)
1.84%, 11/17/04	36,086,000	36,056,489

FINANCE, TAXATION, & MONETARY POLICY (0.5%)
Sunshine State Governmental Financing Commission (0.5%)
1.83%, 11/05/04	1,643,000	1,642,666
1.83%, 11/05/04	7,143,000	7,141,548

		8,784,214

Total Taxable Municipal Notes		57,572,221

Certificates of Deposit (2.2%)
BANKS - DOMESTIC (2.2%)
State Street Corp. (2.2%)
1.31%, 04/15/05	35,000,000	35,000,000

Total Certificates of Deposit		35,000,000

Corporate Bonds (0.4%)
ASSET BACKED AUTO RECEIVABLES (0.3%)
CPS Auto Trust Series 2004-B (0.3%)
1.80%, 07/15/05	3,445,001	3,445,001

ASSET BACKED EQUIPMENT TRUST (0.1%)
CIT Equipment Collateral (0.1%)
1.12%, 03/20/05, Callable	2,422,852	2,422,852

Total Corporate Bonds		5,867,853

114 Annual Report 2004

Money Market (0.0%)

	Shares	Value

MANAGEMENT INVESTMENT, OPEN-END - MUTUAL FUNDS (0.0%)
Aim Liquid Assets Portfolio - Institutional Class	18,200	$18,200

Total Money Market		18,200

Total Investments (Cost $1,621,839,058) (a) — 100.1%		1,621,839,058
Liabilities in excess of other assets — (0.1)%		(1,505,393)

NET ASSETS — 100.0%		$1,620,333,665

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2), or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2004. The maturity date represents the next reset date for the security.

CDO      Collateralized Debt Obligation

See notes to financial statements.

2004 Annual Report 115

Core Series

Gartmore Morley Enhanced Income Fund

For the annual period ended Oct. 31, 2004, the Gartmore Morley Enhanced Income Fund returned 0.73% (Class A at NAV) versus 1.32% for its benchmark, the Lipper Ultra-Short Bond Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds was 1.89%.

After remaining near 40-year lows for the first five months of the period, interest rates on ultra-short assets, those generally with maturities of less than two years, began to rise in April 2004 in anticipation of the Federal Reserve’s move to a tighter monetary policy. On June 30, the Fed announced the first of what would be three 25-basis-point increases in the target federal funds rate that would eventually bring the rate to 1.75% by the end of the period. Six-month U.S. Treasury Bills finished the period with yields that were 114 basis points higher at 2.17%. Two-year Treasury Note yields increased 76 basis points to 2.58%, resulting in a much flatter yield curve. The increase in rates had a more negative impact on the Fund’s return as the value of fixed-income assets fell. The Fund also maintains an ultra-high credit quality focus, which limited the return potential from these assets relative to lower-quality investments.

We shortened the duration of the Fund’s assets during the period from 2.08 years to 0.97 years, reducing exposure to longer-duration assets. We further reduced the futures hedge in the Fund’s portfolio that serves to lower the Fund’s overall duration. On a hedged basis, the Fund’s duration was lowered from 0.97 years on April 30, 2004, to 0.65 years on Oct. 31, 2004.

The Fund’s strategy is intended to help the Fund maintain a defensive position against a rising interest-rate environment. By continuing to move out of the Fund’s longest-duration assets into ultra-short assets and reducing the futures hedge, we expect the Fund’s performance to be more competitive relative to its benchmark and peers. The Fund continues to maintain a high credit quality focus with 97% of the assets rated AAA by nationally recognized security rating services.

Portfolio Managers: Perpetua Phillips and Mark Kummerer

Class A: NMEAX
Institutional Class: NMEIX
Institutional Service Class: NMESX
Class R: GMERX

116 Annual Report 2004

Gartmore Morley Enhanced Income Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One year	Inception[1]

Class A	without sales charge[2]	0.73%	2.21%
	with sales charge[3]	-3.04%	1.41%

Class R4,5		0.48%	2.18%

Institutional Class[4]		1.07%	2.61%

Institutional Service Class[4]		0.82%	2.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 3.75% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

	Class A (A 3.75% front-end
	sales charge was deducted.)	Lipper Ultra Short Fund Index	CPI

Dec 29, 99	9625	10000	10000
Oct 31, 00	9996	10539.9	10339
Oct 31, 01	10322	11259.6	10559
Oct 31, 02	10487	11498	10772
Oct 31, 03	10626	11742.8	10992
Oct 31, 04	10701	11897	11298

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 117

Gartmore Morley Enhanced Income Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

			Beginning	Ending
			Account Value	Account Value	Expenses Paid	Annualized
Morley Enhanced Income Fund			5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual		$1,000	$1,000	$4.03	0.80%
	Hypothetical	[1]	$1,000	$1,021	$4.07	0.80%

Class R	Actual		$1,000	$999	$4.58	0.91%
	Hypothetical	[1]	$1,000	$1,015	$4.62	0.91%

Institutional Service Class	Actual		$1,000	$1,001	$3.53	0.70%
	Hypothetical	[1]	$1,000	$1,021	$3.56	0.70%

Institutional Class	Actual		$1,000	$1,004	$2.27	0.45%
	Hypothetical	[1]	$1,000	$1,023	$2.29	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

118 Annual Report 2004

Gartmore Morley Enhanced Income Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Asset Backed Securities	57.6%
Commercial Mortgage Backed Securities	12.6%
Collateralized Mortgage Obligations	10.7%
U.S. Government Agencies	8.7%
Repurchase Agreement	5.4%
Corporate Bonds	3.7%
U.S. Government Agencies — Mortgages	2.1%
Sovereign Bonds	1.7%
Other Investments*	1.4%
Liabilities in excess of Other Assets**	-3.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

Top Industries

Credit Cards	20.8%
Auto Loans	19.2%
Mortgage Backed	16.1%
Federal Home Loan Mortgage Corporation	9.9%
Federal National Mortgage Association	7.3%
Financial Services	3.7%
Federal Home Loan Bank	3.5%
Sovereign Bond	1.7%
Agency Wrapped	1.5%
Whole Loans	0.8%
Other Industries	15.5%

100.0%

Top Holdings

Residential Asset Mortgage Products, Inc., 3.18%, 03/25/27	1.9%
Federal Home Loan Bank, 2.13%, 12/15/04	1.8%
Federal National Mortgage Association, 1.79%, 11/12/04	1.8%
Federal Home Loan Mortgage Corporation, 1.51%, 12/07/04	1.8%
Federal Home Loan Bank, 1.51%, 12/08/04	1.8%
Ontario Province, 6.00%, 02/21/06	1.7%
American Express Credit Account Master Trust, 5.53%, 10/15/08	1.7%
Capital One Master Trust, 7.2%, 08/15/08	1.7%
Daimler Chrysler Auto Trust, 4.49%, 10/06/08	1.6%
Federal Home Loan Mortgage Corporation, 3.75%, 09/15/22	1.6%
Other Holdings	82.6%

100.0%

2004 Annual Report 119

Core Series

Statement of Investments
October 31, 2004

Gartmore Morley Enhanced Income Fund

Asset Backed Securities (57.6%)

	Principal
	Amount	Value

Agency Wrapped (1.5%)
Federal Home Loan Mortgage Corporation (0.7%)
Series T-50, Class A7, 3.55%, 10/27/31	$2,000,000	$2,015,142

Federal National Mortgage Association (0.8%)
Series 2003-W13, Class AF3, 2.85%, 10/25/33	2,500,000	2,494,958

		4,510,100

Auto Loans (19.2%)
Capital Auto Receivables Asset Trust, Series 2002-3, Class A2A, 3.05%, 09/15/05	774,745	775,488
Capital Auto Receivables Asset Trust, Series 2003-1, A2A, 2.27%, 01/17/06	4,025,000	4,026,843
Capital Auto Receivables Asset Trust, Series 2003-2, Class A3A, 1.44%, 02/15/07	2,504,009	2,489,434
Capital Auto Receivables Asset Trust, Series 2002-1, Class A4, 4.16%, 07/16/07	4,102,136	4,128,202
Capital One Auto Finance Trust, 3.44%, 06/15/09	4,000,000	4,039,653
Chase Manhattan Auto Owner Trust, Series 2003-C, Class A2, 1.60%, 09/15/06	2,274,594	2,269,670
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3, 1.52%, 05/15/07	4,950,000	4,921,738
Chase Manhattan Auto Owner Trust, Series 2002-B, Class A4, 4.21%, 01/15/09	4,000,000	4,051,567
Daimler Chrysler Auto Trust, Series 2003-B, Class A2, 1.61%, 07/10/06	3,175,252	3,170,157
Daimler Chrysler Auto Trust, Series 2003-A, Class A3, 2.12%, 11/08/06	5,000,000	4,990,513
Daimler Chrysler Auto Trust, 4.49%, 10/06/08	5,000,000	5,062,679
Ford Credit Auto Owner Trust, Series 2002-B, Class A4, 4.75%, 08/15/06	4,000,000	4,054,946
Ford Credit Auto Owner Trust, Series 2002-C, Class A4, 3.79%, 09/15/06	3,500,000	3,526,665
Honda Auto Receivables Owner Trust, Series 2003-3, Class A2, 1.52%, 04/21/06	3,104,962	3,099,752
Honda Auto Receivables Owner Trust, 1.92%, 11/20/06	3,621,748	3,615,238
Honda Auto Receivables Owner Trust, Series 2004-3, Class A2, 2.48%, 05/18/07	5,000,000	4,999,999

		59,222,544

Credit Cards (20.8%)
American Express Credit Account Master Trust, Series 01-2, Class A, 5.53%, 10/15/08	5,000,000	5,191,556
Bank One Issuance Trust, Series 2002-A2, Class A2, 4.16%, 01/15/08	4,000,000	4,037,818
Bank One Issuance Trust, Series 2003-A2, Class A2, 1.92%, 10/15/08	3,100,000	3,101,820
Capital One Master Trust, 2.22%, 08/15/07	5,000,000	4,989,905
Capital One Master Trust, Series 2000-2, Class A, 7.20%, 08/15/08	5,000,000	5,146,361
Capital One Master Trust, 5.45%, 03/16/09	4,500,000	4,652,807
Chase Credit Card Master Trust, Series 2003-1, Class A, 1.92%, 04/15/08	4,000,000	4,002,013
Chase Credit Card Master Trust, Series 2001-6, Class A, 2.00%, 03/16/09	4,000,000	4,009,498
Chemical Master Credit Card Trust I, Series 1996-2, Class A, 5.98%, 09/15/08	4,000,000	4,142,827
Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5, 2.50%, 04/07/08	4,000,000	3,986,863
Citibank Credit Card Master Trust, Series 1999-5, Class A, 6.10%, 05/15/08	3,000,000	3,149,739
Discover Master Card Trust, Series 2002-2, Class A, 5.15%, 10/15/09	2,000,000	2,098,752
Fleet Credit Card Master Trust, 7.02%, 02/15/08	3,901,000	4,041,847

120 Annual Report 2004

Asset Backed Securities (continued)

	Principal
	Amount	Value

Credit Cards (continued)
MBNA Master Credit Card Trust, Series 1999-M, Class A, 6.60%, 04/16/07	$3,500,000	$3,507,287
MBNA Master Credit Card Trust, Series 1998-F, Class A, 1.98%, 02/15/08	4,100,000	4,102,095
Standard Credit Card Master Trust, Series 1994-2, Class A, 7.25%, 04/07/08	4,000,000	4,253,095

		64,414,283

Mortgage Backed (16.1%)
Centex Home Equity, Series 2004-C, Class AF1, 2.82%, 01/25/19	3,069,607	3,065,505
Centex Home Equity, 2.98%, 04/25/20	2,457,621	2,456,511
Centex Home Equity, Series 2003-C, Class AF2, 2.92%, 05/25/21	3,000,000	2,997,611
Chase Funding Mortgage Loan, Series 2003-4, Class 1A2, 2.14%, 07/25/18	4,000,000	3,986,148
Chase Funding Mortgage Loan, Series 2002-1, Class 1A3, 5.04%, 12/25/23	48,773	48,702
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A1, 3.11%, 08/01/38	1,874,412	1,880,153
Residential Asset Mortgage Products, Inc., Series 2004-RS1, Class AI2, 2.88%, 08/25/24	5,000,000	4,980,862
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class AI2, 3.05%, 03/25/25	3,000,000	2,993,715
Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A2, 3.18%, 03/25/27	6,000,000	5,982,857
Residential Asset Mortgage Products, Inc., Series 2003-RS5, Class AI3, 2.59%, 10/25/28	3,000,000	2,988,619
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI3, 3.61%, 10/25/28	4,000,000	3,997,766
Residential Asset Securities Corp., Series 2003-KS2, Class AI2, 2.15%, 01/25/24	975,738	974,262
Residential Asset Securities Corp., Series 2002-KS8, Class AI3, 3.69%, 03/25/27	1,599,619	1,601,444
Residential Asset Securities Corp., Series 2003-KS7, Class AI3, 3.37%, 11/25/28	3,000,000	3,005,751
Residential Asset Mortgage, Inc., Series 2003-RS8, Class AI2, 2.90%, 11/25/23	5,000,000	4,989,969
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	3,900,000	3,819,687

		49,769,562

Total Asset Backed Securities		177,916,489

Commercial Mortgage Backed Securities (12.6%)
Banc of America Commercial Mortgage, Inc., Series 2004-3, Class A1, 2.98%, 06/10/39	4,531,313	4,535,092
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class A1, 3.41%, 03/11/41	4,144,498	4,140,659
Bear Stearns Commercial Mortgage Securities Corp., Series 2001-TOP2, Class A1, 6.08%, 02/15/35	2,559,325	2,713,924
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class A1, 2.62%, 08/13/46	4,000,000	3,970,400
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A1, 6.03%, 11/18/30	456,558	475,518
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A1, 4.47%, 11/15/35	2,637,365	2,674,006
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 06/12/41	3,813,850	3,772,879
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 12/15/26	1,432,117	1,432,437
Morgan Stanley Capital I, Series 2004-HQ4, 2.73%, 04/14/40	5,000,000	4,995,701
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A1, 5.31%, 07/15/33	791,725	808,480
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A1, 4.59%, 04/15/34	279,328	283,820

2004 Annual Report 121

Statement of Investments (Continued)
October 31, 2004

Gartmore Morley Enhanced Income Fund (Continued)

Core Series

Commercial Mortgage Backed Securities (continued)

	Principal
	Amount	Value

Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A1, 5.02%, 10/15/35	$2,016,093	$2,068,235
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A1, 4.09%, 12/15/35	486,959	493,386
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A1, 3.26%, 06/13/41	2,629,571	2,617,180
Nomura Asset Corp., 6.28%, 03/15/30	3,733,798	3,901,198

Total Commercial Mortgage Backed Securities		38,882,915

Collateralized Mortgage Obligations (10.7%)
Federal Home Loan Mortgage Corporation (7.8%)
Series 2611, Class KC, 3.50%, 01/15/17	2,397,338	2,386,986
Series 2691, Class MA, 4.00%, 01/15/18	3,263,611	3,298,843
Series 2664, Class GA, 4.50%, 01/15/18	2,542,890	2,584,078
Series 2700, Class PA, 4.50%, 04/15/18	3,280,234	3,328,917
Series 2613, Class PA, 3.25%, 05/15/18	2,426,031	2,365,423
Series 2630, Class JA, 3.00%, 06/15/18	2,526,469	2,494,936
Series 2791, Class KA, 4.00%, 11/15/18	2,764,041	2,788,902
Series 2726, Class AC, 3.75%, 09/15/22	5,000,000	5,028,940

		24,277,025

Federal National Mortgage Association (2.1%)
Series 2003-57, Class NB, 3.00%, 06/25/18	2,427,743	2,381,093
Series 2003-75, Class NB, 3.25%, 08/25/18	1,709,629	1,697,466
Series 2003-14, Class AN, 3.50%, 03/25/33	2,492,541	2,466,566

		6,545,125

Whole Loans (0.8%)
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	2,426,296	2,352,488

Total Collateralized Mortgage Obligations		33,174,638

U.S. Government Agencies (8.7%)

	Principal
	Amount	Value

Federal Home Loan Bank (3.5%)
1.51%, 12/08/04	5,500,000	5,496,827
2.13%, 12/15/04	5,500,000	5,500,324

		10,997,151

Federal Home Loan Mortgage Corporation (1.8%)
1.51%, 12/07/04	5,500,000	5,497,008

Federal National Mortgage Association (3.4%)
1.79%, 11/12/04	5,500,000	5,497,107
2.88%, 10/15/05	5,000,000	5,025,510

		10,522,617

Total U.S. Government Agencies		27,016,776

Corporate Bonds (3.7%)
Financial Services (3.7%)
AIG Sunamerica Global Financial, 5.85%, 02/01/06	4,000,000	4,145,896
Citigroup, Inc., 6.75%, 12/01/05	3,000,000	3,131,007
General Electric Capital Corp., Series MTNA, 2.97%, 07/26/06	4,000,000	4,015,044

Total Corporate Bonds		11,291,947

U.S. Government Agencies — Mortgages (2.1%)
Federal Home Loan Mortgage Corporation (0.3%)
Pool #E00678, 6.50%, 06/01/14	347,792	368,818
Pool #E00991, 6.00%, 07/01/16	420,234	441,217

		810,035

Federal National Mortgage Association (1.8%)
Pool #190255, 6.50%, 02/01/09	287,467	303,730
Pool #625178, 5.50%, 04/01/09	1,423,885	1,477,296
Pool #254195, 5.50%, 04/01/09	1,481,160	1,536,720
Pool #254256, 5.50%, 04/01/09	161,060	165,434
Pool #545415, 6.00%, 06/01/16	709,957	745,406
Pool #254089, 6.00%, 06/01/16	815,627	856,352

122 Annual Report 2004

U.S. Government Agencies — Mortgages (continued)

	Principal
	Amount	Value

Federal National Mortgage Association (continued)
Pool #253845, 6.00%, 06/01/16	$509,387	$534,821

		5,619,759

Total U.S. Government Agencies - Mortgages		6,429,794

Sovereign Bonds (1.7%)
Canada (1.7%)
Ontario Province, 6.00%, 02/21/06	5,000,000	5,212,030

Total Sovereign Bonds		5,212,030

Repurchase Agreements (5.4%)
CS First Boston, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $7,012,189 (Fully collateralized by U.S. Agency Securities and U.S. Treasury Notes)	7,011,166	7,011,166
Nomura Securities, 1.75%, dated 10/29/04, due 11/01/04, repurchase price $9,797,721 (Fully collateralized by AA Rated Corporate Bonds and U.S. Agency Securities)	9,796,292	9,796,292

Total Repurchase Agreements		16,807,458

Short-Term Securities Held as Collateral for Securities Lending (1.4%)

	Principal
	Amount	Value

Pool of short-term securities for Gartmore	$4,388,720	4,388,720

Mutual Funds - footnote 3
(Securities Lending)
Total Short-Term Securities Held as Collateral for Securities Lending		4,388,720

Total Investments (Cost $322,276,846) (a) — 103.9%		321,120,767
Liabilities in excess of other assets — (3.9)%		(12,170,324)

NET ASSETS — 100.0%		$308,950,443

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

At October 31,2004, the Fund’s open short futures contracts were as follows:

Unrealized
			Market Value	Appreciation
Number of	Short		Covered by	(Depreciation)
Contracts	Contract*	Expiration	Contracts	at 10/31/04

250	U.S. Treasury 2 Year Note	12/31/04	$52,941,406	$(18,750)

*	Cash pledged as collateral.

See notes to financial statements.

2004 Annual Report 123

Core Series

Gartmore Morley Capital Accumulation Fund

As previously disclosed to shareholders, the Fund’s Board of Trustees has determined that conversion of the Fund to the Gartmore Short Duration Bond Fund will serve the best interest of the Fund’s shareholders. As of Oct. 31, 2004, the Fund was in a 60-day interim period during which the Fund invested in money market issues and sought to maintain a $10 NAV. At the end of that interim period, on or about Dec. 6, 2004, the Gartmore Short Duration Bond Fund will begin investing in U.S. government, and U.S. government agency, securities and other investment-grade debt securities. The Fund’s investment objective will be to seek a high level of current income while preserving investment capital. The change in objectives is likely to affect the Fund’s yield, and it is expected that the Fund’s NAV will fluctuate with changes in the market.

For the annual period ended Oct. 31, 2004, the Gartmore Morley Capital Accumulation Fund returned 2.35% (Class A at NAV) versus 0.62% for its benchmark, the Lipper Money Market Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short-Intermediate Investment Grade Debt Funds was 3.17%.

After remaining near 40-year lows for the first five months of the period, interest rates began to rise in April 2004 in anticipation of the Federal Reserve’s move to a tighter monetary policy. On June 30, the Fed announced the first of what would be three 25-basis-point increases in the target federal funds rate that would eventually bring the rate to 1.75% by the end of the period. Five-year Treasury Note yields increased only nine basis points to 3.33%, resulting in a much flatter Treasury yield curve, which illustrates the relationship between and for a set of similar bonds. This increase narrowed the Fund’s advantage relative to money market funds, because money market funds were more sensitive to the rise in short rates.

The Fund held longer-maturity securities and maintained an average duration of 2.7 to 3.0 years for most of the period, providing for a yield advantage relative to its benchmark. The yield curve retained its steep slope on the short end, despite the flattening trend that occurred during the period. This scenario provided the Fund with a yield advantage to money market funds. The Fund’s holdings of asset classes such as residential mortgage-backed securities, home equity asset-backed securities and commercial mortgage-backed securities further enhanced performance, given their higher yields. Finally, the Fund’s book value maintenance agreements enabled the Fund to maintain a stable net asset value until their permanent termination in early October.

Portfolio Manager: Perpetua Phillips and Shane Johnston

Class A: MCAPX
Service Class: MCAFX
Institutional Class: MCAIX
IRA Class: NMIRX

124 Annual Report 2004

Gartmore Morley Capital Accumulation Fund
Fund Performance

Average Annual Total Return

(For periods ended October 31, 2004)

		One	Five
		Year	Years	Inception[1]

Class A2	without sales charge[3]	2.35%	4.18%	4.26%
	with sales charge[4]	-0.73%	3.54%	3.71%

Service Class Shares[5]		2.26%	4.17%	4.26%

Institutional Class Shares[5]		2.69%	4.58%	4.67%

IRA Shares[5]		2.30%	4.16%	4.25%

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 3.00% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

		Lipper Money Market Fund
	Service Class	Index	CPI

Feb. 1, 99	10000.00	10000.00	10000.00
Oct. 31, 99	10360.00	10344.00	10237.00
Oct. 31, 00	10931.00	10946.00	10590.00
Oct. 31, 01	11548.00	11436.00	10816.00
Oct. 31, 02	12060.00	11605.00	11035.00
Oct. 31, 03	12431.00	11687.30	11260.00
Oct. 31, 04	12709.00	11760.00	11573.00

Comparative performance of $10,000 invested in the Gartmore Morley Capital Accumulation Fund, the Lipper Money Market Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2004 Annual Report 125

Gartmore Morley Capital Accumulation Fund

Core Series

Shareholder
Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004. Per SEC requirements, the examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2004.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment
(October 31, 2004)

		Beginning	Ending
Morley Capital		Account Value	Account Value	Expenses Paid	Annualized
Accumulation Fund		5/1/04	10/31/04	During Period*	Expense Ratio

Class A	Actual	$1,000	$1,011	$4.30	0.85%
	Hypothetical [1]	$1,000	$1,021	$4.33	0.85%

Institutional Class	Actual	$1,000	$1,013	$2.73	0.54%
	Hypothetical [1]	$1,000	$1,022	$2.75	0.54%

IRA Class	Actual	$1,000	$1,011	$4.50	0.89%
	Hypothetical [1]	$1,000	$1,021	$4.53	0.89%

Service Class	Actual	$1,000	$1,010	$5.15	1.02%
	Hypothetical [1]	$1,000	$1,020	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[1]	Represents the hypothetical 5% annual return before expenses.

126 Annual Report 2004

Gartmore Morley Capital Accumulation Fund
Portfolio Summary
(October 31, 2004)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation

Repurchase Agreement	53.6%
U.S. Government Sponsored and Agency Obligations	46.6%
Liabilities in excess of Other Assets	-0.2%

100.0%

Top Industries

Federal National Mortgage Association	44.5%
Federal Home Loan Mortgage Corporation	2.1%
Other	53.4%

100.0%

Top Holdings

Federal National Mortgage Association, 1.75%, 11/10/04	6.4%
Federal National Mortgage Association, 1.75%, 11/01/04	4.2%
Federal National Mortgage Association, 1.75%, 11/03/04	4.2%
Federal National Mortgage Association, 1.75%, 11/05/04	4.2%
Federal National Mortgage Association, 1.75%, 11/08/04	4.2%
Federal National Mortgage Association, 1.80%, 11/12/04	4.2%
Federal National Mortgage Association, 1.81%, 11/15/04	4.2%
Federal National Mortgage Association, 1.76%, 11/17/04	4.2%
Federal National Mortgage Association, 1.76%, 11/19/04	4.2%
Federal National Mortgage Association, 1.81%, 11/22/04	4.2%
Other Holdings	55.8%

100.0%

2004 Annual Report 127

Core Series

Statement of Investments
October 31, 2004

Gartmore Morley Capital Accumulation Fund

U.S. Government Sponsored and Agency Obligations (46.6%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation Discount Note (2.1%)
1.67%, 11/01/04	$15,000,000	$15,000,000

Federal National Mortgage Association Discount Notes (44.5%)
1.75%, 11/01/04	30,000,000	30,000,000
1.75%, 11/03/04	30,000,000	29,997,191
1.75%, 11/05/04	30,000,000	29,994,167
1.75%, 11/08/04	30,000,000	29,989,792
1.75%, 11/10/04	45,000,000	44,981,332
1.80%, 11/12/04	30,000,000	29,983,949
1.81%, 11/15/04	30,000,000	29,980,256
1.76%, 11/17/04	30,000,000	29,976,533
1.76%, 11/19/04	30,000,000	29,974,656
1.81%, 11/22/04	30,000,000	29,969,456

		314,847,332

Total U.S. Government Sponsored and Agency Obligations		329,847,332

Repurchase Agreements (53.6%)

	Principal Amount	Value

CS First Boston, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $158,069,127 (Fully collateralized by U.S. Treasury Notes and U.S. Agency Securities)	$158,044,762	$158,044,762
Nomura Securities, 1.75%, dated 10/29/04, due 11/1/04, repurchase price $220,862,377 (Fully collateralized by U.S. Agency Securities and AA Corporate Bonds)	220,826,677	220,826,677

Total Repurchase Agreements		378,871,439

Total Investments (Cost $708,718,771) (a) — 100.2%		708,718,771
Liabilities in excess of other assets — (0.2)%		(1,223,827)

NET ASSETS — 100.0%		$707,494,944

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See notes to financial statements.

128 Annual Report 2004

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore Government	Gartmore Tax-Free
	Bond Fund	Bond Fund	Income Fund

Assets:
Investments, at value (cost $131,098,913; $170,926,823 and $174,261,658; respectively)	$138,159,251	$175,074,002	$189,836,949
Repurchase agreements, at cost	—	3,842,460	—

Total Investments	138,159,251	178,916,462	189,836,949

Cash	—	—	161,575
Interest and dividends receivable	1,394,379	1,535,919	3,057,859
Receivable for investments sold	994,584	9,524,728	—
Prepaid expenses and other assets	22,551	22,736	16,570

Total Assets	140,570,765	189,999,845	193,072,953

Liabilities
Payable to custodian	31,104	—	—
Distributions payable	459,242	543,488	688,292
Payable for investments purchased	—	6,349,559	—
Payable for return of collateral received for securities on loan	12,429,790	—	—
Accrued expenses and other payables
Investment advisory fees	53,951	77,225	81,365
Fund administration and transfer agent fees	22,492	24,492	28,995
Distribution fees	5,125	16,014	8,131
Administrative servicing fees	7,530	17,318	527
Other	21,531	31,770	26,367

Total Liabilities	13,030,765	7,059,866	833,677

Net Assets	$127,540,000	$182,939,979	$192,239,276

Represented by:
Capital	$124,498,122	$179,813,675	$177,412,190
Accumulated net investment income (loss)	(8,583)	18,629	(156,386)
Accumulated net realized gains (losses) on investment transactions	(4,009,877)	(1,039,504)	(591,819)
Net unrealized appreciation (depreciation) on investments	7,060,338	4,147,179	15,575,291

Net Assets	$127,540,000	$182,939,979	$192,239,276

Net Assets:
Class A Shares	$10,668,648	$55,480,750	$9,598,673
Class B Shares	102,131	169,636	370,263
Class C Shares	182,446	295,915	983,650
Class D Shares	112,630,941	121,325,444	174,451,100
Class R Shares	1,037	1,019	—
Class X Shares	3,456,715	4,557,272	6,342,480
Class Y Shares	238,157	960,733	493,110
Institutional Shares	259,925	149,210	—

Total	$127,540,000	$182,939,979	$192,239,276

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,094,274	5,351,122	899,775
Class B Shares	10,475	16,363	34,717
Class C Shares	18,694	28,541	92,423
Class D Shares	11,533,948	11,695,010	16,350,868
Class R Shares	106	98	—
Class X Shares	354,417	439,857	594,579
Class Y Shares	24,392	92,734	46,304
Institutional Shares	26,619	14,381	—

Total	13,062,925	17,638,106	18,018,666

Net asset value:
Class A Shares	$9.75	$10.37	$10.67
Class B Shares (a)	$9.75	$10.37	$10.67
Class C Shares (b)	$9.76	$10.37	$10.64
Class D Shares	$9.77	$10.37	$10.67
Class R Shares	$9.77	$10.38	$—
Class X Shares	$9.75	$10.36	$10.67
Class Y Shares	$9.76	$10.36	$10.65
Institutional Shares	$9.76	$10.38	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of:
Class A Shares	$10.24	$10.89	$11.20
Class D Shares	$10.23	$10.86	$11.17

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%

Maximum Sales Charge — Class D Shares	4.50%	4.50%	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2004 Annual Report 129

Core Series

Statements of Assets and Liabilities
October 31, 2004

	Gartmore	Gartmore Morley	Gartmore Morley
	Money Market	Enhanced Income	Capital Accumulation
	Fund	Fund	Fund

Assets:
Investments, at value (cost $1,621,839,058; $305,469,388 and $329,847,332; respectively)	$1,621,839,058	$304,313,309	$329,847,332
Repurchase agreements, at cost	—	16,807,458	378,871,439

Total Investments	1,621,839,058	321,120,767	708,718,771

Cash	14	137,669	2,829,522
Interest and dividends receivable	1,096,603	1,055,930	555,349
Receivable from adviser	—	11,555	—
Receivable for investments sold	—	—	459,261
Prepaid expenses and other assets	14,276	14,186	16,034

Total Assets	1,622,949,951	322,340,107	712,578,937

Liabilities
Payable to advisor	289	—	—
Distributions payable	1,638,244	611,083	774,223
Payable for investments purchased	—	8,213,839	3,129,876
Payable for return of collateral received for securities on loan	—	4,388,720	—
Payable for capital shares redeemed	—	—	248,182
Payable for variation margin on futures contracts	—	31,250	—
Accrued expenses and other payables
Investment advisory fees	528,662	90,306	168,820
Fund administration and transfer agent fees	181,240	29,953	99,836
Distribution fees	539	334	150,621
Administrative servicing fees	39,623	3,164	215,351
Wrapper contract premiums	—	—	214,015
Other	227,689	21,015	83,069

Total Liabilities	2,616,286	13,389,664	5,083,993

Net Assets	$1,620,333,665	$308,950,443	$707,494,944

Represented by:
Capital	$1,620,343,846	$315,585,293	$708,114,988
Accumulated net investment income (loss)	2	6,882	(50,356)
Accumulated net realized gains (losses) on investment and futures transactions	(10,183)	(5,466,903)	(569,688)
Net unrealized appreciation (depreciation) on investments and futures	—	(1,174,829)	—

Net Assets	$1,620,333,665	$308,950,443	$707,494,944

Net Assets:
Class A Shares	$—	$1,575,174	$1,584,663
Class R Shares	—	1,002	—
Institutional Class Shares	1,219,342,910	299,898,382	72,995,977
Institutional Service Class Shares	—	7,475,885	—
IRA Class Shares	—	—	369,014,026
Service Class Shares	5,952,324	—	263,900,278
Prime Shares	395,038,431	—	—

Total	$1,620,333,665	$308,950,443	$707,494,944

Shares outstanding (unlimited number of shares authorized):
Class A Shares	—	171,868	158,460
Class R Shares	—	110	—
Institutional Class Shares	1,219,401,047	32,722,029	7,299,251
Institutional Service Class Shares	—	815,360	—
IRA Class Shares	—	—	36,900,189
Service Class Shares	5,951,284	—	26,389,168
Prime Shares	395,259,828	—	—

Total	1,620,612,159	33,709,367	70,747,068

Net asset value:
Class A Shares	$—	$9.16	$10.00
Class R Shares	$—	$9.17	$—
Institutional Class Shares	$1.00	$9.17	$10.00
Institutional Service Class Shares	$—	$9.17	$—
IRA Class Shares	$—	$—	$10.00
Service Class Shares	$1.00	$—	$10.00
Prime Shares	$1.00	$—	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$—	$9.52	$10.31

Maximum Sales Charge — Class A Shares	—	3.75%	3.00%

See notes to financial statements.

130 Annual Report 2004

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore	Gartmore Government	Gartmore Tax-Free
	Bond Fund	Bond Fund	Income Fund

INVESTMENT INCOME:
Interest income	$7,138,073	$8,645,819	$9,935,439
Income from securities lending	19,488	13,025	—

Total Income	7,157,561	8,658,844	9,935,439

Expenses:
Investment advisory fees	660,495	973,826	986,039
Fund administration and transfer agent fees	190,448	246,159	265,269
Distribution fees Class A	25,430	137,887	21,755
Distribution fees Class B	636	1,011	2,310
Distribution fees Class C	575	2,500	7,253
Distribution fees Class R	4	4	—
Distribution fees Class X	30,029	44,057	56,994
Distribution fees Class Y	2,136	11,563	4,158
Administrative servicing fees Class A	6,919	73,677	104
Administrative servicing fees Class D	66,498	126,074	—
Administrative servicing fees Class R	3	3	—
Other	103,263	122,122	98,048

Total Expenses	1,086,436	1,738,883	1,441,930

Net Investment Income	6,071,125	6,919,961	8,493,509

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,939,111	(858,692)	29,089
Net change in unrealized appreciation/depreciation on investments	(2,757,638)	1,007,897	3,242,490

Net realized/unrealized gains (losses) on investments	1,181,473	149,205	3,271,579

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,252,598	$7,069,166	$11,765,088

See notes to financial statements.

2004 Annual Report 131

Core Series

Statements of Operations
For the Year Ended October 31, 2004

	Gartmore	Gartmore Morley	Gartmore Morley
	Money Market	Enhanced Income	Capital Accumulation
	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$20,722,977	$6,132,324	$25,535,404
Dividend income	14,431	—	—
Income from securities lending	—	3,672	32,752

Total Income	20,737,408	6,135,996	25,568,156

Expenses:
Investment advisory fees	6,418,662	856,504	2,693,481
Fund administration and transfer agent fees	1,914,475	270,039	947,252
Distribution fees Class A	—	5,313	1,764
Distribution fees Class R	—	4	—
Distribution fees IRA Class	—	—	1,133,029
Distribution fees Service Class	6,415	—	593,788
Administrative servicing fees Class A	—	2,031	—
Administrative servicing fees Class R	—	3	—
Administrative servicing fees Institutional Service Class	—	19,834	—
Administrative servicing fees IRA Class	—	—	172,829
Administrative servicing fees Service Class	8,857	—	427,458
Administrative servicing fees Prime Shares	247,145	—	—
Wrapper contract premiums	—	—	1,301,010
Other	488,263	100,846	369,240

Total expenses before reimbursed expenses	9,083,817	1,254,574	7,639,851
Investment advisory fees voluntarily reduced	—	—	(769,558)
Expenses reimbursed	(1,937)	(120,757)	—

Total Expenses	9,081,880	1,133,817	6,870,293

Net investment income	11,655,528	5,002,179	18,697,863

REALIZED/ UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(951)	(419,727)	(8,080,424)
Net realized gains (losses) on futures transactions	—	(1,925,046)	—
Net increase from payment by advisor for losses realized on the disposal of investments	—	—	6,254,100

Net realized gains (losses) on investment and futures transactions	(951)	(2,344,773)	(1,826,324)
Net change in unrealized appreciation/depreciation on investments and futures	—	(97,688)	1,372,707
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	(550,681)

Net realized/unrealized gains (losses) on investments futures and wrapper	(951)	(2,442,461)	(1,004,298)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,654,577	$2,559,718	$17,693,565

See notes to financial statements.

132 Annual Report 2004

Statements of Changes in Net Assets

	Gartmore				Gartmore Government
	Bond Fund				Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2004		October 31, 2003		October 31, 2004		October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,071,125		$7,453,062		$6,919,961		$9,506,317
Net realized gains (losses) on investment transactions	3,939,111		1,832,992		(858,692)		4,881,775
Net change in unrealized appreciation/depreciation on investments	(2,757,638)		1,999,768		1,007,897		(8,408,900)

Change in net assets from operations	7,252,598		11,285,822		7,069,166		5,979,192

Distributions to Class A Shareholders from:
Net investment income	(449,448)		(445,266)		(1,912,956)		(2,166,470)
Net realized gains on investments	—		—		(1,310,536)		(965,450)
Distributions to Class B Shareholders from:
Net investment income	(2,334)		(50	) (a)	(2,899)		(5	) (a)
Net realized gains on investments	—		—		(147)		—
Distributions to Class C Shareholders from:
Net investment income	(2,007)		(19	) (a)	(7,117)		(90	) (a)
Net realized gains on investments	—		—		(1,855)		—
Distributions to Class D Shareholders from:
Net investment income	(5,518,021)		(6,876,923)		(4,979,167)		(6,934,155)
Net realized gains on investments	—		—		(3,527,208)		(3,061,885)
Distributions to Class R Shareholders from:
Net investment income	(41)		(3	) (b)	(32)		(3	) (b)
Net realized gains on investments	—		—		(24)		—
Distributions to Class X Shareholders from:
Net investment income	(137,402)		(157,316)		(155,711)		(195,511)
Net realized gains on investments	—		—		(136,123)		(106,430)
Distributions to Class Y Shareholders from:
Net investment income	(9,770)		(10,690)		(40,922)		(50,035)
Net realized gains on investments	—		—		(46,030)		(18,390)
Distributions to Institutional Class Shareholders from:
Net Investment Income	(4,055	) (c)	—		(1,969	) (c)	—

Change in net assets from shareholder distributions	(6,123,078)		(7,490,267)		(12,122,696)		(13,498,424)

Change in net assets from capital transactions	(15,273,501)		(9,530,494)		(30,816,842)		(10,824,892)

Change in net assets	(14,143,981)		(5,734,939)		(35,870,372)		(18,344,124)
Net Assets:
Beginning of period	141,683,981		147,418,920		218,810,351		237,154,475

End of period	$127,540,000		$141,683,981		$182,939,979		$218,810,351

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Tax-Free
	Income Fund
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,493,509	$9,145,088
Net realized gains (losses) on investment transactions	29,089	(260,643)
Net change in unrealized appreciation/depreciation on investments	3,242,490	(117,813)

Change in net assets from operations	11,765,088	8,766,632

Distributions to Class A Shareholders from:
Net investment income	(357,117)	(309,159)
Net realized gains on investments	—	—
Distributions to Class B Shareholders from:
Net investment income	(7,762)	(9	) (a)
Net realized gains on investments	—	—
Distributions to Class C Shareholders from:
Net investment income	(24,323)	(5	) (a)
Net realized gains on investments	—	—
Distributions to Class D Shareholders from:
Net investment income	(7,852,219)	(8,569,910)
Net realized gains on investments	—	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Net realized gains on investments	—	—
Distributions to Class X Shareholders from:
Net investment income	(234,899)	(245,325)
Net realized gains on investments	—	—
Distributions to Class Y Shareholders from:
Net investment income	(17,189)	(20,680)
Net realized gains on investments	—	—
Distributions to Institutional Class Shareholders from:
Net Investment Income	—	—

Change in net assets from shareholder distributions	(8,493,509)	(9,145,088)

Change in net assets from capital transactions	(10,941,315)	(9,565,227)

Change in net assets	(7,669,736)	(9,943,683)
Net Assets:
Beginning of period	199,909,012	209,852,695

End of period	$192,239,276	$199,909,012

(a)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2004 Annual Report 133

Core Series

Statements of Changes in Net Assets

	Gartmore		Gartmore Morley
	Money Market Fund		Enhanced Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$11,655,528	$13,125,877	$5,002,179	$3,841,174
Net realized gains (losses) on investment transactions and futures	(951)	771	(2,344,773)	(302,885)
Net change in unrealized appreciation/depreciation on investments and futures	—	—	(97,688)	(2,101,594)
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	—	—

Change in net assets from operations	11,654,577	13,126,648	2,559,718	1,436,695

Distributions to Class A Shareholders from:
Net investment income	—	—	(38,436)	(66,894)
Net realized gains on investments			—	—
Distributions to Class R Shareholders from:
Net investment income	—	—	(16)	(2	) (b)
Distributions to Institutional Class Shareholders from:
Net investment income	(8,807,543)	(8,441,031)	(5,018,476)	(3,542,314)
Net realized gain on investments	—	—	—	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(152,442)	(314,815)
Distributions to IRA Class Shareholders from:
Net investment income	—	—	—	—
Net realized gain on investments
Distributions to Service Class Shareholders from:
Net investment income	(32,428)	(534,990)	—	—
Net realized gain on investments	—	—
Distributions to Prime Class Shareholders from:
Net investment income	(2,815,557)	(4,238,813)	—	—

Change in net assets from shareholder distributions	(11,655,528)	(13,214,834)	(5,209,370)	(3,924,025)

Change in net assets from share transactions	(73,315,619)	(119,774,015)	144,235,418	100,365,305

Change in net assets	(73,316,570)	(119,862,201)	141,585,766	97,877,975
Net Assets:
Beginning of period	1,693,650,235	1,813,512,436	167,364,677	69,486,702

End of period	$1,620,333,665	$1,693,650,235	$308,950,443	$167,364,677

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Gartmore Morley
	Capital Accumulation Fund
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$18,697,863	$12,081,257
Net realized gains (losses) on investment transactions and futures	(1,826,324)	(409)
Net change in unrealized appreciation/depreciation on investments and futures	1,372,707	(4,604,412)
Net change in unrealized appreciation/depreciation on wrapper contracts	(550,681)	4,002,639

Change in net assets from operations	17,693,565	11,479,075

Distributions to Class A Shareholders from:
Net investment income	(14,701)	(518	) (a)
Net realized gains on investments	(190)	—
Distributions to Class R Shareholders from:
Net investment income	—	—
Distributions to Institutional Class Shareholders from:
Net investment income	(2,052,609)	(1,122,822)
Net realized gain on investments	(46,583)	—
Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—
Distributions to IRA Class Shareholders from:
Net investment income	(10,365,445)	(6,252,425)
Net realized gain on investments	(289,512)	—
Distributions to Service Class Shareholders from:
Net investment income	(5,233,773)	(4,103,264)
Net realized gain on investments	(145,883)	—
Distributions to Prime Class Shareholders from:
Net investment income	—	—

Change in net assets from shareholder distributions	(18,148,696)	(11,479,029)

Change in net assets from share transactions	49,914,041	516,116,660

Change in net assets	49,458,910	516,116,706
Net Assets:
Beginning of period	658,036,034	141,919,328

End of period	$707,494,944	$658,036,034

(a)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

134 Annual Report 2004

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund

					Distributions
		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from	Net		Net Asset
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Value, End	Total
	of Period	Income	Investments	Activities	Income	Distributions	of Period	Return (c)

Class A Shares
Year Ended October 31, 2000	$9.07	0.57	(0.32)	0.25	(0.57)	(0.57)	$8.75	2.87%
Year Ended October 31, 2001	$8.75	0.52	0.84	1.36	(0.53)	(0.53)	$9.58	16.01%
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35	(0.50)	(0.50)	$9.43	3.84%
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70	(0.46)	(0.46)	$9.67	7.55%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%
Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	0.18	0.24	(0.06)	(0.06)	$9.67	2.50%	(i)
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%
Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	0.18	0.24	(0.06)	(0.06)	$9.68	2.49%	(i)
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%
Class D Shares
Year Ended October 31, 2000	$9.09	0.59	(0.33)	0.26	(0.59)	(0.59)	$8.76	2.97%
Year Ended October 31, 2001	$8.76	0.54	0.84	1.38	(0.55)	(0.55)	$9.59	16.23%
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37	(0.52)	(0.52)	$9.44	4.07%
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73	(0.49)	(0.49)	$9.68	7.81%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%
Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%	) (i)
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%
Class X Shares
Year Ended October 31, 2000	$9.08	0.52	(0.33)	0.19	(0.52)	(0.52)	$8.75	2.15%
Year Ended October 31, 2001	$8.75	0.47	0.84	1.31	(0.48)	(0.48)	$9.58	15.33%
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.43	3.26%
Year Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65	(0.41)	(0.41)	$9.67	6.98%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%
Class Y Shares
Period Ended October 31, 2001 (g)	$9.19	0.25	0.40	0.65	(0.25)	(0.25)	$9.59	7.25%	(i)
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.44	3.26%
Year Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65	(0.41)	(0.41)	$9.68	6.97%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%
Institutional Shares
Period Ended October 31, 2004 (h)	$9.50	0.15	0.26	0.41	(0.15)	(0.15)	$9.76	4.32%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of
						Ratio of	Investment
				Ratio of Net		Expenses	Income
	Net Assets	Ratio of		Investment		(Prior to	(Prior to
	at End of	Expenses		Income		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$3,458	1.05%		6.42%		(k)	(k)	72.80%
Year Ended October 31, 2001	$4,775	1.14%		5.71%		(k)	(k)	42.47%
Year Ended October 31, 2002	$7,551	1.06%		5.34%		(k)	(k)	27.66%
Year Ended October 31, 2003	$10,128	1.08%		4.74%		(k)	(k)	17.73%
Year Ended October 31, 2004	$10,669	1.04%		4.38%		(k)	(k)	17.20%
Class B Shares
Period Ended October 31, 2003 (d)	$24	1.83%	(j)	3.62%	(j)	(k)	(k)	17.73%
Year Ended October 31, 2004	$102	1.72%		3.64%		(k)	(k)	17.20%
Class C Shares
Period Ended October 31, 2003 (d)	$9	1.87%	(j)	3.60%	(j)	(k)	(k)	17.73%
Year Ended October 31, 2004	$182	1.72%		3.48%		(k)	(k)	17.20%
Class D Shares
Year Ended October 31, 2000	$108,413	0.83%		6.62%		(k)	(k)	72.80%
Year Ended October 31, 2001	$132,034	0.92%		5.94%		(k)	(k)	42.47%
Year Ended October 31, 2002	$136,049	0.83%		5.58%		(k)	(k)	27.66%
Year Ended October 31, 2003	$127,591	0.82%		5.00%		(k)	(k)	17.73%
Year Ended October 31, 2004	$112,631	0.78%		4.64%		(k)	(k)	17.20%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.85%	(j)	3.48%	(j)	1.95%	3.38%	17.73%
Year Ended October 31, 2004	$1	1.37%		3.99%		(k)	(k)	17.20%
Class X Shares
Year Ended October 31, 2000	$1,707	1.64%		5.83%		(k)	(k)	72.80%
Year Ended October 31, 2001	$2,935	1.72%		5.10%		(k)	(k)	42.47%
Year Ended October 31, 2002	$3,548	1.62%		4.79%		(k)	(k)	27.66%
Year Ended October 31, 2003 (f)	$3,674	1.60%		4.22%		(k)	(k)	17.73%
Year Ended October 31, 2004	$3,457	1.57%		3.85%		(k)	(k)	17.20%
Class Y Shares
Period Ended October 31, 2001 (g)	$162	1.74%	(j)	4.77%	(j)	(k)	(k)	42.47%
Year Ended October 31, 2002	$272	1.62%		4.78%		(k)	(k)	27.66%
Year Ended October 31, 2003 (f)	$256	1.60%		4.21%		(k)	(k)	17.73%
Year Ended October 31, 2004	$238	1.57%		3.85%		(k)	(k)	17.20%
Institutional Shares
Period Ended October 31, 2004 (h)	$260	0.73%	(j)	4.51%	(j)	(k)	(k)	17.20%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions during the period.

See notes to financial statements.

2004 Annual Report 135

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Government Bond Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$9.89	0.57	0.13	0.70
Year Ended October 31, 2001	$10.00	0.53	0.95	1.48
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38
Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31
Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31
Class D Shares
Year Ended October 31, 2000	$9.89	0.59	0.14	0.73
Year Ended October 31, 2001	$10.01	0.55	0.95	1.50
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40
Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	(0.16)	(0.12)
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35
Class X Shares
Year Ended October 31, 2000	$9.89	0.51	0.13	0.64
Year Ended October 31, 2001	$10.00	0.47	0.94	1.41
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32
Class Y Shares
Period Ended October 31, 2001 (g)	$10.47	0.24	0.47	0.71
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32
Institutional Shares
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net	Net		Net Asset
	Investment	Realized	Total	Value, End	Total
	Income	Gains	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.57)	(0.02)	(0.59)	$10.00	7.40%
Year Ended October 31, 2001	(0.53)	—	(0.53)	$10.95	15.21%
Year Ended October 31, 2002	(0.45)	(0.20)	(0.65)	$10.95	6.42%
Year Ended October 31, 2003	(0.40)	(0.19)	(0.59)	$10.61	2.29%
Year Ended October 31, 2004	(0.36)	(0.26)	(0.62)	$10.37	3.68%
Class B Shares
Period Ended October 31, 2003 (d)	(0.05)	—	(0.05)	$10.61	1.73%	(i)
Year Ended October 31, 2004	(0.29)	(0.26)	(0.55)	$10.37	3.04%
Class C Shares
Period Ended October 31, 2003 (d)	(0.05)	—	(0.05)	$10.61	1.73%	(i)
Year Ended October 31, 2004	(0.29)	(0.26)	(0.55)	$10.37	3.03%
Class D Shares
Year Ended October 31, 2000	(0.59)	(0.02)	(0.61)	$10.01	7.73%
Year Ended October 31, 2001	(0.55)	—	(0.55)	$10.96	15.43%
Year Ended October 31, 2002	(0.48)	(0.20)	(0.68)	$10.95	6.61%
Year Ended October 31, 2003	(0.43)	(0.19)	(0.62)	$10.62	2.67%
Year Ended October 31, 2004	(0.39)	(0.26)	(0.65)	$10.37	3.87%
Class R Shares
Period Ended October 31, 2003 (e)	(0.03)	—	(0.03)	$10.62	(1.12%	) (i)
Year Ended October 31, 2004	(0.33)	(0.26)	(0.59)	$10.38	3.41%
Class X Shares
Year Ended October 31, 2000	(0.51)	(0.02)	(0.53)	$10.00	6.72%
Year Ended October 31, 2001	(0.47)	—	(0.47)	$10.94	14.41%
Year Ended October 31, 2002	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Class Y Shares
Period Ended October 31, 2001 (g)	(0.24)	—	(0.24)	$10.94	6.89%	(i)
Year Ended October 31, 2002	(0.40)	(0.20)	(0.60)	$10.93	5.80%
Year Ended October 31, 2003 (f)	(0.35)	(0.19)	(0.54)	$10.61	2.00%
Year Ended October 31, 2004	(0.31)	(0.26)	(0.57)	$10.36	3.10%
Institutional Shares
Period Ended October 31, 2004 (h)	(0.13)	—	(0.13)	$10.38	4.00%	(i)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Year Ended October 31, 2000	$54,796	0.99%		5.84%		1.05%		5.78%		107.86%
Year Ended October 31, 2001	$57,336	0.99%		5.12%		1.20%		4.91%		159.68%
Year Ended October 31, 2002	$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$56,589	1.10%		3.76%		(k)		(k)		106.65%
Year Ended October 31, 2004	$55,481	1.07%		3.37%		(k)		(k)		110.72%
Class B Shares
Period Ended October 31, 2003 (d)	$1	1.80%	(j	) 3.52%	(j)	(k)		(k)		106.65%
Year Ended October 31, 2004	$170	1.69%		2.75%		(k)		(k)		110.72%
Class C Shares
Period Ended October 31, 2003 (d)	$65	1.76%	(j)	4.11%	(j)	(k)		(k)		106.65%
Year Ended October 31, 2004	$296	1.69%		2.75%		(k)		(k)		110.72%
Class D Shares
Year Ended October 31, 2000	$55,812	0.78%		6.03%		0.78%		6.03%		107.86%
Year Ended October 31, 2001	$124,117	0.79%		5.24%		0.90%		5.13%		159.68%
Year Ended October 31, 2002	$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$154,556	0.82%		4.03%		(k)		(k)		106.65%
Year Ended October 31, 2004	$121,325	0.78%		3.66%		(k)		(k)		110.72%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.48%	(j	) 4.13%	(j)	1.58%	(j)	4.03%	(j)	106.65%
Year Ended October 31, 2004	$1	1.37%		3.12%		(k)		(k)		110.72%
Class X Shares
Year Ended October 31, 2000	$1,129	1.63%		5.19%		1.63%		5.19%		107.86%
Year Ended October 31, 2001	$4,024	1.64%		4.27%		1.68%		4.23%		159.68%
Year Ended October 31, 2002	$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$5,689	1.57%		3.29%		(k)		(k)		106.65%
Year Ended October 31, 2004	$4,557	1.54%		2.91%		(k)		(k)		110.72%
Class Y Shares
Period Ended October 31, 2001 (g)	$449	1.64%	(j	) 4.20%	(j)	1.73%	(j)	4.11%	(j)	159.68%
Year Ended October 31, 2002	$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$1,910	1.57%		3.28%		(k)		(k)		106.65%
Year Ended October 31, 2004	$961	1.54%		2.93%		(k)		(k)		110.72%
Institutional Shares
Period Ended October 31, 2004 (h)	$14	0.69%	(j	) 3.66%	(j)	(k)		(k)		110.72%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(g)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Not annualized.
(j)	Annualized.
(k)	There were no fee reductions during the period.

See notes to financial statements.

136 Annual Report 2004

Gartmore Tax-Free Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning	Investment	(Losses) on	Investment
	of Period	Income	Investments	Activities

Class A Shares
Year Ended October 31, 2000	$9.79	0.50	0.25	0.75
Year Ended October 31, 2001	$10.04	0.46	0.49	0.95
Year Ended October 31, 2002	$10.51	0.47	—	0.47
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61
Class B Shares
Period Ended October 31, 2003 (d)	$10.28	0.06	0.20	0.26
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54
Class C Shares
Period Ended October 31, 2003 (d)	$10.27	0.06	0.20	0.26
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53
Class D Shares
Year Ended October 31, 2000	$9.78	0.53	0.25	0.78
Year Ended October 31, 2001	$10.03	0.49	0.49	0.98
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64
Class X Shares
Year Ended October 31, 2000	$9.78	0.44	0.25	0.69
Year Ended October 31, 2001	$10.03	0.40	0.49	0.89
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41
Year Ended October 31, 2003 (e)	$10.51	0.38	(0.02)	0.36
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55
Class Y Shares
Period Ended October 31, 2001 (f)	$10.32	0.22	0.16	0.38
Year Ended October 31, 2002	$10.48	0.41	—	0.41
Year Ended October 31, 2003 (e)	$10.49	0.39	(0.03)	0.36
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Year Ended October 31, 2000	(0.50)	(0.50)	$10.04	7.90%
Year Ended October 31, 2001	(0.48)	(0.48)	$10.51	9.70%
Year Ended October 31, 2002	(0.47)	(0.47)	$10.51	4.57%
Year Ended October 31, 2003	(0.44)	(0.44)	$10.49	4.09%
Year Ended October 31, 2004	(0.43)	(0.43)	$10.67	5.97%
Class B Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$10.48	2.48%	(g)
Year Ended October 31, 2004	(0.35)	(0.35)	$10.67	5.28%
Class C Shares
Period Ended October 31, 2003 (d)	(0.06)	(0.06)	$10.47	2.48%	(g)
Year Ended October 31, 2004	(0.36)	(0.36)	$10.64	5.12%
Class D Shares
Year Ended October 31, 2000	(0.53)	(0.53)	$10.03	8.18%
Year Ended October 31, 2001	(0.51)	(0.51)	$10.50	9.99%
Year Ended October 31, 2002	(0.49)	(0.49)	$10.51	4.94%
Year Ended October 31, 2003	(0.47)	(0.47)	$10.49	4.36%
Year Ended October 31, 2004	(0.46)	(0.46)	$10.67	6.23%
Class X Shares
Year Ended October 31, 2000	(0.44)	(0.44)	$10.03	7.27%
Year Ended October 31, 2001	(0.42)	(0.42)	$10.50	9.06%
Year Ended October 31, 2002	(0.40)	(0.40)	$10.51	4.05%
Year Ended October 31, 2003 (e)	(0.38)	(0.38)	$10.49	3.48%
Year Ended October 31, 2004	(0.37)	(0.37)	$10.67	5.34%
Class Y Shares
Period Ended October 31, 2001 (f)	(0.22)	(0.22)	$10.48	3.73%	(g)
Year Ended October 31, 2002	(0.40)	(0.40)	$10.49	4.06%
Year Ended October 31, 2003 (e)	(0.38)	(0.38)	$10.47	3.49%
Year Ended October 31, 2004	(0.37)	(0.37)	$10.65	5.35%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
							Ratio of
						Ratio of	Investment
				Ratio of Net		Expenses	Income
	Net Assets	Ratio of		Investment		(Prior to	(Prior to
	at End of	Expenses		Income		Reimbursements)	Reimbursements)
	Period	to Average		to Average		to Average	to Average	Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2000	$3,792	0.94%		5.09%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,837	1.00%		4.56%		(i)	(i)	7.29%
Year Ended October 31, 2002	$7,586	0.99%		4.48%		(i)	(i)	27.77%
Year Ended October 31, 2003	$7,580	0.98%		4.20%		(i)	(i)	16.91%
Year Ended October 31, 2004	$9,599	0.93%		4.10%		(i)	(i)	0.00%
Class B Shares
Period Ended October 31, 2003 (d)	$41	1.72%	(h)	3.54%	(h)	(i)	(i)	16.91%
Year Ended October 31, 2004	$370	1.68%		3.36%		(i)	(i)	0.00%
Class C Shares
Period Ended October 31, 2003 (d)	$1	1.72%	(h)	3.65%	(h)	(i)	(i)	16.91%
Year Ended October 31, 2004	$984	1.66%		3.32%		(i)	(i)	0.00%
Class D Shares
Year Ended October 31, 2000	$204,337	0.70%		5.35%		0.70%	5.35%	7.08%
Year Ended October 31, 2001	$202,942	0.75%		4.82%		(i)	(i)	7.29%
Year Ended October 31, 2002	$195,601	0.73%		4.74%		(i)	(i)	27.77%
Year Ended October 31, 2003	$184,774	0.72%		4.47%		(i)	(i)	16.91%
Year Ended October 31, 2004	$174,451	0.68%		4.35%		(i)	(i)	0.00%
Class X Shares
Year Ended October 31, 2000	$4,601	1.55%		4.50%		(i)	(i)	7.08%
Year Ended October 31, 2001	$5,592	1.60%		3.96%		(i)	(i)	7.29%
Year Ended October 31, 2002	$6,445	1.58%		3.88%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$6,861	1.57%		3.61%		(i)	(i)	16.91%
Year Ended October 31, 2004	$6,342	1.53%		3.50%		(i)	(i)	0.00%
Class Y Shares
Period Ended October 31, 2001 (f)	$115	1.62%	(h)	3.98%	(h)	(i)	(i)	7.29%
Year Ended October 31, 2002	$221	1.59%		3.87%		(i)	(i)	27.77%
Year Ended October 31, 2003 (e)	$652	1.57%		3.61%		(i)	(i)	16.91%
Year Ended October 31, 2004	$493	1.54%		3.51%		(i)	(i)	0.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(f)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions during the period.

See notes to financial statements.

2004 Annual Report 137

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Money Market Fund

		Investment Activities
	Net Asset		Total
	Value,	Net	from
	Beginning	Investment	Investment
	of Period	Income	Activities

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01
Service Class Shares
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01
Prime Shares
Year Ended October 31, 2000	$1.00	0.06	0.06
Year Ended October 31, 2001	$1.00	0.04	0.04
Year Ended October 31, 2002	$1.00	0.01	0.01
Year Ended October 31, 2003	$1.00	0.01	0.01
Year Ended October 31, 2004	$1.00	0.01	0.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return

Institutional Class Shares
Period Ended October 31, 2002 (b)	(0.01)	(0.01)	$1.00	1.12%	(d)
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.77%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.73%
Service Class Shares
Year Ended October 31, 2000	(0.06)	(0.06)	$1.00	5.64%
Year Ended October 31, 2001	(0.04)	(0.04)	$1.00	4.15%
Year Ended October 31, 2002	(0.01)	(0.01)	$1.00	1.11%
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.59%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.52%
Prime Shares
Year Ended October 31, 2000	(0.06)	(0.06)	$1.00	5.74%
Year Ended October 31, 2001	(0.04)	(0.04)	$1.00	4.22%
Year Ended October 31, 2002	(0.01)	(0.01)	$1.00	1.23%
Year Ended October 31, 2003	(0.01)	(0.01)	$1.00	0.69%
Year Ended October 31, 2004	(0.01)	(0.01)	$1.00	0.67%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average
	(000s)	Net Assets		Net Assets		Net Assets (a)		Net Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$8,606	0.59%	(e)	1.25%	(e)	(c	)	(c	)
Year Ended October 31, 2003	$1,214,406	0.56%		0.73%		(c	)	(c	)
Year Ended October 31, 2004	$1,219,343	0.54%		0.73%		(c	)	(c	)
Service Class Shares
Year Ended October 31, 2000	$256,221	0.75%		5.68%		0.86%		5.57%
Year Ended October 31, 2001	$440,874	0.75%		3.85%		0.91%		3.69%
Year Ended October 31, 2002	$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$8,473	0.75%		0.89%		0.92%		0.72%
Year Ended October 31, 2004	$5,952	0.75%		0.51%		0.78%		0.48%
Prime Shares
Year Ended October 31, 2000	$1,241,194	0.65%		5.58%		0.65%		5.58%
Year Ended October 31, 2001	$1,385,774	0.68%		4.10%		(c	)	(c	)
Year Ended October 31, 2002	$1,177,541	0.70%		1.22%		(c	)	(c	)
Year Ended October 31, 2003	$470,771	0.64%		0.73%		(c	)	(c	)
Year Ended October 31, 2004	$395,038	0.60%		0.66%		(c	)	(c	)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	There were no fee reductions in this period.
(d)	Not annualized.
(e)	Annualized.

See notes to financial statements.

138 Annual Report 2004

Gartmore Morley Enhanced Income Fund

		Investment Activities
			Net Realized
			and
	Net Asset		Unrealized	Total
	Value,	Net	Gains	from
	Beginning of	Investment	(Losses) on	Investment
	Period	Income	Investments	Activities

Class A Shares
Period Ended October 31, 2000 (d)	$10.00	0.48	(0.10)	0.38
Year Ended October 31, 2001	$9.90	0.52	(0.20)	0.32
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07
Class R Shares
Period Ended October 31, 2003 (e)	$9.30	0.02	(0.03)	(0.01)
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04
Institutional Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.51	(0.11)	0.40
Year Ended October 31, 2001	$9.89	0.56	(0.19)	0.37
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$10.00	0.49	(0.10)	0.39
Year Ended October 31, 2001	$9.90	0.54	(0.19)	0.35
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
	Net		Net Asset
	Investment	Total	Value, End	Total
	Income	Distributions	of Period	Return (a)

Class A Shares
Period Ended October 31, 2000 (d)	(0.48)	(0.48)	$9.90	3.86%	(f)
Year Ended October 31, 2001	(0.52)	(0.52)	$9.70	3.26%
Year Ended October 31, 2002	(0.41)	(0.41)	$9.44	1.60%
Year Ended October 31, 2003	(0.30)	(0.30)	$9.26	1.31%
Year Ended October 31, 2004	(0.17)	(0.17)	$9.16	0.73%
Class R Shares
Period Ended October 31, 2003 (e)	(0.02)	(0.02)	$9.27	(0.13%	) (f)
Year Ended October 31, 2004	(0.14)	(0.14)	$9.17	0.48%
Institutional Class Shares
Period Ended October 31, 2000 (d)	(0.51)	(0.51)	$9.89	4.16%	(f)
Year Ended October 31, 2001	(0.56)	(0.56)	$9.70	3.83%
Year Ended October 31, 2002	(0.45)	(0.45)	$9.44	1.96%
Year Ended October 31, 2003	(0.33)	(0.33)	$9.26	1.64%
Year Ended October 31, 2004	(0.20)	(0.20)	$9.17	1.07%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	(0.49)	(0.49)	$9.90	4.02%	(f)
Year Ended October 31, 2001	(0.54)	(0.54)	$9.71	3.57%
Year Ended October 31, 2002	(0.42)	(0.42)	$9.44	1.60%
Year Ended October 31, 2003	(0.31)	(0.31)	$9.27	1.50%
Year Ended October 31, 2004	(0.18)	(0.18)	$9.17	0.82%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios / Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income
	Net Assets	Ratio of		Investment		(Prior to		(Prior to
	at End of	Expenses		Income		Reimbursements)		Reimbursements)
	Period	to Average		to Average		to Average		to Average		Portfolio
	(000s)	Net Assets		Net Assets		Net Assets (b)		Net Assets (b)		Turnover (c)

Class A Shares
Period Ended October 31, 2000 (d)	$368	0.90%	(g)	5.90%	(g)	2.63%	(g)	4.17%	(g)	4.42%
Year Ended October 31, 2001	$629	0.90%		5.18%		1.51%		4.57%		46.50%
Year Ended October 31, 2002	$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Year Ended October 31, 2004	$1,575	0.80%		1.74%		0.85%		1.69%		51.59%
Class R Shares
Period Ended October 31, 2003 (e)	$1	1.05%	(g)	2.01%	(g)	1.15%	(g)	1.91%	(g)	29.97%
Year Ended October 31, 2004	$1	1.00%		1.49%		1.00%		1.49%		51.59%
Institutional Class Shares
Period Ended October 31, 2000 (d)	$497	0.45%	(g)	6.44%	(g)	2.13%	(g)	4.76%	(g)	4.42%
Year Ended October 31, 2001	$10,144	0.45%		5.39%		0.98%		4.86%		46.50%
Year Ended October 31, 2002	$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Year Ended October 31, 2004	$299,898	0.45%		2.05%		0.50%		2.00%		51.59%
Institutional Service Class Shares
Period Ended October 31, 2000 (d)	$11,614	0.70%	(g)	5.96%	(g)	1.73%	(g)	4.93%	(g)	4.42%
Year Ended October 31, 2001	$11,593	0.70%		5.45%		1.44%		4.71%		46.50%
Year Ended October 31, 2002	$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Year Ended October 31, 2004	$7,476	0.70%		1.84%		0.75%		1.79%		51.59%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2004 Annual Report 139

Financial Highlights
Selected Data for Each Share of Capital Outstanding

Core Series

Gartmore Morley Capital Accumulation Fund

		Investment Activities
			Net Realized
			and
	Net Asset	Net	Unrealized
	Value,	Investment	Gains	Total from
	Beginning of	Income	(Losses) on	Investment
	Period	(Loss)	Investments	Activities

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	—	0.08
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Institutional Class Shares
Year Ended October 31, 2000	$10.00	0.57	0.01	0.58
Year Ended October 31, 2001	$10.00	0.59	—	0.59
Year Ended October 31, 2002	$10.00	0.47	—	0.47
Year Ended October 31, 2003	$10.00	0.34	—	0.34
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20
IRA Class Shares
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.43	—	0.43
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16
Service Class Shares
Year Ended October 31, 2000	$10.00	0.53	0.01	0.54
Year Ended October 31, 2001	$10.00	0.55	—	0.55
Year Ended October 31, 2002	$10.00	0.44	—	0.44
Year Ended October 31, 2003	$10.00	0.30	—	0.30
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Distributions
						Capital	Net Asset
	Net					Contributions	Value, End of
	Investment	Net Realized	Total	Reverse		from	Period	Total
	Income	Gains	Distributions	Stock Split		Adviser	(000’s)	Return (a)

Class A Shares
Period Ended October 31, 2003 (d)	(0.08)	—	(0.08)	—		—	$10.00	0.76%	(e)
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01 (	h)	0.07	$10.00	2.35%	(i)
Institutional Class Shares
Year Ended October 31, 2000	(0.58)	—	(0.58)	—		—	$10.00	5.93%
Year Ended October 31, 2001	(0.59)	—	(0.59)	—		—	$10.00	6.06%
Year Ended October 31, 2002	(0.47)	(0.04)	(0.51)	0.04 (	g)	—	$10.00	4.84%
Year Ended October 31, 2003	(0.34)	—	(0.34)	—		—	$10.00	3.41%
Year Ended October 31, 2004	(0.27)	(0.01)	(0.28)	0.01 (	h)	0.07	$10.00	2.69%	(j)
IRA Class Shares
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		—	$10.00	5.51%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		—	$10.00	5.64%
Year Ended October 31, 2002	(0.43)	(0.04)	(0.47)	0.04 (	g)	—	$10.00	4.41%
Year Ended October 31, 2003	(0.30)	—	(0.30)	—		—	$10.00	2.99%
Year Ended October 31, 2004	(0.23)	(0.01)	(0.24)	0.01 (	h)	0.07	$10.00	2.30%	(k)
Service Class Shares
Year Ended October 31, 2000	(0.54)	—	(0.54)	—		—	$10.00	5.52%
Year Ended October 31, 2001	(0.55)	—	(0.55)	—		—	$10.00	5.64%
Year Ended October 31, 2002	(0.44)	(0.04)	(0.48)	0.04 (	g)	—	$10.00	4.44%
Year Ended October 31, 2003	(0.30)	—	(0.30)	—		—	$10.00	3.05%
Year Ended October 31, 2004	(0.22)	(0.01)	(0.23)	0.01 (	h)	0.07	$10.00	2.26%	(l)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Ratios/Supplemental Data
								Ratio of Net
						Ratio of		Investment
				Ratio of Net		Expenses		Income
		Ratio of		Investment		(Prior to		(Prior to
	Net Assets at	Expenses to		Income to		Reimbursements)		Reimbursements)
	End of	Average Net		Average Net		to Average		to Average		Portfolio
	Period (000s)	Assets		Assets		Net Assets (b)		Net Assets (a)		Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$42	0.95%	(f)	2.68%	(f)	1.05%	(f)	2.58%	(f)	16.61%
Year Ended October 31, 2004	$1,585	0.86%		2.08%		0.96%		1.98%		129.96%
Institutional Class Shares
Year Ended October 31, 2000	$8,973	0.55%		5.85%		1.47%		4.93%		28.30%
Year Ended October 31, 2001	$15,531	0.55%		5.83%		0.83%		5.55%		59.67%
Year Ended October 31, 2002	$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Year Ended October 31, 2004	$72,996	0.54%		2.63%		0.64%		2.53%		129.96%
IRA Class Shares
Year Ended October 31, 2000	$1,867	0.95%		5.38%		1.81%		4.52%		28.30%
Year Ended October 31, 2001	$2,073	0.95%		5.46%		1.19%		5.22%		59.67%
Year Ended October 31, 2002	$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Year Ended October 31, 2004	$369,014	0.91%		2.29%		1.01%		2.19%		129.96%
Service Class Shares
Year Ended October 31, 2000	$8,820	0.95%		5.51%		1.80%		4.66%		28.30%
Year Ended October 31, 2001	$24,871	0.95%		5.45%		1.23%		5.17%		59.67%
Year Ended October 31, 2002	$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Year Ended October 31, 2004	$263,900	0.97%		2.20%		1.07%		2.10%		129.96%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(e)	Not annualized.
(f)	Annualized.
(g)	Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(h)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%. See footnote 3(i).
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%. See footnote 3(i).
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%. See footnote 3(i).
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%. See footnote 3(i).

See notes to financial statements.

140 Annual Report 2004

Notes to Financial Statements
October 31, 2004

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2004, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-five (45) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 16 funds listed below (individually a “Fund,” collectively the “Funds”):

-	Gartmore Growth Fund (“Growth”)
-	Gartmore Large Cap Value Fund (“Large Cap Value”)
-	Gartmore Nationwide Fund (“Nationwide”)
-	Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)
-	Gartmore Small Cap Fund (“Small Cap”) (formerly Nationwide Small Cap Fund)
-	Gartmore Investor Destinations Aggressive Fund (“Aggressive”)
-	Gartmore Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive”)
-	Gartmore Investor Destinations Moderate Fund (“Moderate”)
-	Gartmore Investor Destinations Moderately Conservative Fund (“Moderately Conservative”)
-	Gartmore Investor Destinations Conservative Fund (“Conservative”)
-	Gartmore Bond Fund (“Bond”)
-	Gartmore Government Bond Fund (“Government Bond”)
-	Gartmore Tax-Free Income Fund (“Tax-Free Income”)
-	Gartmore Money Market Fund (“Money Market”)
-	Gartmore Morley Enhanced Income Fund (“Morley Enhanced Income”)
-	Gartmore Morley Capital Accumulation Fund (“Morley Capital Accumulation”)

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (collectively, the “Investor Destinations Funds”) are constructed as “fund of funds” which means that these Funds pursue their investment objectives primarily by allocating their investments among other mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

Pursuant to a plan and agreement of redomestication and reorganization, dated September 15, 2004, the shareholders of the Trust will be requested, at a special meeting to be held on December 23, 2004, to approve the redomestication of the Trust to a Delaware statutory trust; said Trust redomestication is expected to be effective as of March 1, 2005. The redomestication is a change in statutory status and will not affect the operations of the Trust.

2. Nationwide Large Cap Growth Fund Reorganization

The Trust entered an agreement and plan of reorganization (“the Nationwide Large Cap Growth Fund Reorganization”) on behalf of the Nationwide Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Growth Fund, that provides for the acquisition by the Growth Fund of all of the assets, subject to stated liabilities, of the Large Cap Growth Fund, in exchange for Class A, Class B, Class C and Institutional Service Class shares of the Growth Fund, the distribution of such shares to the shareholders of the Large Cap Growth Fund and the dissolution of the Large Cap Growth Fund. The Nationwide Large Cap Growth Fund Reorganization, which qualified as a tax-free exchange for

2004 Annual Report 141

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

Federal income tax purposes, was completed on December 21, 2003 following approval by shareholders of Large Cap Growth Fund at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation immediately before and after the Nationwide Large Cap Growth Fund Reorganization:

			After
	Before Reorganization		Reorganization

	Nationwide	Gartmore	Gartmore
	Large Cap Growth Fund	Growth Fund	Growth Fund

Shares*	3,393,729	53,273,719	57,915,856

Net assets	$27,802,691	$324,580,837	$352,383,528

Net asset value:
Class A	8.22	6.02	6.02
Class B	7.87	5.59	5.59
Class C	7.87	5.60	5.60
Class D	—	6.10	6.10
Class R	—	6.09	6.09
Institutional Service Class	—	6.11	6.11

Unrealized appreciation (depreciation)	2,323,026	34,205,248	36,528,274

Accumulated net realized loss	(23,742,357)	(297,064,522)	(320,806,879)

*	The share amounts after reorganization, reflected above, contain adjustments required to maintain the net asset value of the acquiring fund.

3. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange to date have been valued at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds’ Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings, (ii) the discount from market value of a similar, freely traded security,

142 Annual Report 2004

(iii) the yield-to-maturity for debt issues, or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Beginning July 1, 2004, the Funds holding foreign equity securities (the “Foreign Equity Funds”) began to value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straightline) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair market value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

Prior to October 4, 2004, the wrap contracts purchased and held by the Gartmore Morley Capital Accumulation Fund were valued in accordance with policies and procedures established and adopted by the Board of Trustees which the Board believed accurately reflected the value of such Fund’s wrap contracts in accordance with the procedures of the Board. [During the time prior to October 4, 2004, other fair and reasonable valuation methodologies were permitted to be utilized in certain circumstances including, but not limited to: (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees, or its delegate, may have determined that a wrap provider would no longer have been able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may have been determined to be less than the difference between book value and the market value of covered assets. In these situations the Morley Capital Accumulation Fund would have experienced variability in its NAV per share.] Beginning on October 4, 2004, through December 5, 2004, the Fund valued its securities using the amortized cost methodology in seeking to continue to maintain a stable NAV of $10.00 per share without the use of wrap contracts to stabilize the NAV. On December 6, 2004, upon the Fund’s change to a short

2004 Annual Report 143

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

duration bond fund with a fluctuating NAV, the Fund commenced valuation of its securities using the Fund’s valuation procedures.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

(e)	Securities Lending

To generate additional income, each of the Funds, with the exception of the Money Market Fund, may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the Fund receives cash or securities as collateral with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter requiring the borrower to mark to market the collateral on a daily basis so that the market value of the collateral does not fall below 100% of the market value of the portfolio securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good

144 Annual Report 2004

standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers. The cash collateral received by the Funds at October 31, 2004, was pooled and invested in the following:

Security Type	Security Name	Market Value	Maturity Rate	Maturity Date

Commercial Paper	AJAX Bambino Funding Ltd.	$8,786,531	1.90%	11/18/04

Funding Agreement	GE Life and Annuity	5,500,000	1.97%	11/15/04

Master Note — Floating	CDC Financial Product Inc.	11,000,000	1.98%	11/01/04

Master Note — Floating	Goldman Sachs Group LP	4,000,000	2.06%	11/01/04

Medium Term Note — Fixed	Concord Minutemen C.C. LLC	9,202,236	1.86%	11/09/04

Medium Term Note — Floating	Countrywide Home Loans Inc.	10,011,233	1.84%	11/23/04

Medium Term Note — Floating	Pacific Life Global Funding	9,996,052	2.18%	01/26/05

Money Market Fund	JPM S/ L Collateral Investment	2,600,000	1.81%	11/01/04

Repurchase Agreement	Barclays Capital	30,246,709	1.91%	11/01/04

Yankee Certificates of Deposit — Floating	RABOBANK, New York	9,993,998	1.88%	11/01/04

Yankee Certificates of Deposit — Floating	Societe Generale, New York	2,999,579	1.82%	11/01/04

As of October 31, 2004, the following Funds had securities with the following market value on loan:

	Market Value
	of Loaned	Market Value
Fund	Securities	of Collateral*

Growth	$9,904,917	$10,149,468

Large Cap Value	324,902	338,250

Nationwide	69,978,879	70,993,578

Small Cap	5,880,534	6,036,533

Bond	16,309,036	16,531,503

Government Bond	20,775,091	21,190,593

Morley Enhanced Income	10,337,799	10,546,222

*	Includes securities and cash collateral

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Nationwide, Mid Cap Growth, Small Cap, and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

2004 Annual Report 145

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such are 12b-1 and administrative services fees) are charged to that class.

(i)	Wrap Contract—Morley Capital Accumulation (Renamed Gartmore Short Duration Bond Fund)

The following describes the wrap contracts that were utilized by the Fund until October 4, 2004.

A “wrap contract” is a contract between the Fund and a financial institution, usually a bank or an insurance company. There is no active trading market for wrap contracts and none is expected to develop; therefore, these wrap contracts are considered illiquid. In connection with its investment objective, seeking to maintain a stable net asset value per share, the Morley Capital Accumulation Fund had entered into book value maintenance contracts “wrap contracts” with the following institutions: Bank of America, N.A., Transamerica Life Insurance and Annuity Company, and Royal Bank of Canada (collectively the “wrap providers”). The wrap contracts obligated the wrap providers to make payments to the Fund in specified circumstances and were intended to enable the Fund, under most circumstances, to maintain its net asset value at $10.00 per share.

The value of the wrap contracts of the Morley Capital Accumulation Fund varied inversely with the value of the Fund’s assets that were covered by the contracts (“covered assets”). When the market value of covered assets fell below “book value” (essentially the purchase price of covered assets plus interest on the assets accrued at the crediting rate specified under the wrap contracts), the wrap contracts were assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets was greater than the assets’ book value, the wrap contracts became a liability of the Fund equal to the amount by which the market value of covered assets exceeded the assets’ book value. In this manner, under normal conditions, wrap contracts were expected to, and did reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Morley Capital Accumulation Fund.

The Securities and Exchange Commission (“SEC”) had inquired into the valuation methodology utilized for the wrap agreements by the Fund and other registered stable value funds in the industry. As of the date of the annual report, the SEC had rendered no definitive conclusions regarding the valuation of the wrap contracts. However, if any governmental or self-regulatory authority had determined that it was not appropriate to continue to value wrap contracts as the difference between the market value of the Fund’s covered assets and their book value, the Fund may not have been able to maintain a stable net asset value. Concern had continued to increase that the SEC may have determined that the valuation methodology being utilized by registered stable value funds, including the Fund up until October 4, 2004, for fair valuing wrap contracts may have changed, and thus, the fair value of the wrap contracts may have been different. Therefore, there would likely have been an immediate increase or decrease in the Fund’s net asset value which could have then begun to fluctuate daily. As a result, the Morley Capital Accumulation Fund would no longer have been able to maintain a stable net asset value per share.

On October 1, 2004, the Board of Trustees determined to change the Fund from a stable value Fund to a short duration bond fund with a fluctuating NAV. Accordingly, on October 4, 2004, the Fund ceased to rely on wrap contracts in seeking to maintain a stable NAV of $10.00 per share and, during the period from October 4, 2004 until December 5, 2004 the Fund utilized the amortized cost methodology in seeking to maintain a stable NAV.

As of October 4, 2004, the last day the wrap contracts were utilized, the fair value of the wrap contracts was $6,254,100. Gartmore Mutual Fund Capital Trust made a contribution of $6,254,100 to maintain the NAV of $10.00.

(j)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

146 Annual Report 2004

	Growth		Large Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$7,859,219	$2,910,606	$9,618,899	$12,314,429
Proceeds from shares issued in connection with merger	25,745,232	—	—	—
Dividends reinvested	—	—	217,672	260,774
Cost of shares redeemed	(9,914,834)	(2,601,863)	(12,838,218)	(15,437,364)

	23,689,617	308,743	(3,001,647)	(2,862,161)

Class B Shares
Proceeds from shares issued (a)	584,632	486,213	265,624	125,624
Proceeds from shares issued in connection with merger	2,002,751	—	—	—
Dividends reinvested	—	—	2,413	2,960
Cost of shares redeemed	(835,589)	(576,838)	(142,322)	(70,249)

	1,751,794	(90,625)	125,715	58,335

Class C Shares
Proceeds from shares issued (a)	127,521	32,377	1,899,004	151,694
Proceeds from shares issued in connection with merger	54,708	—	—	—
Dividends reinvested	—	—	408	455
Cost of shares redeemed	(34,209)	(2,889)	(1,499,853)	(14,973)

	148,020	29,488	399,559	137,176

Class D Shares
Proceeds from shares issued (a)	8,752,070	18,673,667	—	—
Dividends reinvested	79,967	—	—	—
Cost of shares redeemed	(34,708,301)	(38,706,342)	—	—

	(25,876,264)	(20,032,675)	—	—

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)	—	1,000 (b)
Dividends reinvested	—	—	8	—

	—	1,000	8	1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	3,159,908	9,137,163	—	—
Dividends reinvested	28,144	—	—	—
Cost of shares redeemed	(82,872,540)	(8,589,211)	—	—

	(79,684,488)	547,952	—	—

Institutional Class Shares
Proceeds from shares issued (a)	1,000 (c)	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—

	1,000	—	—	—

Change in net assets from capital transactions	$(79,970,321)	$(19,236,117)	$(2,476,365)	$(2,665,650)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,291,849	558,282	849,959	1,354,090
Issued in connection with merger	4,274,297	—	—	—
Reinvested	—	—	19,268	28,368
Redeemed	(1,627,493)	(474,885)	(1,136,552)	(1,702,392)

	3,938,653	83,397	(267,325)	(319,934)

Class B Shares
Issued	103,358	103,132	23,967	13,569
Issued in connection with merger	358,069	—	—	—
Reinvested	—	—	217	325
Redeemed	(147,973)	(124,007)	(12,584)	(7,764)

	313,454	(20,875)	11,600	6,130

Class C Shares
Issued	22,287	7,311	174,622	16,415
Issued in connection with merger	9,772	—	—	—
Reinvested	—	—	37	50
Redeemed	(6,263)	(643)	(134,727)	(1,587)

	25,796	6,668	39,932	14,878

Class D Shares
Issued	1,414,110	3,554,468	—	—
Reinvested	13,284	—	—	—
Redeemed	(5,603,737)	(7,575,195)	—	—

	(4,176,343)	(4,020,727)	—	—

Class R Shares
Issued	—	174 (b)	—	101 (b)
Reinvested	—	—	1	—

	—	174	1	101

Institutional Service Class Shares
Issued	508,713	1,794,514	—	—
Reinvested	4,667	—	—	—
Redeemed	(12,993,820)	(1,684,284)	—	—

	(12,480,440)	110,230	—	—

Institutional Class Shares
Issued	158 (c)	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—

	158	—	—	—

Total change in shares	(12,378,722)	(3,841,133)	(215,792)	(298,825)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nationwide
	Year Ended		Year Ended
	October 31, 2004		October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$214,013,083		$309,491,897
Proceeds from shares issued in connection with merger	—		—
Dividends reinvested	1,728,517		1,913,907
Cost of shares redeemed	(359,515,876)		(184,973,546)

	(143,774,276)		126,432,258

Class B Shares
Proceeds from shares issued (a)	2,694,414		2,851,038
Proceeds from shares issued in connection with merger	—		—
Dividends reinvested	—		20,214
Cost of shares redeemed	(4,792,571)		(4,517,058)

	(2,098,157)		(1,645,806)

Class C Shares
Proceeds from shares issued (a)	432,663		453,623
Proceeds from shares issued in connection with merger	—		—
Dividends reinvested	210		152
Cost of shares redeemed	(193,194)		(37,271)

	239,679		416,504

Class D Shares
Proceeds from shares issued (a)	49,440,425		51,966,650
Dividends reinvested	8,190,661		9,067,856
Cost of shares redeemed	(195,870,077)		(156,627,769)

	(138,238,991)		(95,593,263)

Class R Shares
Proceeds from shares issued (a)	—		1,000 (b)
Dividends reinvested	2		—

	2		1,000

Institutional Service Class Shares
Proceeds from shares issued (a)	1,760,405		5,415,463
Dividends reinvested	161,778		446,348
Cost of shares redeemed	(62,700,633)		(7,635,009)

	(60,778,450)		(1,773,198)

Institutional Class Shares
Proceeds from shares issued (a)	365,541	(c)	—
Dividends reinvested	537	(c)	—
Cost of shares redeemed	(21,684	)(c)	—

	344,394		—

Change in net assets from capital transactions	$(344,305,799)		$27,837,495

SHARE TRANSACTIONS:
Class A Shares
Issued	11,308,654		19,320,268
Issued in connection with merger	—		—
Reinvested	92,155		120,704
Redeemed	(19,420,042)		(11,876,314)

	(8,019,233)		7,564,658

Class B Shares
Issued	146,163		183,115
Issued in connection with merger	—		—
Reinvested	—		1,376
Redeemed	(260,865)		(293,230)

	(114,702)		(108,739)

Class C Shares
Issued	23,828		28,327
Issued in connection with merger	—		—
Reinvested	12		10
Redeemed	(10,633)		(2,312)

	13,207		26,025

Class D Shares
Issued	2,630,865		3,245,827
Reinvested	439,561		576,879
Redeemed	(10,423,824)		(9,997,956)

	(7,353,398)		(6,175,250)

Class R Shares
Issued	—		58 (b)
Reinvested	—		—

	—		58

Institutional Service Class Shares
Issued	93,373		344,193
Reinvested	8,764		28,354
Redeemed	(3,213,563)		(489,697)

	(3,111,426)		(117,150)

Institutional Class Shares
Issued	19,274	(c)	—
Reinvested	29	(c)	—
Redeemed	(1,178	)(c)	—

	18,125		—

Total change in shares	(18,567,427)		1,189,602

(a)	Includes redemption fees, if any.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2004 Annual Report 147

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

	Mid Cap Growth			Small Cap Fund
	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2004	October 31, 2003		October 31, 2004		October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$1,321,580	$467,286	(c)	$16,035,203		$13,361,740
Dividends reinvested	25,656	—		260,691		—
Cost of shares redeemed	(448,690)	—		(17,255,793)		(19,926,369)

	898,546	467,286		(959,899)		(6,564,629)

Class B Shares
Proceeds from shares issued (a)	132,573	17,998	(d)	149,084		181,450
Dividends reinvested	2,266	—		17,840		—
Cost of shares redeemed	(2,010)	(70	) (d)	(214,488)		(163,081)

	132,829	17,928		(47,564)		18,369

Class C Shares
Proceeds from shares issued (a)	1,002,064	1,000	(d)	98,779		46,554
Dividends reinvested	28	—		1,102		—
Cost of shares redeemed	(784,671)	—		(21,720)		(8,167)

	217,421	1,000		78,161		38,387

Class R Shares
Proceeds from shares issued (a)	—	1,000	(b)	1,003	(f)	—
Dividends reinvested	28	—		—		—

	28	1,000		1,003		—

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—		31,388,164		11,749,731
Dividends reinvested	—	—		282,807		—
Cost of shares redeemed	—	—		(50,921,441)		(2,368,474)

	—	—		(19,250,470)		9,381,257

Institutional Class Shares
Proceeds from shares issued (a)	98,617	—		130,222	(e)	—
Dividends reinvested	36,735			—		—
Cost of shares redeemed	(7,792)	(1,999)		(10,519	) (e)	—

	127,560	(1,999)		119,703		—

Change in net assets from capital transactions	$1,376,384	$485,215		$(20,059,066)		$2,873,384

SHARE TRANSACTIONS:
Class A Shares
Issued	95,473	37,697	(c)	1,087,993		1,197,541
Reinvested	1,881	—		18,346		—
Redeemed	(32,039)	—		(1,178,894)		(1,759,018)

	65,315	37,697		(72,555)		(561,477)

Class B Shares
Issued	9,505	1,329	(d)	10,169		17,705
Reinvested	166	—		1,295		—
Redeemed	(145)	(5	)(d)	(14,985)		(15,954)

	9,526	1,324		(3,521)		1,751

Class C Shares
Issued	72,398	76	(d)	6,689		4,623
Reinvested	2	—		80		—
Redeemed	(56,594)	—		(1,540)		(852)

	15,806	76		5,229		3,771

Class R Shares
Issued	—	76	(b)	71	(f)	—
Reinvested	2	—		—		—

	2	76		71		—

Institutional Service Class Shares
Issued	—	—		2,083,984		946,746
Reinvested	—	—		19,749		—
Redeemed	—	—		(3,451,255)		(204,231)

	—	—		(1,347,522)		742,515

Institutional Class Shares
Issued	6,864	—		8,320	(e)	—
Reinvested	2,686	—		—		—
Redeemed	(560)	(152)		(686	) (e)	—

	8,990	(152)		7,634		—

Total change in shares	99,639	39,021		(1,410,664)		186,560

(a)	Includes redemption fees, if any.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003
(c)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(d)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

148 Annual Report 2004

	Aggressive		Moderately Aggressive
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,668,419	$3,686,965	$29,075,809	$8,167,525
Dividends reinvested	67,625	11,380	166,167	35,945
Cost of shares redeemed	(6,633,812)	(498,817)	(5,060,251)	(339,508)

	15,102,232	3,199,528	24,181,725	7,863,962

Class B Shares
Proceeds from shares issued	5,717,425	1,413,283	13,608,132	5,302,542
Dividends reinvested	14,290	2,025	53,483	8,638
Cost of shares redeemed	(191,398)	(16,292)	(743,029)	(21,928)

	5,540,317	1,399,016	12,918,586	5,289,252

Class C Shares
Proceeds from shares issued	36,327,447	7,347,682	81,881,317	16,915,450
Dividends reinvested	26,537	5,965	118,357	25,460
Cost of shares redeemed	(2,129,482)	(129,658)	(4,268,083)	(94,987)

	34,224,502	7,223,989	77,731,591	16,845,923

Class R Shares
Proceeds from shares issued	34,333	1,000 (a)	59,943	1,000 (a)
Dividends reinvested	10	—	12	—

	34,343	1,000	59,955	1,000

Service Class Shares
Proceeds from shares issued	152,585,830	61,169,677	237,274,734	102,633,178
Dividends reinvested	2,076,144	880,099	4,111,940	1,919,662
Cost of shares redeemed	(18,735,618)	(6,896,672)	(27,552,917)	(8,800,054)

	135,926,356	55,153,104	213,833,757	95,752,786

Change in net assets from capital transactions	$190,827,750	$66,976,637	$328,725,614	$125,752,923

SHARE TRANSACTIONS:
Class A Shares
Issued	2,591,594	507,294	3,278,521	1,051,871
Reinvested	8,052	1,620	18,669	4,741
Redeemed	(787,762)	(68,383)	(568,297)	(44,131)

	1,811,884	440,531	2,728,893	1,012,481

Class B Shares
Issued	689,149	195,801	1,558,732	678,077
Reinvested	1,719	287	6,084	1,120
Redeemed	(23,051)	(2,612)	(85,185)	(2,960)

	667,817	193,476	1,479,631	676,237

Class C Shares
Issued	4,383,105	1,005,789	9,358,201	2,160,542
Reinvested	3,201	834	13,462	3,284
Redeemed	(256,556)	(17,019)	(488,888)	(12,091)

	4,129,750	989,604	8,882,775	2,151,735

Class R Shares
Issued	4,248	134 (a)	6,853	125 (a)
Reinvested	1	—	1	—

	4,249	134	6,854	125

Service Class Shares
Issued	18,118,430	8,858,470	26,738,835	13,748,910
Reinvested	246,979	128,385	463,056	256,279
Redeemed	(2,228,254)	(1,023,553)	(3,093,329)	(1,199,936)

	16,137,155	7,963,302	24,108,562	12,805,253

Total change in shares	22,750,855	9,587,047	37,206,715	16,645,831

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Moderate
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,300,143	$8,412,908
Dividends reinvested	209,300	64,774
Cost of shares redeemed	(4,510,995)	(366,671)

	23,998,448	8,111,011

Class B Shares
Proceeds from shares issued	13,421,315	5,971,251
Dividends reinvested	69,279	19,679
Cost of shares redeemed	(869,023)	(248,657)

	12,621,571	5,742,273

Class C Shares
Proceeds from shares issued	84,358,359	21,097,191
Dividends reinvested	164,758	32,729
Cost of shares redeemed	(7,305,391)	(295,650)

	77,217,726	20,834,270

Class R Shares
Proceeds from shares issued	39,600	1,000 (a)
Dividends reinvested	15	—

	39,615	1,000

Service Class Shares
Proceeds from shares issued	256,521,364	110,564,120
Dividends reinvested	5,748,426	3,226,859
Cost of shares redeemed	(42,366,755)	(15,743,164)

	219,903,035	98,047,815

Change in net assets from capital transactions	$333,780,395	$132,736,369

SHARE TRANSACTIONS:
Class A Shares
Issued	3,011,399	993,432
Reinvested	22,187	7,673
Redeemed	(479,820)	(43,976)

	2,553,766	957,129

Class B Shares
Issued	1,433,413	701,282
Reinvested	7,382	2,324
Redeemed	(92,522)	(28,954)

	1,348,273	674,652

Class C Shares
Issued	9,031,094	2,437,819
Reinvested	17,614	3,850
Redeemed	(784,797)	(34,283)

	8,263,911	2,407,386

Class R Shares
Issued	4,280	114 (a)
Reinvested	2	—

	4,282	114

Service Class Shares
Issued	27,161,559	13,378,945
Reinvested	610,271	388,429
Redeemed	(4,483,160)	(1,910,894)

	23,288,670	11,856,480

Total change in shares	35,458,902	15,895,761

(a)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

2004 Annual Report 149

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

	Moderately Conservative		Conservative
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,525,868	$4,225,841	$4,116,231	$1,393,569
Dividends reinvested	101,639	55,286	42,702	37,342
Cost of shares redeemed	(3,295,669)	(986,302)	(1,014,708)	(496,526)

	6,331,838	3,294,825	3,144,225	934,385

Class B Shares
Proceeds from shares issued	2,661,539	2,455,366	2,087,549	1,561,345
Dividends reinvested	24,872	10,211	23,210	15,110
Cost of shares redeemed	(686,483)	(180,607)	(351,106)	(61,044)

	1,999,928	2,284,970	1,759,653	1,515,411

Class C Shares
Proceeds from shares issued	22,705,109	7,381,645	12,228,628	3,810,896
Dividends reinvested	82,699	22,729	49,034	17,856
Cost of shares redeemed	(4,177,562)	(149,275)	(2,320,470)	(694,751)

	18,610,246	7,255,099	9,957,192	3,134,001

Class R Shares
Proceeds from shares issued	37	1,000 (a)	140	1,000 (a)
Dividends reinvested	17	—	19	—

	54	1,000	159	1,000

Service Class Shares
Proceeds from shares issued	68,707,212	42,497,599	58,037,110	39,960,821
Dividends reinvested	2,042,334	1,228,985	1,696,250	1,183,948
Cost of shares redeemed	(16,895,381)	(7,526,005)	(19,762,869)	(11,679,132)

	53,854,165	36,200,579	39,970,491	29,465,637

Change in net assets from capital transactions	$80,796,231	$49,036,473	$54,831,720	$35,050,434

SHARE TRANSACTIONS:
Class A Shares
Issued	982,378	474,146	409,200	144,654
Reinvested	10,435	6,111	4,256	3,872
Redeemed	(338,213)	(108,681)	(100,949)	(50,964)

	654,600	371,576	312,507	97,562

Class B Shares
Issued	273,936	269,647	208,358	161,142
Reinvested	2,552	1,119	2,315	1,555
Redeemed	(70,137)	(20,469)	(35,104)	(6,304)

	206,351	250,297	175,569	156,393

Class C Shares
Issued	2,339,588	802,877	1,219,283	391,909
Reinvested	8,508	2,492	4,904	1,850
Redeemed	(430,830)	(16,198)	(232,553)	(71,128)

	1,917,266	789,171	991,634	322,631

Class R Shares
Issued	4	107 (a)	13	102 (a)
Reinvested	2	—	2	—

	6	107	15	102

Service Class Shares
Issued	7,024,940	4,727,140	5,764,611	4,124,747
Reinvested	209,104	136,388	168,801	122,204
Redeemed	(1,732,898)	(837,236)	(1,964,374)	(1,204,062)

	5,501,146	4,026,292	3,969,038	3,042,889

Total change in shares	8,279,369	5,437,443	5,448,763	3,619,577

(a)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

150 Annual Report 2004

	Bond				Government Bond
	Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2004		October 31, 2003		October 31, 2004		October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$4,395,849		$17,113,561		$22,247,288		$50,656,040
Dividends reinvested	388,820		401,909		3,206,971		3,120,054
Cost of shares redeemed	(4,324,080)		(15,097,592)		(25,255,940)		(50,704,478)

	460,589		2,417,878		198,319		3,071,616

Class B Shares
Proceeds from shares issued (a)	82,988		24,399	(b)	379,377		1,000	(b)
Dividends reinvested	984		4	(b)	2,659		2	(b)
Cost of shares redeemed	(7,476)		—		(213,355)		—

	76,496		24,403		168,681		1,002

Class C Shares
Proceeds from shares issued (a)	178,993		9,239	(b)	382,446		64,984	(b)
Dividends reinvested	274		3	(b)	1,002		2	(b)
Cost of shares redeemed	(8,954)		—		(150,644)		—

	170,313		9,242		232,804		64,986

Class D Shares
Proceeds from shares issued (a)	8,622,722		15,368,864		19,942,178		77,219,009
Dividends reinvested	4,990,110		6,304,715		7,911,363		9,346,911
Cost of shares redeemed	(29,578,633)		(33,672,230)		(57,516,442)		(101,363,228)

	(15,965,801)		(11,998,651)		(29,662,901)		(14,797,308)

Class R Shares
Proceeds from shares issued (a)	—		1,000	(c)	—		1,000	(c)
Dividends reinvested	40		—		56		—

	40		1,000		56		1,000

Class X Shares
Proceeds from shares issued (a)	122,993		488,460	(d)	107,014		1,051,895	(d)
Dividends reinvested	120,618		131,737	(d)	270,999		281,738	(d)
Cost of shares redeemed	(491,500)		(581,771	) (d)	(1,370,259)		(1,521,327	) (d)

	(247,889)		38,426		(992,246)		(187,694)

Class Y Shares
Proceeds from shares issued (a)	9,565		61,711	(d)	38,141		1,415,153	(d)
Dividends reinvested	7,632		9,624	(d)	38,511		44,330	(d)
Cost of shares redeemed	(37,097)		(94,127	) (d)	(983,441)		(437,977	) (d)

	(19,900)		(22,792)		(906,789)		1,021,506

Institutional Class Shares
Proceeds from shares issued (a)	274,489	(e)	—		157,722	(e)	—
Dividends reinvested	3,099	(e)	—		1,495	(e)	—
Cost of shares redeemed	(24,937	) (e)	—		(13,983	) (e)	—

	252,651		—		145,234		—

Change in net assets from capital transactions	$(15,273,501)		$(9,530,494)		$(30,816,842)		$(10,824,892)

SHARE TRANSACTIONS:
Class A Shares
Issued	452,327		1,763,195		2,145,208		4,725,761
Reinvested	40,156		41,695		309,760		288,833
Redeemed	(445,874)		(1,558,074)		(2,435,334)		(4,754,819)

	46,609		246,816		19,634		259,775

Class B Shares
Issued	8,618		2,521	(b)	36,733		96	(b)
Reinvested	102		—	(f)	259		—	(f)
Redeemed	(766)		—		(20,725)		—

	7,954		2,521		16,267		96

Class C Shares
Issued	18,625		960	(b)	36,914		6,111	(b)
Reinvested	28		—	(f)	97		—	(f)
Redeemed	(919)		—		(14,581)		—

	17,734		960		22,430		6,111

Class D Shares
Issued	886,254		1,595,650		1,932,331		7,193,613
Reinvested	514,563		653,370		763,040		864,411
Redeemed	(3,044,879)		(3,479,399)		(5,553,157)		(9,453,642)

	(1,644,062)		(1,230,379)		(2,857,786)		(1,395,618)

Class R Shares
Issued	—		102	(c)	—		93	(c)
Reinvested	4		—		5		—

	4		102		5		93

Class X Shares
Issued	12,682		50,487	(d)	10,308		97,180	(d)
Reinvested	12,455		13,668	(d)	26,189		26,083	(d)
Redeemed	(50,684)		(60,358	) (d)	(133,004)		(141,799	) (d)

	(25,547)		3,797		(96,507)		(18,536)

Class Y Shares
Issued	977		6,436	(d)	3,651		130,614	(d)
Reinvested	787		998	(d)	3,722		4,104	(d)
Redeemed	(3,813)		(9,806	) (d)	(94,727)		(40,663	) (d)

	(2,049)		(2,372)		(87,354)		94,055

Institutional Class Shares
Issued	28,858	(e)	—		15,585	(e)	—
Reinvested	321	(e)	—		145	(e)	—
Redeemed	(2,560	) (e)	—		(1,349	) (e)	—

	26,619		—		14,381		—

Total change in shares	(1,572,738)		(978,555)		(2,968,930)		(1,054,024)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Tax-Free Income
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$3,319,010	$8,702,448
Dividends reinvested	249,559	240,264
Cost of shares redeemed	(1,711,258)	(8,938,264)

	1,857,311	4,448

Class B Shares
Proceeds from shares issued (a)	382,798	40,995	(b)
Dividends reinvested	4,477	2	(b)
Cost of shares redeemed	(64,584)	—

	322,691	40,997

Class C Shares
Proceeds from shares issued (a)	1,001,038	1,000	(b)
Dividends reinvested	1,899	3	(b)
Cost of shares redeemed	(24,538)	—

	978,399	1,003

Class D Shares
Proceeds from shares issued (a)	4,285,007	6,215,219
Dividends reinvested	5,883,981	6,415,897
Cost of shares redeemed	(23,473,368)	(23,117,612)

	(13,304,380)	(10,486,496)

Class R Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—

	—	—

Class X Shares
Proceeds from shares issued (a)	188,611	1,557,938	(d)
Dividends reinvested	169,798	170,155	(d)
Cost of shares redeemed	(984,657)	(1,286,332	) (d)

	(626,248)	441,761

Class Y Shares
Proceeds from shares issued (a)	117,769	488,558	(d)
Dividends reinvested	17,040	17,835	(d)
Cost of shares redeemed	(303,897)	(73,333	) (d)

	(169,088)	433,060

Institutional Class Shares
Proceeds from shares issued (a)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Change in net assets from capital transactions	$(10,941,315)	$(9,565,227)

SHARE TRANSACTIONS:
Class A Shares
Issued	315,901	827,782
Reinvested	23,670	22,794
Redeemed	(162,530)	(849,639)

	177,041	937

Class B Shares
Issued	36,654	3,907	(b)
Reinvested	426	—	(f)
Redeemed	(6,270)	—

	30,810	3,907

Class C Shares
Issued	94,479	98	(b)
Reinvested	181	—	(f)
Redeemed	(2,335)	—

	92,325	98

Class D Shares
Issued	406,464	588,592
Reinvested	557,872	608,486
Redeemed	(2,228,266)	(2,189,516)

	(1,263,930)	(992,438)

Class R Shares
Issued	—	—
Reinvested	—	—

	—	—

Class X Shares
Issued	17,828	147,470	(d)
Reinvested	16,103	16,143	(d)
Redeemed	(93,604)	(122,511	) (d)

	(59,673)	41,102

Class Y Shares
Issued	11,117	46,460	(d)
Reinvested	1,619	1,693	(d)
Redeemed	(28,679)	(6,987	) (d)

	(15,943)	41,166

Institutional Class Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Total change in shares	(1,039,370)	(905,228)

(a)	Includes redemption fees, if any.
(b)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(c)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(d)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.
(f)	Less than 1 share.

2004 Annual Report 151

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

	Money Market		Morley Enhanced Income
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2004	October 31, 2003	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (c)	$—	$—	$1,625,575	$1,795,507
Dividends reinvested	—	—	26,520	54,052
Cost of shares redeemed	—	—	(2,456,275)	(1,092,659)

	—	—	(804,180)	756,900

Class R Shares
Proceeds from shares issued (c)	—	—	—	1,000 (b)
Dividends reinvested	—	—	16	—

	—	—	16	1,000

Institutional Class Shares
Proceeds from shares issued (c)	1,179,019,081	2,480,711,321	151,261,349	111,749,011
Dividends reinvested	8,180,833	7,836,288	4,805,301	3,350,437
Cost of shares redeemed	(1,182,262,579)	(1,282,690,155)	(9,332,795)	(14,827,890)

	4,937,335	1,205,857,454	146,733,855	100,271,558

Institutional Service Class Shares
Proceeds from shares issued (c)	—	—	2,055,063	2,358,477
Dividends reinvested	—	—	160,545	326,798
Cost of shares redeemed	—	—	(3,909,881)	(3,349,428)

	—	—	(1,694,273)	(664,153)

IRA Class Shares
Proceeds from shares issued (c)	—	—	—	—
Dividends reinvested	—	—	—	—
Cost of shares redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Proceeds from shares issued (c)	50,997,429	466,749,057	—	—
Dividends reinvested	31,400	1,032,516	—	—
Cost of shares redeemed	(53,549,396)	(1,086,643,180)	—	—

	(2,520,567)	(618,861,607)	—	—

Prime Shares
Proceeds from shares issued (c)	325,149,966	824,451,445	—	—
Dividends reinvested	2,503,157	4,982,233	—	—
Cost of shares redeemed	(403,385,510)	(1,536,203,540)	—	—

	(75,732,387)	(706,769,862)	—	—

Change in net assets from capital transactions	$(73,315,619)	$(119,774,015)	$144,235,418	$100,365,305

SHARE TRANSACTIONS:
Class A Shares
Issued	—	—	176,384	190,806
Reinvested	—	—	2,876	5,753
Redeemed	—	—	(266,872)	(116,300)

	—	—	(87,612)	80,259

Class R Shares
Issued	—	—	—	108 (b)
Reinvested	—	—	2	—

	—	—	2	108

Institutional Class Shares
Issued	1,179,019,081	2,480,711,321	16,406,509	11,916,117
Reinvested	8,180,833	7,836,288	521,703	357,213
Redeemed	(1,182,262,579)	(1,282,690,155)	(1,013,943)	(1,578,882)

	4,937,335	1,205,857,454	15,914,269	10,694,448

Institutional Service Class Shares
Issued	—	—	222,791	251,282
Reinvested	—	—	17,400	34,764
Redeemed	—	—	(423,504)	(356,234)

	—	—	(183,313)	(70,188)

IRA Class Shares
Issued	—	—	—	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—

	—	—	—	—

Service Class Shares
Issued	50,997,429	466,749,057	—	—
Reinvested	31,400	1,032,516	—	—
Redeemed	(53,549,396)	(1,086,643,180)	—	—

	(2,520,567)	(618,861,607)	—	—

Prime Shares
Issued	325,149,866	824,451,415	—	—
Reinvested	2,503,157	4,982,233	—	—
Redeemed	(403,385,510)	(1,536,203,533)	—	—

	(75,732,487)	(706,769,885)	—	—

Total change in shares	(73,315,719)	(119,774,038)	15,643,346	10,704,627

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Morley Capital Accumulation
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (c)	$1,930,508	$73,351	(a)
Dividends reinvested	12,775	242	(a)
Cost of shares redeemed	(400,935)	(31,148	) (a)

	1,542,348	42,445

Class R Shares
Proceeds from shares issued (c)	—	—
Dividends reinvested	—	—

	—	—

Institutional Class Shares
Proceeds from shares issued (c)	92,614,497	60,199,337
Dividends reinvested	2,020,022	1,020,626
Cost of shares redeemed	(69,085,810)	(32,968,438)

	25,548,709	28,251,525

Institutional Service Class Shares
Proceeds from shares issued (c)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

IRA Class Shares
Proceeds from shares issued (c)	412,997,999	535,353,917
Dividends reinvested	10,308,892	4,792,329
Cost of shares redeemed	(467,952,756)	(164,212,921)

	(44,645,865)	375,933,325

Service Class Shares
Proceeds from shares issued (c)	234,707,875	204,774,259
Dividends reinvested	5,513,973	3,908,068
Cost of shares redeemed	(172,752,999)	(96,792,962)

	67,468,849	111,889,365

Prime Shares
Proceeds from shares issued (c)	—	—
Dividends reinvested	—	—
Cost of shares redeemed	—	—

	—	—

Change in net assets from capital transactions	$49,914,041	$516,116,660

SHARE TRANSACTIONS:
Class A Shares
Issued	193,030	7,335	(a)
Reinvested	1,278	24	(a)
Redeemed	(40,093)	(3,114	) (a)

	154,215	4,245

Class R Shares
Issued	—	—
Reinvested	—	—

	—	—

Institutional Class Shares
Issued	9,256,793	6,019,933
Reinvested	201,940	102,063
Redeemed	(6,908,581)	(3,296,844)

	2,550,152	2,825,152

Institutional Service Class Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

IRA Class Shares
Issued	41,270,841	53,535,387
Reinvested	1,030,950	479,233
Redeemed	(46,794,992)	(16,421,292)

	(4,493,201)	37,593,328

Service Class Shares
Issued	23,456,199	20,477,426
Reinvested	551,397	390,807
Redeemed	(17,275,300)	(9,679,296)

	6,732,296	11,188,937

Prime Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—

	—	—

Total change in shares	4,943,462	51,611,662

(a)	For the period from July 16, 2003 (commencement of operations) through October 31, 2003.
(b)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(c)	Includes redemption fees, if any.

152 Annual Report 2004

4. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. With respect to the Large Cap Value Fund, GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers for such Fund. NorthPointe Capital, LLC (“NorthPointe”) currently serves as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser

Growth	GMF	n/a

Large Cap Value	GMF	NorthPointe Capital, LLC (a)

Nationwide	GMF	n/a

Mid Cap Growth	GMF	n/a

Small Cap	GMF	n/a

Aggressive	GMF	n/a

Moderately Aggressive	GMF	n/a

Moderate	GMF	n/a

Moderately Conservative	GMF	n/a

Conservative	GMF	n/a

Bond	GMF	n/a

Government Bond	GMF	n/a

Tax-Free Income	GMF	n/a

Money Market	GMF	n/a

Morley Enhanced Income	GMCM	n/a

Morley Capital Accumulation	GMCM	n/a

(a)	Affiliate of GMF.

2004 Annual Report 153

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the year ended October 31, 2004:

		Total	Fees	Paid to
Fund	Fee Schedule	Fees	Retained	Subadviser

Growth and Nationwide	Up to $250 million	0.60%	0.60%	—
	On the next $750 million	0.575%	0.575%	—
	On the next $1 billion	0.55%	0.55%	—
	On the next $3 billion	0.525%	0.525%	—
	On $5 billion and more	0.50%	0.50%	—

Large Cap Value	Up to $100 million	0.75%	0.40%	0.35%
	On $100 million and more	0.70%	0.40%	0.30%

Mid Cap Growth (a)	Up to $250 million	0.75%	0.75%	—
	$250 million up to $1 billion	0.725%	0.725%	—
	$1 billion up to $2 billion	0.70%	0.70%	—
	$2 billion up to $5 billion	0.675%	0.675%	—
	On $5 billion and more	0.65%	0.65%	—

Small Cap	Up to $100 million	0.95%	0.95%	—
	On $100 million and more	0.80%	0.80%	—

Investor Destinations Funds	All Assets	0.13%	0.13%	—

Bond, Government Bond	Up to $250 million	0.50%	0.50%	—
and Tax-Free Income	On the next $750 million	0.475%	0.475%	—
	On the next $1 billion	0.45%	0.45%	—
	On the next $3 billion	0.425%	0.425%	—
	On $5 billion and more	0.40%	0.40%	—

Money Market	Up to $1 billion	0.40%	0.40%	—
	On the next $1 billion	0.38%	0.38%	—
	On the next $3 billion	0.36%	0.36%	—
	On $5 billion and more	0.34%	0.34%	—

Morley Enhanced Income	Up to $500 million	0.35%	0.35%	—
	$500 million up to $1 billion	0.34%	0.34%	—
	$1 billion up to $3 billion	0.325%	0.325%	—
	$3 billion up to $5 billion	0.30%	0.30%	—
	$5 billion up to $10 billion	0.285%	0.285%	—
	$10 billion and more	0.275%	0.275%	—

Morley Capital Accumulation (b)	All Assets	0.35%	0.25%	—

(a)	Prior to March 1, 2004, the advisory fee was 0.75% on all asset levels.
(b)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below

154 Annual Report 2004

until February 28, 2005. The expense limitations for the Investor Destinations Funds do not exclude Rule 12b-1 fees and administrative services fees.

	Expense Caps

								Institutional
	Class A	Class B	Class C	Class D	Class R	Class X	Class Y	Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Large Cap Value	1.00%	1.00%	1.00%	n/a	1.00%	n/a	n/a	n/a

Mid Cap Growth	1.15%	1.15%	1.15%	n/a	1.15%	n/a	n/a	1.15%

Small Cap	1.20%	1.20%	1.20%	n/a	1.20%	n/a	n/a	1.20%

Investor Destinations Funds (a)	0.71%	1.31%	1.31%	n/a	0.81%	n/a	n/a	n/a

Government Bond	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%	n/a

Money Market (b)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.59%

Morley Enhanced Income	0.45%	n/a	n/a	n/a	0.45%	n/a	n/a	0.45%

Morley Capital Accumulation	0.55%	n/a	n/a	n/a	n/a	n/a	n/a	0.55%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Expense Caps

	Institutional
	Service	Service	Prime	IRA
Fund	Class	Class	Shares	Class

Large Cap Value	n/a	n/a	n/a	n/a

Mid Cap Growth	n/a	n/a	n/a	n/a

Small Cap	1.20%	n/a	n/a	n/a

Investor Destinations Funds (a)	n/a	0.61%	n/a	n/a

Government Bond	0.79%	n/a	n/a	n/a

Money Market (b)	n/a	0.59%	0.59%	n/a

Morley Enhanced Income	0.45%	n/a	n/a	n/a

Morley Capital Accumulation	n/a	0.55%	n/a	0.55%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.
(b)	GMF has also agreed contractually to limit expenses of the Service class to 0.75% including Rule 12b-1 fees and administrative services fees, until at least February 28, 2005.

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the year ended October 31, 2004, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GMCM within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires

Aggressive	$154	March 31, 2005

Moderately Aggressive	483	March 31, 2005

Moderate	237	March 31, 2005

Moderately Conservative	505	March 31, 2005

Conservative	14,685	March 31, 2005

Morley Enhanced Income	518,978	December 29, 2004

As of the year ended October 31, 2004, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year
Fund	2002	2003	2004

Large Cap Value	$—	$—	$17,394

Mid Cap Growth	16,030	62,838	34,484

Small Cap	—	—	13,994

Money Market	86,972	102,737	1,937

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain

2004 Annual Report 155

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Nationwide	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Investor Destinations Funds	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%

Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%

Money Market	n/a	n/a	n/a	n/a	n/a	n/a

Morley Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a

Morley Capital Accumulation	0.25%	n/a	n/a	n/a	n/a	n/a

[Additional columns below]

[Continued from above table, first column(s) repeated]

Service Class
Fund	Shares	IRA Class

Growth	n/a	n/a

Large Cap Value	n/a	n/a

Nationwide	n/a	n/a

Mid Cap Growth	n/a	n/a

Small Cap	n/a	n/a

Investor Destinations Funds	0.25%	n/a

Bond	n/a	n/a

Government Bond	n/a	n/a

Tax-Free Income	n/a	n/a

Money Market	0.15%	n/a

Morley Enhanced Income	n/a	n/a

Morley Capital Accumulation	0.25%	0.25%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C (until April 1, 2004), Class D, and Class Y (until April 1, 2004) shares. These fees are deducted from and are not included in proceeds from sales of Class A, Class C, Class D, and Class Y shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C, Class D, and Class Y shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. In addition, Class C and Class Y shares also have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the year ended October 31, 2004, GDSI received commissions of $6,074,186 from front-end sales charges of Class A, Class C, Class D, and Class Y shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $236,301 was reallowed to affiliated broker-dealers of the Funds.

The Funds (except the Investor Destinations, Money Market, and Morley Enhanced Income Funds) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 days of purchase (within 90 days for the Mid Cap Growth and Small Cap Funds and within five days for the Bond, Government Bond, and Tax-Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2004, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount

Small Cap	$80,106

For the Morley Capital Accumulation Fund, prior to October 4, 2004, the Fund imposed a redemption fee on certain redemptions, however, no redemption fee was charged during the annual period beginning November 1, 2003, as the events that would trigger the imposition of a redemption fee did not occur and the Fund did not collect any redemption

156 Annual Report 2004

fees. Beginning on October 4, 2004, when the wrap contracts terminated, through December 5, 2004, when the Fund converted to a short duration bond fund, the redemption fee was waived by the Fund. Beginning on December 6, 2004, the Fund began assessing a 2% redemption fee on all classes of shares that are sold or exchanged within 5 business days of purchase.

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under such agreement is calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*

Up to $1 billion	0.25%

$1 billion and more up to $3 billion	0.18%

$3 billion and more up to $4 billion	0.14%

$4 billion and more up to $5 billion	0.07%

$5 billion and more up to $10 billion	0.04%

$10 billion and more up to $12 billion	0.02%

$12 billion or more	0.01%

*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds (except for the Morley Capital Accumulation Fund). For the Morley Capital Accumulation Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

As of October 31, 2004, the advisers or affiliates of the advisers directly held 76% of the shares outstanding of Mid Cap Growth.

5. Bank Loans

The Trust has a credit agreement of $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensation balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2004.

2004 Annual Report 157

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2004, are summarized as follows:

Fund	Purchases	Sales

Growth	$837,354,249	$838,079,613

Large Cap Value	15,722,037	18,220,002

Nationwide	2,677,650,731	2,946,743,290

Mid Cap Growth	4,119,341	2,776,673

Small Cap	157,468,088	177,610,762

Aggressive	196,740,902	5,392,852

Moderately Aggressive	332,331,451	11,609,552

Moderate	333,069,498	24,589,300

Moderately Conservative	78,447,854	8,185,061

Conservative	50,993,435	8,557,001

Bond	20,535,666	46,301,785

Government Bond	211,975,162	253,434,325

Tax-Free Income	—	11,024,702

Morley Enhanced Income	240,739,813	112,165,253

Morley Capital Accumulation	858,272,295	1,205,463,079

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

158 Annual Report 2004

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2004, were as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long
		Term
	Ordinary	Capital	Total Taxable	Tax Exempt
Fund	Income	Gains	Distributions	Distributions

Growth	$110,403	$—	$110,403	$—

Large Cap Value	225,175	—	225,175	—

Nationwide	10,820,137	—	10,820,137	—

Mid Cap Growth	66,870	16,507	83,377	—

Small Cap	—	562,665	562,665	—

Aggressive	2,367,184	—	2,367,184	—

Moderately Aggressive	5,002,066	—	5,002,066	—

Moderate	7,006,786	—	7,006,786	—

Moderately Conservative	2,521,331	—	2,521,331	—

Conservative	1,955,277	—	1,955,277	—

Bond	6,219,460	—	6,219,460	—

Government Bond	9,984,020	2,302,174	12,286,194	—

Tax-Free Income	17,054	—	17,054	8,517,827

Money Market	10,841,503	—	10,841,503	—

Morley Enhanced Income	5,007,108	—	5,007,108	—

Morley Capital Accumulation	18,735,742	13,503	18,749,245	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Return of	Distributions
Fund	Capital	Paid

Growth	$—	$110,403

Large Cap Value	—	225,175

Nationwide	—	10,820,137

Mid Cap Growth	—	83,377

Small Cap	—	562,665

Aggressive	—	2,367,184

Moderately Aggressive	—	5,002,066

Moderate	—	7,006,786

Moderately Conservative	—	2,521,331

Conservative	—	1,955,277

Bond	—	6,219,460

Government Bond	—	12,286,194

Tax-Free Income	—	8,534,881

Money Market	—	10,841,503

Morley Enhanced Income	—	5,007,108

Morley Capital Accumulation	—	18,749,245

The tax character of distributions paid during the fiscal year ended October 31, 2003 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from

		Net Long
		Term
	Ordinary	Capital	Total Taxable	Tax Exempt
Fund	Income	Gains	Distributions	Distributions

Growth	$—	$—	$—	$—

Large Cap Value	265,045	—	265,045	—

Nationwide	12,278,389	—	12,278,389	—

Mid Cap Growth	—	—	—	—

Aggressive	824,793	—	824,793	—

Moderately Aggressive	2,020,165	—	2,020,165	—

Moderate	3,388,294	—	3,388,294	—

Moderately Conservative	1,342,809	—	1,342,809	—

Conservative	1,266,359	—	1,266,359	—

Bond	7,589,935	—	7,589,935	—

Government Bond	10,868,647	2,788,828	13,657,475	—

Tax-Free Income	21,005	—	21,005	9,201,358

Money Market	14,043,059	—	14,043,059	—

Morley Enhanced Income	3,745,157	—	3,745,157	—

Morley Capital Accumulation	10,522,121	—	10,522,121	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Return of	Distributions
Fund	Capital	Paid

Growth	$—	$—

Large Cap Value	—	265,045

Nationwide	—	12,278,389

Mid Cap Growth	—	—

Aggressive	84,159	908,952

Moderately Aggressive	6,702	2,026,867

Moderate	—	3,388,294

Moderately Conservative	—	1,342,809

Conservative	—	1,266,359

Bond	—	7,589,935

Government Bond	—	13,657,475

Tax-Free Income	—	9,222,363

Money Market	—	14,043,059

Morley Enhanced Income	—	3,745,157

Morley Capital Accumulation	—	10,522,121

2004 Annual Report 159

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

As of October 31, 2004, the components of accumulated earnings (deficit) on a tax basis was as follows:

	Undistributed	Undistributed	Undistributed			Accumulated
	Tax Exempt	Ordinary	Long-Term	Accumulated	Distributions	Capital and
Fund	Income	Income	Capital Gains	Earnings	Payable	Other Losses

Growth	$—	$43	$—	$43	$—	$(283,722,441)

Large Cap Value	—	26,173	—	26,173	—	(979,118)

Nationwide	—	554,054	6,053,403	6,607,457	—	—

Mid Cap Growth	—	—	165,112	165,112	—	—

Small Cap	—	—	3,107,190	3,107,190	—	—

Aggressive	—	—	—	—	—	(1,167,194)

Moderately Aggressive	—	95,961	52,876	148,837	—	—

Moderate	—	580,305	562,563	1,142,868	—	—

Moderately Conservative	—	290,114	196,919	487,033	—	—

Conservative	—	268,056	712,241	980,297	—	—

Bond	—	450,659	—	450,659	(459,242)	(4,009,877)

Government Bond	—	562,117	—	562,117	(543,488)	(916,878)

Tax-Free Income	531,905	—	—	531,905	(688,291)	(591,819)

Money Market	—	1,638,246	—	1,638,246	(1,638,244)	(10,183)

Morley Enhanced Income	—	617,965	—	617,965	(611,083)	(5,485,653)

Morley Capital Accumulation	—	723,867	—	723,867	(774,223)	(569,688)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Total
	Unrealized	Accumulated
	Appreciation	Earnings
Fund	(Depreciation)*	(Deficit)

Growth	$6,768,148	$(276,954,250)

Large Cap Value	4,043,014	3,090,069

Nationwide	71,584,732	78,192,189

Mid Cap Growth	398,821	563,933

Small Cap	(49,839)	3,057,351

Aggressive	30,248,660	29,081,466

Moderately Aggressive	46,042,197	46,191,034

Moderate	36,911,823	38,054,691

Moderately Conservative	8,025,044	8,512,077

Conservative	2,208,046	3,188,343

Bond	7,060,338	3,041,878

Government Bond	4,024,553	3,126,304

Tax-Free Income	15,575,291	14,827,086

Money Market	—	(10,181)

Morley Enhanced Income	(1,156,079)	(6,634,850)

Morley Capital Accumulation	—	(620,044)

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2004, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$258,777,549	$16,866,247	$(10,098,099)	$6,768,148

Large Cap Value	22,829,604	4,738,937	(695,923)	4,043,014

Nationwide	1,629,854,650	131,435,966	(59,851,234)	71,584,732

Mid Cap Growth	2,967,943	514,957	(116,136)	398,821

Small Cap	30,820,296	1,732,550	(1,682,711)	(49,839)

Aggressive	323,667,078	39,327,824	(9,079,164)	30,248,660

Moderately Aggressive	561,307,848	49,731,196	(3,688,999)	46,042,197

Moderate	607,352,801	42,618,413	(5,714,373)	36,911,823

Moderately Conservative	170,847,010	9,873,047	(1,848,003)	8,025,044

Conservative	121,336,427	3,387,475	(1,179,429)	2,208,046

Bond	131,098,913	7,498,869	(438,531)	7,060,338

Government Bond	174,891,909	4,368,833	(344,280)	4,024,553

Tax-Free Income	174,261,658	15,719,722	(144,431)	15,575,291

Morley Enhanced Income	322,276,846	418,443	(1,574,522)	(1,156,079)

160 Annual Report 2004

As of October 31, 2004, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires

Growth	$203,843,102	2009

Growth	71,971,609	2010

Large Cap Value	979,118	2011

Aggressive	575,335	2009

Aggressive	591,859	2011

Bond	1,655,181	2008

Bond	813,853	2009

Bond	1,540,843	2010

Government Bond	916,878	2012

Tax-Free Income	83,587	2007

Tax-Free Income	233,248	2008

Tax-Free Income	274,984	2011

Money Market	1,238	2008

Money Market	7,994	2010

Money Market	951	2012

Morley Enhanced Income	181,706	2008

Morley Enhanced Income	896,348	2009

Morley Enhanced Income	1,947,216	2010

Morley Enhanced Income	952,689	2011

Morley Enhanced Income	1,507,694	2012

Morley Capital Accumulation	569,688	2012

As of October 31, 2004, the following fund have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Gartmore Large Cap Growth Fund:

Fund	Amount	Expires

Growth	$5,271,820	2008

Growth	1,317,955	2009

Growth	1,317,955	2010

8. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

2004 Annual Report 161

Notes to Financial Statements (Continued)
October 31, 2004

Core Series

For the period ended October 31, 2004, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Large Cap Value	$225,175

Mid Cap Growth	3,932

Nationwide	10,820,137

Aggressive	2,219,962

Moderately Aggressive	3,773,344

Moderate	2,959,008

Moderately Conservative	585,472

Conservative	194,226

For the taxable year ended October 31, 2004, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction

Growth	100%

Large Cap Value	100%

Nationwide	100%

Mid Cap Growth	7%

Aggressive	78%

Moderately Aggressive	52%

Moderate	33%

Moderately Conservative	18%

Conservative	8%

162 Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Nationwide Fund, Gartmore Mid Cap Growth Fund, Gartmore Small Cap Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund, Gartmore Morley Enhanced Income Fund and Gartmore Morley Capital Accumulation Fund (sixteen series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years (or periods) then ended and the financial highlights for each of the three years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, the transfer agent and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Nationwide Fund, Gartmore Small Cap Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund, Gartmore Morley Enhanced Income Fund and Gartmore Morley Capital Accumulation Fund for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 27, 2004

2004 Annual Report 163

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds

October 31, 2004

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).[3]	84	None

Michael J. Baresich c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 1954	Trustee since March 2004	Mr. Baresich has been Chairman of the Board of Cokinetic Systems Corp. (software company) since July 2004. Prior thereto and since 2001, Mr. Baresich served as its Chief Executive Officer. From June 1999 through August 2001, Mr. Baresich was a managing Director of Deutsche Bank. Prior to June 1999, Mr. Baresich was a Managing Director of Bankers Trust.	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., and Terex Corporation.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Nominee	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to 2002.	84	None

164 Annual Report 2004

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Robert M. Duncan* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1927	Trustee since April 1987	Mr. Duncan is Vice President and Secretary Emeritus of The Ohio State University.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of OppenheimerFunds.	84	None

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Nominee	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teacher Insurance Annuity Association - College Retirement Equity Funds).	84	None

Thomas J. Kerr, IV* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1933	Trustee since October 1971	Dr. Kerr is President Emeritus of Kendall College.	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

2004 Annual Report 165

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds
October 31, 2004

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Nominee	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[4]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995	Mr. Wetmore is a Managing Director of Updata Capital, an investment banking and venture capital firm.	84	None

*	Pursuant to the Trust’s mandatory retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.
1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. Allen owns a 51% interest in Graimark Realty Advisors, Inc., a 67% owner of G/ W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, N.A. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment Management, Inc., subadviser of two of the Funds of the Trust. On July 28, 2004, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen nor the Trust’s management believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen’s being deemed to have a “material business relationship” with an investment adviser to the Trust.
4	Messrs. McCarthy and Hondros (see table below) are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.
**	This position is held with an affiliated person or principal underwriter of the Funds.
Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $384,292 from the Trust for the Year Ended October 31, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

166 Annual Report 2004

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds October 31, 2004

			Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee and Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[4] Gartmore Investor Services, Inc. (“GISI”),[4] Gartmore Morley Capital Management, Inc. (“GMCM”),[4] Gartmore Morley Financial Services, Inc. (“GMFS”),[4] NorthPointe Capital, LLC (“NorthPointe”),[4] Gartmore Global Asset Management Trust (“GGAMT”)[4], Gartmore Global Investments, Inc. (“GGI”)[4], Gartmore Mutual Fund Capital Trust (“GMFCT”) [4] and Gartmore SA Capital Trust (“GSA”)[4] ; and a Director of Nationwide Securities, Inc.[4], as well as several entities within Nationwide Financial Services, Inc.	84[3]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President-Operations for GGI[3], GMFCT[3] , and GSA[3]. Prior to July 2000, Mr, Holland was Vice President for First Data Investor Services, an investment company service provider.	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/ Provident Mutual Insurance Company.	84	None

2004 Annual Report 167

Management Information (Unaudited)

Trustees and Officers who are Interested Persons (as defined in the 1940 Act) and Officers of the Funds October 31, 2004 (Continued)

Number of Portfolios
	Position(s) Held		in the	Other
	with the Trust	Principal Occupation(s)	Gartmore Fund	Directorships
Name, Address	and Length of	During Past	Complex Overseen	Held by Trustee
and Date of Birth	Time Served[1]	Five Years	by Trustee	or Nominee[2]
Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1954	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments.	84	None

1	The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Messrs. McCarthy and Hondros (see table below) are also Administrative Committee Members for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.
**	This position is held with an affiliated person or principal underwriter of the Funds.
Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $384,292 from the Trust for the Year Ended October 31, 2004. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 1-800-848-0920. Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 1-800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

168 Annual Report 2004

Index Definitions

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 40% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% S&P MidCap 400 Index, 10% Russell 2000® Index and 5% Lehman Brothers U.S. Aggregate Bond Index.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 35% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% Lehman Brothers U.S. Aggregate Bond Index, 15% S&P MidCap 400 Index, 5% Citigroup 3-Month T-Bill Index and 5% Russell 2000® Index.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 30% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Bond Index, 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, 15% Citigroup 3-Month T-Bill Index, 10% S&P MidCap 400 Index and 5% Russell 2000® Index.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 35% Lehman Brothers U.S. Aggregate Bond Index, 25% Citigroup 3-Month T-Bill Index, 20% S&P 500 Index, 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 10% S&P MidCap 400 Index.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Bond Index, 10% S&P 500 Index, 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 5% S&P MidCap 400 Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Lehman Brothers Government/Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Lehman Brothers Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Lehman Brothers U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Lipper Money Market Fund Index: An unmanaged, equally weighted index that measures the performance of a broad group of taxable money market funds having a constant market price of $1 per share; consists of the largest 30 funds within the general money market funds investment objective as defined by Lipper Inc.

Lipper Ultra-Short Bond Fund Index: An unmanaged index that consists of fixed-income funds having very short durations (average maturity of between 91 and 365 days), relatively little market price sensitivity to changes in interest rates, and at least 65% of their assets in investment-grade debt instruments.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s 500 (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428
www.gartmorefunds.com

Federal law requires the Trust, and each of its investments advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. the Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ Web site at www.gartmorefunds.com or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2004 Gartmore Global Investments, Inc.
All rights reserved.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Paula H.J. Cholmondeley, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) through (d). The information in the table below is provided for services rendered to the registrant by its principal accountant, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2003 and October 31, 2004.

	2003	2004
Audit Fees	$357,445	$396,045
Audit-Related Fees[1]	$74,900	$30,000
Tax Fees[2]	$94,800	$118,125
All Other Fees	$50,000	$0

Total	$577,145	$544,170

[1]	Services include security counts performed under Rule 17f-2 of the 1940 Act.

[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

     The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Gartmore Global Investors(“GGI”), and any service provider to the registrant controlling, controlled by or under common control with GGI that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2003 and October 31, 2004.

	2003	2004
Audit-Related Fees	None.	None.
Tax Fees	None.	None.
All Other Fees	None	None.

Total	None.	None.

     (e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to GGI and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than GGI or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, GGI and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X: [indicate if percentages calculated with or without all audit fees for all funds] [or: Not Applicable]

     Not Applicable.

	2003	2004
	None.	None.
Audit-Related Fees
Tax Fees
All Other Fees

Total

     The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to GGI and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2003 and October 31, 2004: [indicate if percentages calculated with or without all audit fees for all funds] [or: Not Applicable]

	2003	2004
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

     (f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended October 31, 2004 that were attributed to work performed by persons other than PwC’s full-time, permanent employees was ___%. [if over 50%] [or: Not Applicable]

     Not applicable.

     (g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended October 31, 2003 and October 31, 2004 were $1,143,226 and $1,855,629 respectively.

     (h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because they did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence. [or: Not Applicable]

     Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There were no material changes in the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 10. Controls and Procedures.

     (a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     GARTMORE MUTUAL FUNDS

By (Signature and Title)*	/s/ GERALD J. HOLLAND Name: Gerald J. Holland Title: Treasurer Date: January 10, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ PAUL J. HONDROS Name: Paul J. Hondros Title: President & Chairman of the Board Date: January 10, 2005

By (Signature and Title)*	/s/ GERALD J. HOLLAND Name: Gerald J. Holland Title: Treasurer Date: January 10, 2005

* Print the name and title of each signing officer under his or her signature.